                                                                    EXHIBIT 10.7

                                 SUBLEASE AGREEMENT
                                 ------------------



DATED:  July 6, 1998
       -------------

ARTICLE 1:  FUNDAMENTAL SUBLEASE PROVISIONS.


1.1   PARTIES:  Sublessor:  AUSPEX SYSTEMS, INC., a Delaware corporation

               Sublessee:  COVAD COMMUNICATIONS GROUP, INC., a Delaware
                           corporation

1.2 MASTER LEASE: (Article 3): Sublessor, as tenant, is leasing from Master Lessor (set forth below), as landlord, approximately 171,382 feet of leasable area consisting of three (3) two (2) story buildings located on the Central Expressway in the City of Santa Clara, State California (the "Premises") on the terms and subject to the conditions of that certain lease and amendments thereto (if any) dated JANUARY 14, 1997 collectively, the "Master Lease"). A copy of the Master Lease is attached hereto as EXHIBIT A. The Premises are located within a complex which consists of multiple buildings (including the Premises), together with related driveways, parking areas and related fixtures and improvements (collectively, the "Complex").

                Master Lessor: SOUTH BAY/SAN TOMAS ASSOCIATES,
                       a California general partnership

1.3 SUBLEASE PREMISES: (Article 2): The Sublease Premises constitutes a part of the Premises, contains approximately 62,504 square feet of leasable area and is commonly known as 2330 CENTRAL EXPRESSWAY, SANTA CLARA, CALIFORNIA (the "Sublease Premises"). The Sublease Premises is further described on the drawing attached hereto as EXHIBIT B.

1.4 SUBLEASE TERM: (Article 4): Approximately FORTY-EIGHT (48) months, beginning on the Commencement Date and ending on the Termination Date described below, unless commenced later or terminated earlier pursuant to the terms of this Sublease.

1.5   COMMENCEMENT DATE: (Article 4.1): JULY 15, 1998

1.6   TERMINATION DATE: (Article 4.1): JULY 14, 2002

1.7   SUBLESSEE'S PRO RATA SHARE: (Article 5.3): 36.47% (62,504/171,382)

1.8   RENTAL COMMENCEMENT DATE: (Article 5.2): JULY 15, 1998

1.9   MINIMUM MONTHLY RENT: (Article 5.2):

          Dates (inclusive)              NNN/sf/month       NNN/total/month
          ----------------               ------------       ---------------
     July 15, 1998- June 30, 1999           2.00             $125,008.00
     July  1, 1999- June 30, 2000           2.05             $128,133.20
     July  1, 2000- June 30, 2001           2.10             $131,258.40
     July  1, 2001- July 14, 2002           2.15             $134,383.60

1.10  PREPAID RENT: (Article 5.4): $750,048.00

1.11  SECURITY DEPOSIT: (Article 6): $125,000.00

1.12  PERMITTED USE: (Article 7): SUBJECT TO THE LIMITATIONS SET FORTH IN
      ARTICLE 7, GENERAL OFFICE, ENGINEERING, RESEARCH AND DEVELOPMENT, LIGHT ASSEMBLY, WAREHOUSING AND RELATED LAWFUL USES

1.13  GUARANTOR: N/A

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1.14  ADDRESSES FOR NOTICES: (Article 11):

        Master Lessor:    SOUTH BAY DEVELOPMENT COMPANY, INC.
                          511 DIVISION STREET
                          CAMPBELL, CA  95008
                          ATTN: SCOTT TROBBE
                          FAX NO.: (408) 379-3229

        SUBLESSOR:        AUSPEX SYSTEMS, INC.
                          2300 CENTRAL EXPRESSWAY
                          SANTA CLARA, CA  95050
                          ATTN: ELIZABETH PICENO
                          FAX NO.: (408) 566-2525

        SUBLESSEE:        COVAD COMMUNICATIONS GROUP, INC
                          3560 BASSET STREET, SANTA CLARA, CA  95054
                          ATTN: WALT PIENKOS, VP H.R. AND ADMINISTRATION
                          Fax No.:  (408) 490-4507

1.15 SUBLESSOR'S BROKER: (Article 24.4): DAVID TIPTON AND JOHN BRADY, COOPER/BRADY*CRESA

1.16 SUBLESSEE'S BROKER: (Article 24.4): TOM MCGOVERN AND CHUCK TAYLOR, COOPER/BRADY*CRESA

1.17 EXHIBITS AND ADDENDA: The following exhibits and any addenda are annexed to this Sublease:

                Exhibit A       -- Master Lease
                Exhibit B       -- Description of Sublease Premises
                Exhibit C       -- Cafeteria Use Agreement
                Exhibit D       -- Furniture Inventory

Each reference in this Sublease Agreement ("Sublease") to any provision in
Article 1 shall be construed to incorporate all of the terms of each such provision. In the event of any conflict between this Article 1 and the balance of the Sublease, the balance of the Sublease shall control.

ARTICLE 2:  SUBLEASE PREMISES.

2.1 SUBLEASE. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the Sublease Term (hereinafter defined), at the Rent and upon the terms and conditions hereinafter set forth, the Sublease Premises, and all common areas related thereto. Sublessee acknowledges that the leasable area of the Premises as specified in Article 1 is an estimate and that Sublessor does not warrant the exact leasable area of the Premises. By taking possession of the Premises, Sublessee accepts the leasable area of the Premises as that specified in Article 1.

2.2 CONDITION OF THE SUBLEASE PREMISES. Sublessee shall accept possession of the Sublease Premises on the Commencement Date in its "As Is" condition; provided, however, Sublessor shall professionally clean the Sublease Premises prior to delivery thereof to Sublessee and , to the extent provided in the Master Lease, Sublessee shall receive the benefit of any warranties applicable to the Sublease Premises. Sublessee acknowledges that except as expressly stated in this Sublease, (i) Sublessor makes no warranties or representations regarding the physical condition of the Sublease Premises; (ii) Sublessee has had an opportunity to inspect the Sublease Premises, including the roof and structural components of the building; the electrical, plumbing, HVAC, and other building systems serving the Sublease Premises; and the environmental condition of the Sublease Premises and related common areas; and to hire experts to conduct such inspections on its behalf; and (iii) Sublessee is leasing the Sublease Premises based on its own inspection of the Sublease Premises and those of its agents, and is not relying on any statements, representations or warranties of Sublessor regarding the physical condition of the Sublease Premises. Sublessee's taking of possession of the Sublease Premises shall constitute conclusive evidence that the Sublease Premises are in good, clean and tenantable condition.

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ARTICLE 3:  TERMS OF THE MASTER LEASE.

3.1 SUBLEASE SUBORDINATE. This Sublease is subordinate and subject to all of the terms and conditions of the Master Lease. If the Master Lease terminates for any reason whatsoever, this Sublease shall terminate concurrently, and the parties hereto shall be relieved of any liability thereafter accruing under this Sublease, except for the liabilities of Sublessee which by the terms of this Sublease survive the expiration or earlier termination of this Sublease.

3.2 ASSUMPTION OF OBLIGATIONS. To the extent applicable to the Sublease Premises and Sublessee's use of the common areas, Sublessee hereby expressly assumes and agrees to perform and discharge, as and when required by the Master Lease, all debts, duties and obligations to be paid, performed or discharged by Sublessor under the terms, covenants and conditions of the Master Lease from and after the Commencement Date, except as specifically set forth in this Sublease. Sublessee shall not commit or suffer at any time any act or omission that would violate any provision of the Master Lease. So long as Sublessee complies with all of its obligations under this Sublease, Sublessor shall not commit any act or omission during the Sublease Term which would lead to the termination of the Master Lease by Master Lessor. Notwithstanding the foregoing, if Sublessee fails to comply with any of its obligations under this Sublease, and does not cure such failure within the applicable cure period, then Sublessor shall have no obligation to Sublessee to maintain the Master Lease for Sublessee's benefit.

3.3 MASTER LESSOR'S OBLIGATIONS. Sublessor shall not be responsible to Sublessee for furnishing any service, maintenance or repairs to the Sublease Premises which are the obligation of the Master Lessor under the Master Lease, it being understood that Sublessee shall look solely to Master Lessor for performance of any such service, maintenance or repairs. However, if Master Lessor shall fail to perform its obligations under the Masters Lease, Sublessor, upon receipt of written notice from Sublessee, shall use commercially reasonable efforts to attempt to enforce the obligations of Master Lessor under the Master Lease; provided, however, that Sublessor shall not be required to incur any costs or expenses in connection therewith unless Sublessee agrees to reimburse Sublessor for any such costs and expenses as Additional Rent hereunder.

3.4 SUBLESSOR'S OBLIGATIONS. Notwithstanding anything to the contrary contained in this Sublease, Sublessor shall keep and maintain, at the sole cost of Sublessee as provided in Article 5.3, the Sublease Premises (including appurtenances) to the extent required of the "Tenant" by the Master Lease; provided, however, Sublessee shall, at its sole cost and expense, provide for customary janitorial services for the Sublease Premises. Sublessor shall have no obligation to perform under this paragraph until a reasonable time after receipt of written notice from Sublessee of such need.

3.5 SUBLESSOR'S RIGHTS AND REMEDIES. In addition to all the rights and remedies provided to Sublessor at law or in equity, (a) if Sublessee fails, within any applicable grace periods provided herein, to perform any act on its part to be performed pursuant to the requirements of the Master Lease or as otherwise required by this Sublease, then Sublessor may, but shall not be obligated to, enter the Sublease Premises to perform such act, and all costs and expenses incurred by Sublessor in doing so shall be deemed Additional Rent payable by Sublessee to Sublessor upon demand; and (b) in the event of any breach by Sublessee of any of its obligations under this Sublease, Sublessor shall have all of the rights with respect to such default which are available to Master Lessor under the Master Lease.

ARTICLE 4:  SUBLEASE TERM.

4.1 COMMENCEMENT AND TERMINATION DATES. The term of this Sublease ("Sublease Term") shall be for the period of time commencing on the commencement date described in Article 1 (the "Commencement Date") and ending on the termination date described in Article 1 or on such earlier date of termination as provided herein (the "Termination Date").

4.2 DELAY IN COMMENCEMENT. If for any reason possession of the Sublease Premises has not been delivered to Sublessee by the scheduled Commencement Date or any other date, Sublessor shall not be liable to Sublessee or any other person or entity for any loss or damage resulting therefrom. In the event of such delay, the Commencement Date shall be delayed until possession of the Sublease Premises is delivered to Sublessee, but the Termination Date shall not be extended. If Sublessor is unable to deliver possession of the Sublease Premises to Sublessee within thirty (30) days after the Commencement Date, then Sublessee may terminate this Sublease by giving written notice to Sublessor at any time after that date, and the parties shall have no further liability thereafter accruing under this Sublease; provided, however, that if Sublessor tenders possession to Sublessee within five (5) days after receipt of Sublessee's notice of termination, such notice shall be void.

4.3 EARLY OCCUPANCY. Sublessee shall be permitted to occupy the Sublease Premises prior to the Rental Commencement Date for the purpose of planning its relocation and installing its personal property and equipment; provided, however, such occupancy shall be subject to all of the provisions of this Sublease, except for the payment of Minimum Monthly Rent. Early occupancy of the Sublease Premises shall not advance the Termination Date. Sublessee shall, prior to entering the Sublease Premises, deliver to Sublessor certificates of insurance evidencing the policies required of Sublessee under this Sublease.

ARTICLE 5:  RENT AND ADDITIONAL EXPENSES.

5.1 PAYMENT OF RENT. All monies payable by Sublessee under this Sublease shall constitute "Rent." All Rent shall be paid in lawful money of the United States, without any deduction or offset, to Sublessor at the address of Sublessor specified in Article 1 or such other place as Sublessor may designate in writing. No payment by Sublessee of a lesser amount than the Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment of Rent be deemed an accord and satisfaction, and Sublessor may accept such check or payment without prejudice to its right to recover the balance of such Rent or to pursue any other remedy. Rent for any partial calendar months at the beginning or end of the Sublease Term shall be prorated based on a thirty (30) day month.

5.2 MINIMUM MONTHLY RENT. Sublessee shall pay to Sublessor the sums set forth in Article 1 hereof as Minimum Monthly Rent, in advance, on the first day of each calendar month throughout the Sublease Term, commencing on the Rental Commencement Date.

5.3 ADDITIONAL RENT. In addition to Minimum Monthly Rent, Sublessee shall pay to Sublessor from time to time upon demand, the amount of real property taxes, maintenance, insurance, utilities and other charges to the extent applicable to the Sublease Premises and Sublessee's Pro Rata Share (as specified in Article 1) of all costs incurred by Sublessor with respect to the operation, protection, maintenance, repair and replacement of the common areas, and the responsibility of or payable by Sublessor under the Master Lease. Notwithstanding the foregoing, Sublessee shall pay promptly, as the same become due, for utilities, materials or services which are furnished and billed directly to Sublessee. It is the parties' intent that this Sublease shall be an absolute net-net-net sublease, and Sublessee agrees that any and all charges, fees, impositions and payments of any kind whatsoever attributable to the Sublease Premises and due or owing by or to be performed by Sublessor under the Master Lease shall be passed through to Sublessee as Additional Rent hereunder. To the extent that real property taxes are not separately assessed, Sublessee shall pay Sublessee's Pro Rata Share of real property taxes assessed against the Complex.

5.4 PREPAID RENT. Concurrently with Sublessee's execution of this Sublease, Sublessee shall pay to Sublessor the first month's Minimum Monthly Rent due under the Sublease equal to $125,008. Upon approval of the Sublease by Master Lessor, Sublessee shall pay to Sublessor the balance of the Prepaid Rent specified in Article 1 in the amount of $625,040 which shall be applied to the installments of Minimum Monthly Rent for months 2 through 6 of the Sublease Term.

5.5   LATE CHARGE.  If Sublessee fails to pay any Rent due hereunder within five
(5) days after Sublessor notifies Sublessee that such amount is past due, then Sublessee shall pay Sublessor a late charge equal to six percent (6%) of such delinquent amount as liquidated damages for Sublessee's failure to make timely payment. Any notice given by Sublessor pursuant to any statute governing unlawful detainer actions shall be deemed to be concurrent with, and not in addition to, the notice required herein. This provision for a late charge shall not be deemed to grant Sublessee a grace period or extension of time for performance. If any Rent remains delinquent for a period in excess of thirty
(30) days then, in addition to such late charge, Sublessee shall pay to Sublessor interest on the delinquent amount from the end of such thirty (30) day period until paid, at the rate of ten percent (10%) per annum or the maximum rate permitted by law.

ARTICLE 6: SECURITY DEPOSIT. Upon execution of this Sublease, Sublessee shall deposit with Sublessor in cash the sum specified in Article 1 hereof as a "Security Deposit." The Security Deposit shall be held by Sublessor as security for Sublessee's faithful performance under this Sublease. If Sublessee fails to pay any Rent as and when due under this Sublease or otherwise fails to perform its obligations hereunder, then Sublessor may, at its option and without prejudice to any other remedy which Sublessor may have, apply, use or retain all or any portion of the Security Deposit toward the payment of delinquent Rent or for any loss or damage sustained by Sublessor due to such failure by Sublessee. Sublessee shall upon demand restore the Security Deposit to the original sum deposited. The Security Deposit shall not bear interest nor shall Sublessor be required to keep such sum separate from its general funds. To the extent not otherwise applied by Sublessor as provided herein, the Security Deposit shall be returned to Sublessee within thirty (30) days after the Termination Date. In the event of bankruptcy or other debtor-creditor proceedings filed by or against Sublessee, such Security Deposit shall be deemed to be applied first to the payment of Rent due Sublessor for the period immediately prior to the filing of such proceedings.

ARTICLE 7:  USE.

7.1 USE OF THE SUBLEASE PREMISES. Sublessee shall use the Sublease Premises solely for the purposes specified in Article 1 in strict conformance with the applicable requirements of the Master Lease, and for no other purpose whatsoever.

7.2 SUITABILITY. Sublessee acknowledges that neither Sublessor nor any agent of Sublessor has made any representation or warranty with respect to the Sublease Premises, the permitted uses that can be made of the Sublease Premises under existing laws, or the suitability of the Sublease Premises for the conduct of Sublessee's business, nor has Sublessor agreed to undertake any modification, alteration or improvement to the Sublease Premises.

7.3   HAZARDOUS MATERIALS.

      7.3.1 DEFINITIONS. As used herein, the term "Hazardous Material Law" shall mean any statute, law, ordinance, or regulation of any governmental body or agency which regulates the use, storage, generation, discharge, treatment, transportation, release, or disposal of any Hazardous Material (as defined in the Master Lease).

      7.3.2 USE RESTRICTION. Sublessee shall not cause or permit any Hazardous Material to be used, stored, generated, discharged, treated, transported to or from, released or disposed of in, on, over, through, or about the Sublease Premises, or any other land or improvements in the vicinity of the Sublease Premises, without the prior written consent of Master Lessor and Sublessor, which consent may be withheld in the sole and absolute discretion of Master Lessor and/or Sublessor. Without limiting the generality of the foregoing, (a) any use, storage, generation, discharge, treatment, transportation, release, or disposal of Hazardous Material by Sublessee shall strictly comply with all applicable Hazardous Material Laws, and (b) if the presence of Hazardous Material on the Sublease Premises caused or permitted by Sublessee or its agents, employees, invitees, visitors or contractors results in contamination of the Sublease Premises or any soil, air, ground or surface waters under, through, over, on, in or about the Sublease Premises, Sublessee, at its expense, shall promptly take all actions necessary to return the Sublease Premises to the condition existing prior to the existence of such Hazardous Material.

ARTICLE 8: SURRENDER. Upon the expiration or earlier termination of this Sublease, Sublessee shall surrender the Sublease Premises in the same condition and repair as the Sublease Premises were delivered to Sublessee on the Commencement Date, excepting only ordinary wear and tear and damage by fire, earthquake, act of God or the elements and all alterations, improvements or additions which Sublessee is not required to remove pursuant to the terms of this Sublease. Sublessee shall professionally clean the Sublease Premises prior to surrender thereof to Sublessor. Sublessee agrees to repair any damage to the Sublease Premises, or the building of which the Sublease Premises are a part, caused by or related to the removal of any articles of personal property, business or trade fixtures, machinery, equipment, cabinetwork, signs, furniture, movable partitions or permanent improvements or additions which Sublessor allows or requires Sublessee to remove, including, without limitation, repairing the floor and patching and/or painting the walls where required by Sublessor to the reasonable satisfaction of Sublessor and/or Master Lessor, all at Sublessee's sole cost and expense. Sublessee shall indemnify Sublessor against any loss or liability resulting from delay by Sublessee in so surrendering the Sublease Premises, including, without limitation, any claims made by the Master Lessor and/or any succeeding tenant founded on such delay. Such indemnity obligation shall survive the expiration or earlier termination of this Sublease.

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ARTICLE 9:  CONSENT.  Whenever the consent or approval of Master Lessor is required pursuant to the terms of the Master Lease, for the purposes of this Sublease, Sublessee, in each such instance, shall be required to obtain the written consent or approval of both Master Lessor and Sublessor. If Master Lessor refuses to grant its consent or approval, Sublessor may withhold its consent or approval and Sublessee agrees that such action by Sublessor shall be deemed reasonable. Unless otherwise provided in this Sublease, Sublessor's consent shall not be unreasonably withheld or delayed.

ARTICLE 10: INSURANCE. All insurance policies required to be carried by Sublessor under the Master Lease shall be maintained by Sublessee pursuant to the terms of the Master Lease, and shall name Sublessor and Master Lessor (and such other lenders, persons, firms, or corporations as are designated by Sublessor or Master Lessor) as additional insureds by endorsement. All policies shall be written as primary policies with respect to the interests of Master Lessor and Sublessor and such other additional insureds and shall provide that any insurance carried by Master Lessor or Sublessor or such other additional insureds is excess and not contributing insurance with respect to the insurance required hereunder. All policies shall also contain "cross liability" or "severability of interest" provisions, shall insure the performance of the indemnity set forth in Article 14 of this Sublease, and shall contain a waiver of subrogation provision in favor of Sublessor. Sublessee shall provide Master Lessor and Sublessor with copies or certificates of all policies, including in each instance an endorsement providing that such insurance shall not be cancelled or amended except after thirty (30) days prior written notice to Master Lessor and Sublessor. All deductibles, if any, under any such insurance policies shall be subject to the prior reasonable approval of Sublessor, and all certificates delivered to Master Lessor and Sublessor shall specify the limits of the policy and all deductibles thereunder.

ARTICLE 11: NOTICES.

11.1 NOTICE REQUIREMENTS. All notices, demands, consents, and approvals which may or are required to be given by either party to the other under this Sublease shall be in writing and may be personally delivered or given or made by overnight courier such as Federal Express, by facsimile transmission or made by United States registered or certified mail addressed as shown in Article 1. Any notice or demand so given shall be deemed to be delivered or made on the date personal service is effected or, on the next business day if sent by overnight courier, or the same day as given if sent by facsimile transmission and received by 5:00 p.m. Pacific time or on the second business day after the same is deposited in the United States Mail as registered or certified and addressed as above provided with postage thereon fully prepaid. Either party hereto may change its address at any time by giving written notice of such change to the other party in the manner provided herein at least ten (10) calendar days prior to the date such change is desired to be effective.

11.2 NOTICES FROM MASTER LESSOR. Each party shall provide to the other party a copy of any notice or demand received from or delivered to Master Lessor within twenty four (24) hours of receiving or delivering such notice or demand.

ARTICLE 12: DAMAGE, DESTRUCTION, CONDEMNATION. To the extent that the Master Lease gives Sublessor any rights following the occurrence of any damage, destruction or condemnation to terminate the Master Lease, to repair or restore the Sublease Premises, to contribute toward such repair or restoration costs to avoid termination, to obtain and utilize insurance or condemnation proceeds to repair or restore the Sublease Premises, or any similar rights, such rights shall be reserved to and exercisable solely by Sublessor, in its sole and absolute discretion, and not by Sublessee. The exercise of any such right by Sublessor shall under no circumstances constitute a default or breach under this Sublease or subject Sublessor to any liability therefor.

ARTICLE 13: INSPECTION OF THE SUBLEASE PREMISES. Sublessee shall permit Sublessor and its agents to enter the Sublease Premises at any reasonable time for the purpose of inspecting the same or posting a notice of non-responsibility for alterations, additions or repairs, provided that Sublessor provides at least twenty-four (24) hours prior notice (except in the case of emergency).

ARTICLE 14:  INDEMNITY; EXEMPTION OF SUBLESSOR FROM LIABILITY.

14.1 SUBLESSEE INDEMNITY. Except in connection with damage or injury caused by the gross negligence or willful misconduct of Sublessor or its authorized agents, Sublessee shall indemnify, defend (with counsel reasonably satisfactory to Sublessor), protect and hold harmless Sublessor and its agents, employees, contractors, stockholders, officers, directors, successors and assigns from and

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against any and all claims, demands, actions, suits, proceedings, liabilities, obligations, losses, damages, judgments, costs, penalties, fines, and expenses (including, but not limited to, attorneys', consultants' and expert witness fees) arising out of, resulting from, or related to (i) any injury or death to any person or injury or damage to property caused by, arising out of, or involving (A) Sublessee's use of the Sublease Premises, the conduct of Sublessee's business therein, or any activity, work or thing done, permitted or suffered by Sublessee in or about the Sublease Premises or the common areas, (B) a breach by Sublessee in the performance in a timely manner of any obligation of Sublessee to be performed under this Sublease, or (C) the negligence or intentional acts of Sublessee or Sublessee's agents, contractors, employees, subtenants, licensees, or invitees, and/or (ii) the storage, use, generation, discharge, treatment, transportation, release or disposal of Hazardous Material by Sublessee or its agents, employees, invitees, visitors or contractors in, on, over, through, from, about, or beneath the Sublease Premises or any nearby premises. This indemnity shall survive the expiration or earlier termination of this Sublease.

14.2 SUBLESSEE WAIVER. Sublessee, as a material part of the consideration to Sublessor, hereby assumes all risk of damage to property or injury to persons in, upon or about the Sublease Premises arising from any cause and Sublessee hereby waives all claims in respect thereof against Sublessor, except in connection with damage or injury caused solely by the gross negligence or willful misconduct of Sublessor or its authorized agents; provided, however, that in no event shall Sublessor be liable for any loss of profits or any special, indirect, incidental, consequential or punitive damages, however caused and on any theory of liability. This waiver shall survive the expiration or earlier termination of this Sublease.

14.3 MUTUAL WAIVER OF SUBROGATION. Each party (the "First Party") hereby releases the other party (the "Second Party"), and its partners, officers, agents, employees, and servants, from any and all claims, demands, loss, expense, or injury to the Sublease Premises or to the furnishings, fixtures, equipment, inventory, or other property in, about, or upon the Sublease Premises, which is caused by or results from perils, events, or happenings which are the subject of fire or other casualty insurance carried by the First Party at the time of such loss or which would have been in force had the First Party carried the insurance required hereunder or by the Master Lease (collectively, the "Effective Coverage") irrespective of any negligence on the part of the Second Party that may have contributed to or caused such loss; subject to the following limitations: (i) the Second Party shall not be released from any liability to the extent that such damages are not covered by the insurance recovery under the Effective Coverage or are the result of willful acts by the Second Party, and (ii) the Second Party shall be responsible for reimbursing the First Party for any deductible owed as a result of such damages. Each party shall use commercially reasonable efforts to obtain, if needed, appropriate endorsements to its policies of insurance with respect to the foregoing releases; provided, however, that failure to obtain such endorsements shall not affect the releases hereinabove given.

ARTICLE 15: ASSIGNMENT AND SUBLETTING.

15.1 RESTRICTION ON ASSIGNMENT, SUBLETTING AND TRANSFER. Sublessee shall not voluntarily or by operation of law assign this Sublease or enter into license or concession agreement, sublet all or any part of the Sublease Premises, or otherwise transfer, mortgage, pledge, hypothecate or encumber all or any part of Sublessee's interest in this Sublease or in the Sublease Premises or any part thereof, without the prior written consent of Master Lessor (pursuant to the terms of the Master Lease) and Sublessor. Any attempt to do so without such consent being first had and obtained shall be wholly void and shall constitute a default by Sublessee under this Sublease. Sublessee hereby irrevocably assigns to Sublessor all Rent and other sums or consideration in any form, from any such subletting or assignment, and agrees that Sublessor, as assignee and as attorney-in-fact for Sublessee, or a receiver for Sublessee appointed upon Sublessor's application, may collect such Rent and other sums and apply the same against amounts owing to Sublessor in the event of Sublessee's default; provided, however, that until the occurrence of any act of default by Sublessee or Sublessee's subtenant, Sublessee shall have the right to collect such sums, provided that all sums in excess of the Minimum Monthly Rent set forth herein (the "Excess") which any subtenant covenants to pay shall be paid as follows: twenty-five percent (25%) of the Excess to Sublessee and the balance of the Excess to Sublessor as Additional Rent (of which, twenty-five percent (25%) of the Excess shall be retained by Sublessor and fifty percent (50%) of the Excess shall be delivered to Master Lessor pursuant to the terms of the Master Lease.)

15.2 CONSENT TO ASSIGNMENT AND SUBLETTING. Sublessor's consent to an assignment or sublease of all or part of the Sublease Premises shall not be unreasonably withheld or delayed; provided, however, such consent shall be subject to the prior approval of Master Lessor and shall be conditioned upon

Sublessee's compliance with all terms, conditions, approvals and requirements applicable to such assignment or sublease as set forth in the Master Lease and all conditions imposed by Master Lessor. Subject to the terms of the preceding sentence, Sublessor shall deliver its consent within five (5) business days after receipt of Master Lessor's written consent to an assignment or sublease by Sublessee.

15.3 CONSENT TO OTHER TRANSFERS. Sublessor's consent to a transfer, mortgage, pledge, hypothecation or encumbrance of all or any part of Sublessee's interest in this Sublease or in the Sublease Premises or any part thereof may be withheld in Sublessor's sole discretion.

ARTICLE 16: DELIVERY OF DOCUMENTS. Sublessee shall execute and deliver any document or other instrument required by Master Lessor or Sublessor pursuant to the Master Lease within five (5) days following receipt of a written request from Master Lessor or Sublessor. Failure to comply with this provision shall constitute a default by Sublessee under this Sublease.

ARTICLE 17: HOLDING OVER. Any holding over by Sublessee after the Termination Date, without the prior written consent of Master Lessor and Sublessor, shall not constitute a renewal or extension of this Sublease or give Sublessee any rights in or to the Sublease Premises. Any holding over by Sublessee after the Termination Date, with the prior written consent of Master Lessor and Sublessor, shall be construed as a month-to-month tenancy on the same terms and conditions as specified in this Sublease, except that Sublessee shall pay to Sublessor as Minimum Monthly Rent during such tenancy an amount equal to One Hundred Fifty Percent (150%) of the most recent applicable Minimum Monthly Rent amount.

ARTICLE 18: OPTIONS. Any right of Sublessor to extend or renew the term of the Master Lease or to expand the Premises (if any), shall be reserved to and exercisable solely by Sublessor, in its sole discretion, and not by Sublessee. Sublessor agrees to exercise such rights to extend or renew the Master Lease only to the extent necessary to fulfill its obligations under this Sublease.

ARTICLE 19: RIGHT OF FIRST OFFER.

19.1 ONE-TIME OFFER TO LEASE EXPANSION SPACE. If at any time during the Sublease Term, Sublessor desires to lease one or more complete floors located within Premises (the "Expansion Space") to other than an affiliated third party, then Sublessor shall give Sublessee written notice ("Lease Notice") of all material terms pursuant to which Sublessor would be willing to lease such Expansion Space. Sublessee shall have the first right, by giving written notice to Sublessor within five (5) business days after receipt of Sublessor's Lease Notice, to lease the Expansion Space pursuant to the terms contained in the Lease Notice. For purposes of this paragraph, an "affiliated third party" shall mean any corporation or entity with which Sublessee may merge or consolidate or become affiliated as a parent, subsidiary, holding company or otherwise, or any corporation or entity with which Sublessee has a strategic business relationship.

19.2 ACCEPTANCE OF EXPANSION SPACE BY SUBLESSEE. If Sublessee exercises its right by giving notice within the five (5) business day period described above, Sublessor and Sublessee shall, within ten (10) business days thereafter, enter into an amendment to the Sublease incorporating the Expansion Space as part of the Sublease Premises, amended to set forth all of the terms provided in the Lease Notice. The lease of the Expansion Space shall be subject to the approval of the Master Lessor as provided in the Master Lease.

19.3 SUBLESSEE'S REJECTION OF EXPANSION SPACE. If Sublessee rejects the Expansion Space, or fails to give notice of its intention to exercise its right of first offer within the requisite five (5) business day period, then Landlord may lease the Expansion Space to any prospective tenant, provided, however, that the net present value of the Rent and other economic terms, is not, collectively, greater than ten percent (10%) more favorable to the prospective tenant than the terms in Sublessor's Expansion Notice. If such terms are greater than ten percent (10%) more favorable to the prospective tenant than those terms contained in Sublessor's Expansion Notice, then Sublessor shall send Sublessee another Expansion Notice containing such terms, conditions, and covenants, and this Article 19 shall again apply.

19.4 TERMINATION OF RIGHT OF FIRST OFFER. The right of first offer set forth in this Article 19 to lease Expansion Space is a one-time offer. Upon the execution of a lease of the Expansion Space between Sublessor and Sublessee or another tenant, or if Sublessee rejects the Expansion Space, or fails to give notice of its intention to exercise its right of first offer within the requisite time period, then Sublessee shall no longer have the right of first offer, and this Article 19 shall be of no further force or effect

ARTICLE 20: PARKING. Subject to reasonable Rules and Regulations that may be promulgated by Master Lessor and/or Sublessor from time to time, Sublessee shall have the non-exclusive right in common with other tenants and occupants of the Complex to use, free of a monthly fee during the term of the Sublease, two hundred fifty (250) parking spaces located in the Complex that are appurtenant to the Sublease Premises. Of the two hundred fifty (250) parking spaces, Sublessee shall have the right to designate and mark up to twelve (12) visitor parking spaces, subject to the prior approval of Master Lessor and Sublessor.

  Sublessee shall not, at any time, park, or permit to be parked, any trucks or vehicles adjacent to the loading areas so as to interfere in any way with the use of such areas, nor shall Sublessee at any time park, or permit the parking of Sublessee's trucks or other vehicles or the trucks or other vehicles of Sublessee's suppliers or others, in any portion of the Complex not designated by Sublessor for such use by Sublessee. Sublessee shall not park nor permit to be parked, any inoperative vehicles or equipment on any portion of the parking area or outside areas of the Complex, or use the same for storage. Sublessee agrees to assume responsibility for compliance by its employees with the parking provisions contained herein.

ARTICLE 21: SIGNAGE. Subject to the prior approval of all applicable governmental agencies, Master Lessor and Sublessor, Sublessee shall have the right to the following signage:

     1. Building facade signage on the upper portion of the Sublease Premises facing the San Tomas Expressway;
     2. Shared monument signage on the driveway entrance along San Tomas Expressway;
     3.   Signage on the glass entry doors to the Sublease Premises;
     4.   Directional signage; and
     5.   Lobby signage.

     Upon expiration or other sooner termination of this Sublease, Sublessee at Sublessee's sole cost and expense shall remove the foregoing signs and repair all damage in such a manner as to restore all aspects of the appearance of the Sublease Premises to the condition prior to the placement of said signs.

ARTICLE 22: CAFETERIA USE AGREEMENT. Sublessee shall have the right to use the cafeteria located in the Complex in accordance with the Cafeteria Use Agreement, a copy of which is attached hereto as EXHIBIT C.

ARTICLE 23: FURNITURE. Prior to the Commencement Date, the parties agree to attach an inventory of furniture (the "Furniture") to the Sublease as EXHIBIT D. The furniture is owned by Sublessor and may be used by Sublessee during the Sublease Term without rental charge. Sublessee agrees, at its sole cost and expense, to maintain the Furniture in good condition and repair, allowing for reasonable wear and tear. In the event that the Furniture is damaged during the Sublease Term, Sublessee shall, at Sublessor's option, either repair or replace such damaged Furniture at Sublessee's sole cost and expense. Any installations, replacements, and substitutions of parts or accessories with respect to any of the Furniture shall constitute accessions and shall become part of the Furniture and shall be owned by Sublessor. Sublessor shall not be under any liability or obligation in any manner to provide service, maintenance, or repairs for the Furniture. Upon the expiration or earlier termination of this Sublease, Sublessee shall return the Furniture in the same condition and repair as the Furniture was delivered to Sublessee on the Commencement Date, excepting only ordinary wear and tear.

ARTICLE 24:  GENERAL PROVISIONS.

24.1 SEVERABILITY. If any term or provision of this Sublease shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Sublease shall not be affected thereby, and each term and provision of this Sublease shall be valid and enforceable to the fullest extent permitted by law.

24.2 ATTORNEYS' FEES; COSTS OF SUIT. If Sublessee or Sublessor shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Sublease, including any suit by Sublessor for the recovery of Rent or possession of the Sublease Premises or upon appeal, the prevailing party shall be entitled to recover its reasonable attorneys' fees and costs of suit.

24.3 WAIVER. No covenant, term or condition or the breach thereof shall be deemed waived, except by written consent of the party against whom the waiver is claimed, and any waiver of the breach of any covenant, term or condition shall not be deemed to be a waiver of any other covenant, term or condition. Acceptance by Sublessor of any performance by Sublessee after the time the same shall have become due shall not constitute a waiver by Sublessor of the breach or default of any covenant, term or condition unless otherwise expressly agreed to by Sublessor in writing.

24.4 BROKERAGE COMMISSIONS. The parties represent and warrant to each other that they have dealt with no brokers, finders, agents or other person in connection with the transaction contemplated hereby to whom a brokerage or other commission or fee may be payable, except for the brokers named in Article 1. Each party shall indemnify, defend and hold the other harmless from any claims arising from any breach by the indemnifying party of the representation and warranty in this paragraph.

24.5 BINDING EFFECT. Preparation of this Sublease by Sublessor or Sublessor's agent and submission of the same to Sublessee shall not be deemed an offer to lease. This Sublease shall become binding upon Sublessor and Sublessee only when fully executed by Sublessor and Sublessee and approved in writing by Master Lessor. If Master Lessor fails to approve this Sublease within 30 days following its submission to Master Lessor, then either Sublessor or Sublessee may terminate this Sublease by giving written notice to the other party prior to the date that Master Lessor approve this Sublease in writing. In the event that this Sublease is terminated under this paragraph, the parties shall have no further liability thereafter accruing under this Sublease.

24.6 ENTIRE AGREEMENT. This instrument, along with any exhibits and addenda hereto, constitutes the entire agreement between Sublessor and Sublessee relative to the Sublease Premises. This Sublease may be altered, amended or revoked only by an instrument in writing signed by both Sublessor and Sublessee. There are no oral agreements or representations between the parties affecting this Sublease, and this Sublease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements, representations and understandings, if any, between the parties hereto.

24.7 EXECUTION. This Sublease may be executed in one or more counterparts, each of which shall be considered an original counterpart, and all of which together shall constitute one and the same instrument. Each person executing this Sublease represents that the execution of this Sublease has been duly authorized by the party on whose behalf the person is executing this Sublease.

24.8 WAIVER TO TRIAL BY JURY. To the full extent permitted by law, Sublessee hereby waives the right to trial by jury in any action, proceeding or counterclaim brought by Sublessee on any matter whatsoever arising out of or in any way connected with this Sublease, the relationship of Sublessee and Sublessor, Sublessee's use or occupancy of the Sublease Premises and/or any claim of injury or damage.

ARTICLE 25:  OPTION TO EXTEND.

  25.1 DEFINITIONS. The phrase "Sublease Term" as used in this Article shall mean the Sublease Term and any Extension Period (as defined below) for which Sublessee has exercised its extension rights pursuant to this Article 25, and the expiration date of the Sublease Term shall be the expiration date of such Extension Period.

  25.2 OPTION TO EXTEND. Subject to the terms and conditions set forth below, Sublessee shall have the option to extend the Sublease Term for two additional periods of one (1) year each ("Extension Periods"). The Extension Periods shall commence upon the expiration of the Sublease Term. The option to extend shall be personal to Sublessee, and shall not be transferable or assignable to any other person or entity. Sublessee's option to extend shall be subject to the following conditions:

        i. Sublessee shall not have committed an uncured breach of the Sublease either at the time it gives Sublessor notice of its intent to extend or at the commencement of the Extension Period;

        ii. Sublessee shall be operating in the Sublease Premises in a manner consistent in all respects with the Sublease;

        iii. Sublessee shall have exercised all prior options to extend the term of the Sublease;

        iv. Sublessee shall give Sublessor unconditional written notice of the exercise of its option at least nine (9) months prior to the expiration of the Sublease Term, time being strictly of the essence, and any failure to give said notice within the required time period shall be deemed an election by Sublessee not to extend the term of the Sublease for the Extension Period; and

        v. Within sixty (60) days after Sublessor receives Sublessee's notice of its intent to exercise the option to extend, Sublessor shall give Sublessee written notice of its consent or disapproval of such option. Sublessor's consent to such option may be withheld in Sublessor's sole and absolute discretion.

  25.3 TERMS OF THE EXTENSION PERIOD. The Extension Periods shall be upon the same terms and conditions as are contained in the Sublease, except that Sublessee shall not have any further options to extend the Sublease beyond the Extension Periods and the Minimum Monthly Rent for the Extension Periods shall be as follows:


          Dates (inclusive)             NNN/sf/month       NNN/total/month
          -----------------             ------------       ---------------

     July 15, 2002- July 14, 2003           $2.20            $137,508.80
     July 15, 2003- July 14, 2004           $2.25            $140,634.00


ARTICLE 26: ALTERATIONS AND ADDITIONS. Sublessee shall not make, or suffer to be made, any alteration, improvement or addition to the Sublease Premises, or any part thereof, without the prior written consent of Sublessor and Master Lessor (pursuant to the terms of the Master Lease) and without a valid building permit issued by the appropriate governmental authority. Sublessor's consent shall not be unreasonably withheld or delayed; provided, however, such consent may be conditioned upon the requirement that Sublessee remove any such alteration, addition or improvement at the expiration or earlier termination of the Sublease. Sublessor shall notify Sublessee concurrently with its consent to any such alteration, addition or improvement whether or not removal of such alteration, addition or improvement will be required at the expiration or earlier termination of the Sublease.


"SUBLESSOR"

AUSPEX SYSTEMS, INC.,
A DELAWARE CORPORATION



By:  /s/ R. Marshall Case
     -------------------------------

Name: R. Marshall Case
      ------------------------------

Its: VP & CFO
     -------------------------------


"SUBLESSEE"

COVAD COMMUNICATIONS GROUP, INC.,
A DELAWARE CORPORATION



By:  /s/ Timothy Laehy
    --------------------------------

Name: Timothy Laehy                  7/6/98
      ------------------------------

Its: CFO
     -------------------------------

                               LEASE AGREEMENT

                               BY AND BETWEEN

                       SOUTH BAY/SAN TOMAS ASSOCIATES

                                     AND

                            AUSPEX SYSTEMS, INC.

                        DATED AS OF JANUARY 14, 1997

                              TABLE OF CONTENTS
                                                                            Page
                                                                            ----


1.   Parties..................................................................1

2.   Demise of Premises.......................................................1

3.   Lease Term...............................................................1
     A.    Lease Term.........................................................1
     B.    Commencement Date..................................................1
     C.    Commencement Date Memorandum.......................................2
     D.    Delay in Completion of Buildings...................................2
     E.    Options to Extend..................................................2
     F.    Early Entry........................................................3

4.   Rent.....................................................................3
     A.    Time of Payment....................................................3
     B.    Monthly Installment................................................4
     C.    Tenant Improvement Allowance.......................................5
     D.    Late Charge........................................................6
     E.    Additional Rent....................................................6
     F.    Place of Payment...................................................7
     G.    Advance Payment....................................................7

5.   Security Deposit.........................................................7

6.   Use of Premises..........................................................8
     A.    Restrictions on Use................................................8
     B.    Initial Occupancy..................................................8

7.   Taxes and Assessments....................................................8
     A.    Tenant's Property..................................................8
     B.    Property Taxes.....................................................8
     C.    Property Taxes Defined.............................................9
     D.    Other Taxes........................................................9
     E.    Tenant's Right to Contest..........................................9

8.   Insurance...............................................................10
     A.    Indemnity.........................................................10
     B.    Liability Insurance...............................................10
     C.    Property Insurance................................................11
     D.    Tenant's Property Insurance.......................................11
     E.    Mutual Waiver of Subrogation......................................11

9.   Utilities...............................................................12

10.  Repairs and Maintenance.................................................12
     A.    Landlord's Repairs................................................12
     B.    Tenant's Repairs..................................................13

11.  Alterations.............................................................15
     A.    Limitations.......................................................15
     B.    Tenant's Rights...................................................15
     C.    Alterations Required by Law.......................................15

12.  Acceptance of the Premises..............................................16

13.  Default.................................................................16
     A.    Events of Default.................................................16
     B.    Remedies..........................................................17
     C.    Waivers...........................................................19

14.  Destruction.............................................................19
     A.    Landlord's Duty to Restore........................................19
     B.    Landlord's Right to Terminate.....................................20
     C.    Tenant's Right to Terminate.......................................20
     D.    Abatement of Rent.................................................21

15.  Condemnation............................................................22
     A.    Definition of Terms...............................................22
     B.    Rights............................................................22
     C.    Total Taking......................................................22
     D.    Partial Taking....................................................22

16.  Mechanics' Lien.........................................................22

17.  Inspection of the Premises..............................................23

18.  Compliance with Laws....................................................23

19.  Subordination...........................................................23
     A.    Priority..........................................................23
     B.    Subsequent Security Instruments...................................24
     C.    Documents.........................................................24
     D.    Tenant's Attornment...............................................24

20.  Holding Over............................................................24

21.  Notices.................................................................25

22.  Attorneys' Fees.........................................................25

23.  Subleasing and Assignment...............................................26
     A.    Landlord's Consent Required.......................................26
     B.    Transferee Information Required...................................26
     C.    Landlord's Rights.................................................26
     D.    Permitted Transfers...............................................27

24.  Successors..............................................................28

25.  Mortgagee Protection....................................................28

26.  Estoppel Certificate....................................................28

27.  Surrender of Lease Not Merger...........................................28

28.  Waiver..................................................................29

29.  General.................................................................29
     A.    Captions..........................................................29
     B.    Definition of Landlord............................................29
     C.    Time of Essence...................................................29
     D.    Severability......................................................29
     E.    Quiet Enjoyment...................................................29
     F.    Law...............................................................30
     G.    Agent.............................................................30
     H.    Lender............................................................30
     I.    Force Majeure.....................................................30

30.  Sign....................................................................30

31.  Interest on Past Due Obligations........................................30

32.  Surrender of the Premises...............................................31

33.  Authority...............................................................31

34.  CC&Rs...................................................................31

35.  Brokers.................................................................31

36.  Limitation on Landlord's Liability......................................32

37.  Hazardous Material......................................................32
     A.    Definitions.......................................................32
     B.    Landlord's Obligation.............................................33
     C.    Permitted Use.....................................................33
     D.    Hazardous Materials Management Plan...............................34
     E.    Use Restriction...................................................34
     F.    Tenant Indemnity..................................................35
     G.    Compliance........................................................35
     H.    Assignment and Subletting.........................................36
     I.    Surrender.........................................................36
     J.    Right to Appoint Consultant.......................................36
     K.    Holding Over......................................................36
     L.    Existing Environmental Reports....................................37
     M.    Provisions Survive Termination....................................37
     N.    Controlling Provisions............................................37

38.  Landlord's Default......................................................37

39.  Condition to Effectiveness..............................................38

                              LIST OF EXHIBITS

   Exhibit "A" - Legal Description of Parcel..................................40
   Exhibit "B" - Site Plan....................................................42
   Exhibit "C" - Improvement Agreement........................................43
   Exhibit "D" - Commencement Date Memorandum.................................60
   Exhibit "E" - List of Hazardous Materials Tenant Will Use on The Premises..61
   Exhibit "F" - Description of Existing Environmental Reports................62
   Exhibit "G" - Preliminary Title Report.....................................67
   Exhibit "H" - CCR's and Excluded Obligations...............................78

                                LEASE AGREEMENT
                                ---------------
     1.   Parties. This Lease, dated for reference purposes as of January 14,
          -------
1997, is made by and between South Bay/San Tomas Associates, a California general partnership ("LANDLORD"), and Auspex Systems, Inc., a Delaware
                      --------
corporation ("TENANT").
              ------

     2.   Demise of Premises. Landlord hereby leases to Tenant and Tenant
          ------------------
hereby leases from Landlord, upon the terms and conditions hereinafter set forth, those certain premises (the" PREMISES") situated in the City of Santa
                                    --------
Clara, County of Santa Clara, State of California, described as follows:

          A. That Parcel of real property more particularly described in Exhibit "A"attached hereto (the "PARCEL");
-----------                      ------

          B. Three (3) buildings two (2) stories high to be constructed by Landlord and located on the Parcel as shown on the site plan attached hereto as Exhibit "B" containing approximately one hundred seventy one thousand three
   ----------
hundred eighty two (171,382) square feet (collectively, the "BUILDINGS" and
                                                             ---------
individually,"BUILDING").
              --------

          C. The shells and the associated site improvements for all Buildings (the "BUILDING SHELLS") to be constructed by Landlord in accordance with the
      ---------------
provisions of the Improvement Agreement attached hereto as Exhibit "C" (the
                                                           -----------
"IMPROVEMENT AGREEMENT").
----------------------

          D.  The improvements (the "TENANT IMPROVEMENTS") to be constructed by
                                     -------------------
Landlord in and about the Buildings in accordance with the provisions of the Improvement Agreement. The Building Shells and the Tenant Improvements are collectively referred to in this Lease as the "IMPROVEMENTS".
                                               ------------

     3.   Lease Term.
          ----------

          A.  Lease Term. The term of this Lease (the "INITIAL LEASE TERM")
              ----------                               ------------------
shall be for twelve (12) years commencing on the Commencement Date (as defined below) and ending twelve (12) years thereafter unless sooner terminated pursuant to any provision hereof.

          B.  Commencement Date.  As used in this Lease, the term "COMMENCEMENT
              -----------------                                    ------------
DATE" shall mean the later of March 1, 1998, or the date when all of the
----
following have occurred with respect to the Improvements :

              (i) The construction of all of the Improvements has been substantially completed in accordance with the provisions of the Improvement Agreement attached hereto and the Final Plans therefor (except for minor punchlist items which do not substantially interfere with Tenant's use of the Premises), and all utilities are connected and available for Tenant's use;

              (ii) A certificate of occupancy or its equivalent (including a final building inspection) with respect to the Improvements has been issued by the City of Santa Clara; and

              (iii) Landlord has given Tenant written notice that the events described in (i) and (ii) above have occurred.

          C.  Commencement Date Memorandum.  Within thirty (30) days following
              ----------------------------
the Commencement Date, Tenant shall execute and deliver to Landlord a Commencement Date Memorandum in the form attached hereto as Exhibit "D"
                                                            -----------
acknowledging the actual Commencement Date, the Expiration Date and the initial Monthly Installment (as defined in Subparagraph 4.A. hereof) of rent.

          D.  Delay in Completion of Buildings.  Notwithstanding the
              --------------------------------
Commencement Date set forth in Subparagraph 3.B. above, if the construction of the Improvements to the Buildings have not been substantially completed in accordance with the provisions of the Improvement Agreement attached hereto and the Final Plans therefor (except for minor punchlist items which do not substantially interfere with Tenant's use of the Premises) by the later of (i) January 31, 1998, or (ii) eleven (11) months following the issuance of all required building permits for the construction of the Improvements to the Building (provided such time periods in (i) and (ii) shall be extended by force majeure delays and Tenant Delays as defined in Exhibit "C" hereto)
                                                     -----------
(the "BUILDING COMPLETION DATE"), Tenant shall have the option to terminate
      ------------------------
this Lease (which shall be Tenant's sole remedy for such an event), which option may be exercised only by delivery to Landlord of a written notice of election to terminate within fifteen (15) days after the Building Completion Date and prior to substantial completion of the Improvements to the Buildings.

          E.  Options to Extend.
              -----------------

              (i) Tenant shall have three (3) successive options (the "OPTIONS") the Initial Lease Term for successive terms of sixty (60) months each
 -------
(collectively, the "EXTENDED TERMS" and individually, the "FIRST EXTENDED
                    --------------                         --------------
TERM", the "SECOND EXTENDED TERM" and the "THIRD EXTENDED TERM").  The
----        --------------------           -------------------
Initial Term as may be extended by Tenant shall be referred to herein as the "LEASE TERM."
 ----------

              (ii) Tenant shall exercise each Option, if at all, by giving Landlord notice of Tenant's intention to do so at least two hundred seventy
(270) days prior to the expiration of the then existing Lease Term. In no event shall any purported exercise of the Option by Tenant be effective if (a) an Event of Default (as defined in Subparagraph 13.A. hereof) exists at the time of such exercise or at the time such Extended Term would otherwise have commenced, or (b) Tenant had not timely exercised each previous Option(s) to extend the Lease. The Extended Terms shall be upon all of the terms and conditions hereof, except that the

Monthly Installment and method of rental adjustment for each Extended Term shall be determined as set forth in Subparagraph 4.B.(iii) hereof. Unless expressly mentioned and approved in the written consent of Landlord referred to in Paragraph 23 hereof, the option rights of Tenant under this paragraph are granted for Tenant's personal benefit and may not be assigned or transferred by Tenant.

          F.  Early Entry.  Tenant may enter the Premises prior to the
              -----------
Commencement Date to install fixtures and equipment therein, provided Tenant first obtains the prior written approval of Landlord for such entry, which approval shall not be unreasonably withheld but which Landlord may withhold if Landlord determines in its reasonable discretion that such entry will delay completion of construction of the Improvements which Landlord is required to construct pursuant to Exhibit "C". If Landlord permits Tenant to so enter upon
                      -----------
the Premises, such entry shall be subject to all of the terms and conditions of this Lease, excepting only the obligation to pay the Monthly Installment of rent or Additional Rent (as defined in Subparagraph 4.E. below), and the duty to pay utility consumption costs and insurance. Tenant shall coordinate its entry onto the Premises with Landlord and the contractors and other personnel employed by Landlord. At all times during Tenant's right of entry, Landlord and Tenant shall reasonably cooperate to refrain from interfering with the construction activities of the other party's personnel; provided, Landlord shall not be required to cooperate with Tenant if such cooperation results in a delay in completing the Improvements. In any case, Tenant shall repair any damage to the Improvements constructed by Landlord resulting from the entry upon the Premises by Tenant or Tenant's Agents (as that term is defined in Subparagraph 29.G.) prior to the Commencement Date or caused by the installation of fixtures and equipment by Tenant or Tenant's Agents. If the entry by Tenant or Tenant's Agents upon the Premises prior to the Commencement Date interferes with Landlord's construction activities, then Landlord shall give Tenant written notice requesting that Tenant cease such interference. If Tenant does not immediately comply with such notice from Landlord requesting that Tenant cease interference with Landlord's construction activities, and if such failure to comply causes a delay in completing the construction of the Improvements, then the Commencement Date shall be deemed to have occurred on the date the Improvements would have been completed had there been no such delay caused by Tenant or its Agents.

     4.   Rent.
          ----
          A.  Time of Payment.  Tenant shall pay to Landlord as rent for the
              ---------------
Premises the respective sums specified in Subparagraph 4.B. below (the "MONTHLY INSTALLMENT") each month in advance on the first day of each calendar
 -------------------
month, without deduction or offset, prior notice or demand, commencing on the Commencement Date and continuing through the Lease Term, together with such additional rents as are payable by Tenant to Landlord under the terms of this Lease. The Monthly Installment for any period during the Lease Term which is less than one (1) full month shall be a pro rata portion of the Monthly Installment based upon a thirty (30) day month.

          B.  Monthly Installment.
              -------------------
              (i) The Monthly Installment of rent for the first thirty (30) months following the Commencement Date shall be Two Hundred Sixty Five Thousand Six Hundred Forty Two and 10/100 Dollars ($265,642.10).

              (ii)  Rental Adjustment.  The Monthly Installment shall be
                    -----------------
adjusted at the beginning of the thirty-first (31st) month following the Commencement Date and every thirty (30) months thereafter during the Initial Lease Term (the "RENTAL ADJUSTMENT DATES"), to reflect any increase in the cost
                 -----------------------
of living. The adjustment or adjustments, if any, shall be calculated upon the basis of the United States Department of Labor, Bureau of Labor Statistics Consumer Price Index for All-Urban Consumers, for San Francisco-Oakland-San Jose (1982 - 1984 = 100), hereafter referred to as the "INDEX." The last
                                                        -----
published Index in effect on the Commencement Date shall be considered the "BASE". On each Rental Adjustment Date, the Monthly Installment then in effect
 ----
shall be increased to an amount equal to the Monthly Installment in effect as of the first full month of the Lease Term multiplied by a fraction, the numerator of which is the Index as of such Rental Adjustment Date, and the denominator of which is the "Base"; provided, the Monthly Installment shall not increase by less than three percent (3%) per annum compounded annually or greater than seven percent (7%) per annum compounded annually on each Rental Adjustment Date. When the adjusted Monthly Installment is determined upon each Rental Adjustment Date, Landlord shall give Tenant written notice to that effect indicating how the new Monthly Installment figure was computed in accordance with this Subparagraph 4.B.(ii). If the Index does not exist on any Rental Adjustment Date in the same format as referred to in this paragraph, Landlord shall substitute (using conversion factors, as appropriate) in lieu thereof the index most nearly comparable to the Index then published by the Bureau of Labor Statistics, or successor or similar governmental agency, or if no governmental agency then publishes an index, Landlord shall substitute therefor the most nearly comparable index then published by a reputable private organization.

              (iii) Extended Term Rent.
                    ------------------

                    (a) As of the commencement of each Extended Term, the Monthly Installment and the method of rental adjustment (including the timing of adjustments and the basis for calculating the adjustments) for each Extended Term shall be the fair market rental, as of the commencement date of the Extended Term, for the Premises, as improved, and a method and timing of rental adjustments consistent with rental adjustment practices then prevailing in the marketplace for comparably sized projects designed for similar uses within a three (3) mile radius of the Premises. In the event the parties fail to agree upon the amount of the Monthly Installment and the method of rental adjustment for any of the Extended Terms within thirty (30) days after Landlord's receipt of Tenant's notice exercising the Option for such Extended Term, the Monthly Installment and the method of rental adjustment for such Extended Term shall be determined by appraisal in the manner hereafter set forth.

                    (b) In the event it becomes necessary under this Subparagraph 4.B.(iii)(b) to determine the fair market rent to be used as the Monthly Installment and the method and timing of rental adjustments of the Premises by appraisal, Landlord and Tenant each shall appoint a real estate appraiser who shall be a member of The Appraisal Institute ("TAI") and who shall have a minimum of five (5) years of commercial appraisal experience in Santa Clara County and such appraisers shall each determine the fair market rent for the Premises, and the method and timing of rental adjustments taking into account the value of the Premises (excluding Tenant's Property (as defined below) which Tenant shall be allowed to remove upon the expiration of this Lease), the amenities provided and prevailing comparable rentals and rental adjustment practices then prevailing in the marketplace for comparably sized projects designed for similar uses within a three (3) mile radius of the Premises. Such appraisers shall, within twenty (20) business days after their appointment, complete their appraisals and submit their appraisal reports to Landlord and Tenant. If the fair market rent of the Premises established in the two (2) appraisals varies by five percent (5%) or less of the higher rental, the average of the two shall be controlling. If said fair market rent varies by more than five percent (5%) of the higher rental, said appraisers, within ten (10) days after submission of the last appraisal, shall appoint a third appraiser who shall be a member of TAI and who shall have a minimum of five (5) years of commercial appraisal experience in Santa Clara County. Such third appraiser shall, within twenty (20) business days after his appointment, determine by appraisal the fair market rent of the Premises, taking into account the same factors referred to above, and submit his appraisal report to Landlord and Tenant. The fair market rent determined by the third appraiser for the Premises shall be averaged with the fair market rent determined by the one o the initial two appraisers that is closest to that of the third appraiser, unless the third appraiser's determination of the rent is less than that set forth in the lower appraisal previously obtained, in which case the value set forth in said lower appraisal shall be controlling, or unless it is greater than that set forth in the higher appraisal previously obtained, in which case the rental set forth in said higher appraisal shall be controlling. The method of adjusting rental periodically, including the manner and timing of such adjustments, shall be as determined by the initial two appraisers, if they agree on a single method; otherwise, it shall be as determined by the third appraiser. If either Landlord or Tenant fails to appoint an appraiser, or if an appraiser appointed by either of them fails, after his appointment, to submit his appraisal within the required period in accordance with the foregoing, the appraisal submitted by the appraiser properly appointed and timely submitting his appraisal shall be controlling. If the two appraisers appointed by Landlord and Tenant are unable to agree upon a third appraiser within the required period in accordance with the foregoing, application shall be made within twenty (20) days thereafter by either Landlord or Tenant to TAI, which shall appoint a member of said institute willing to serve as appraiser. Each party shall bear the cost of their own appraiser and the cost of the third appraiser under this Subparagraph shall be borne equally by Landlord and Tenant.

          C.  Tenant Improvement Allowance.
              ----------------------------

              (i) Landlord shall make available for the payment of all TI Costs (as defined in the Improvement Agreement) an amount equal to Four Million Two Hundred Eighty

Four Thousand Five Hundred Fifty Dollars ($4,284,550) (the "TI ALLOWANCE").  To
                                                            ------------
the extent that TI Costs exceed the total TI Allowance, Tenant shall pay the amount of such excess (with such excess referred to herein as "TENANT'S TI
                                                               -----------
CONTRIBUTION").  After Landlord has expended the total TI Allowance, Tenant's TI
------------
Contribution shall be paid by Tenant to Landlord in installments as and when needed by Landlord to pay TI Costs that have been incurred by Landlord for the Buildings, with each installment to be paid within five (5) days after Landlord notifies Tenant that a progress payment toward TI Costs is to be made and supplies to Tenant an appropriate accounting of all TI Costs incurred by Landlord and such other documentation as a construction lender might reasonably request. Such progress payments shall not be requested any more frequently than every thirty (30) days.

              (ii) Prior to the commencement of construction of the Tenant Improvements, Tenant shall, if requested to do so by Landlord, provide reasonable assurances to Landlord's Lender (as that term is defined in Subparagraph 29.H.) that the funds necessary to pay Tenant's TI Contribution will be immediately available to Landlord as and when needed to pay all TI Costs after Landlord has expended the TI Allowance, which assurances shall be reasonably satisfactory to Landlord and Landlord's Lender.

          D.  Late Charge.  Tenant acknowledges that late payment by Tenant to
              -----------
Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or deed of trust covering the Premises. Accordingly, if any Monthly Installment, Additional Rent or any other sum due from Tenant shall not be received by Landlord within ten (10) days after Landlord's delivery to Tenant of written notice stating that such amount has not been paid when due, then Tenant shall pay to Landlord, as additional rent, a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord without payment of the overdue amount shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of its other rights and remedies granted hereunder.

          E.  Additional Rent.  All taxes, insurance premiums, late charges,
              ---------------
costs, expenses and other sums which Tenant is required to pay under this Lease, together with all interest and penalties that may accrue thereon in the event of Tenant's failure to pay such amounts, and all reasonable damages, costs, and attorneys' fees and expenses which Landlord may incur by reason of any default of Tenant or failure on Tenant's part to comply with the terms of this Lease, shall be deemed to be additional rent ("ADDITIONAL RENT") and
                                                    ---------------
shall be paid in addition to the Monthly Installment of rent, and, in the event of nonpayment by Tenant, Landlord shall have all of the rights and remedies with respect thereto as Landlord has for the nonpayment of the Monthly Installment of rent. All items of Additional Rent, but excluding such taxes and assessment, utilities and insurance costs which are to be paid directly by Tenant or reimbursed by

Tenant to Landlord, shall include an additional two percent (2%) of the actual expenditure or amount due in order to compensate Landlord for accounting, management and processing services.

          F.  Place of Payment.  Rent shall be payable in lawful money of the
              ----------------
United States of America to Landlord at 511 Division Street, Campbell, California 95008 or to such other person(s) or at such other place(s) as Landlord may designate in writing.

          G.  Advance Payment.  Concurrently with the execution of this Lease,
              ---------------
Tenant shall pay to Landlord the sum of Two Hundred Sixty Five Thousand Six Hundred Forty Two and 10/100 Dollars ($265,642.10) to be applied to the Monthly Installment of rent first accruing under this Lease.

     5.  Security Deposit.  Concurrently with the execution of this Lease,
         ----------------
Tenant shall pay to Landlord the sum of Two Hundred Sixty Five Thousand Six Hundred Forty Two and 10/100 Dollars ($265,642.10) (the "SECURITY DEPOSIT") to
                                                         ----------------
secure the faithful performance by Tenant of each term, covenant and condition of this Lease. If Tenant shall at any time fail to make any payment or fail to keep or perform any term, covenant or condition on its part to be made or performed or kept under this Lease, Landlord may, but shall not be obligated to and without waiving or releasing Tenant from any obligation under this Lease, use, apply or retain the whole or any part of the Security Deposit (A) to the extent of any sum due to Landlord; (B) to make any required payment on Tenant's behalf; or (C) to compensate Landlord for any loss, damages, attorneys' fees or expense sustained by Landlord due to Tenant's default. In such event, Tenant shall, within five (5) days of written demand by Landlord, remit to Landlord sufficient funds to restore the Security Deposit to its original sum. No interest shall accrue on the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its general funds. The Security Deposit, less any sums owing to Landlord or which Landlord is otherwise entitled to retain, shall be returned to Tenant within thirty (30) days after the termination of this Lease and vacancy of the Premises by Tenant.

     6.   Use of Premises.
          ---------------

          A.  Restrictions on Use.  Tenant shall use the Premises only in
              -------------------
conformance with applicable governmental laws, for general office, engineering, research and development, light assembly, testing, warehousing and related lawful uses, and for no other purpose without the consent of Landlord. Tenant shall indemnify, defend and hold Landlord harmless against any loss, expense, damage, attorneys' fees or liabilities to the extent the foregoing arises out of the failure of Tenant to comply with any Law (as defined in Subparagraph 29.F.) applicable to Tenant's use and occupancy of the Premises. Tenant shall not commit or suffer to be committed, any waste upon the Premises, or any nuisance, or other acts or things which may disturb the quiet enjoyment of any other occupant of buildings adjacent to the Premises, or allow any sale by auction upon the Premises, or allow the Premises to be used for any unlawful purpose, or place any loads upon the floor, walls or ceiling which would endanger the structure, or place any harmful liquids in the drainage system of the Premises. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises outside of the Buildings, except in trash containers placed inside exterior enclosures designated for that purpose by Landlord and except in compliance with all applicable Law. No materials, supplies, equipment, finished products or semifinished products, raw materials or articles of any nature shall be stored upon or permitted to remain on any portion of the Parcel outside of the Buildings. Tenant shall strictly comply with the provisions of Paragraph 37 below.

          B.  Initial Occupancy.  Tenant shall be obligated to take possession
              -----------------
and enter into occupancy of two (2) of the three (3) Buildings of the Premises within thirty (30) days following the Commencement Date.

     7.   Taxes and Assessments.
          ---------------------

          A.  Tenant's Property.  Tenant shall pay before delinquency any and
              -----------------
all taxes and assessments, license fees and public charges levied, assessed or imposed upon or against Tenant's fixtures, equipment, furnishings, furniture, appliances and personal property installed or located on or within the Premises ("Tenant's Property"). Tenant shall use its best efforts to cause all Tenant's Property to be assessed and billed separately from the real property of Landlord. If any of Tenant's Property shall be assessed with the Premises, Tenant shall pay Landlord the taxes attributable to Tenant within ten (10) days after receipt of a written statement from Landlord setting forth the taxes applicable to Tenant's Property.

          B.  Property Taxes.  Tenant shall pay, as Additional Rent, one
              --------------
hundred percent (100%) of all property taxes (as defined in Subparagraph 7.C. below) levied or assessed with respect to the Premises which are attributable to the Lease Term. Tenant shall pay such Property Taxes to Landlord not later than (i) ten (10) days prior to the delinquency date of such Property Taxes, or (ii) twenty (20) days after receipt of billing, whichever is later. If Tenant fails to do so, Tenant shall reimburse Landlord, on demand, for all interest, late fees and penalties that the taxing authority charges Landlord. In the event Landlord's Lender requires an impound for

Property Taxes, then on the first day of each month during the Lease Term, Tenant shall pay Landlord one twelfth (1/12) of the annual Property Taxes. Tenant's liability hereunder shall be prorated to reflect the commencement and termination dates of this Lease.

          C.  Property Taxes Defined.  For the purpose of this Lease,
              ----------------------
"PROPERTY TAXES" means and includes all taxes, assessments (including, but not
 --------------
limited to, assessments for public improvements or benefits), taxes based on vehicles utilizing parking areas, taxes based or measured by the rent paid, payable or received under this Lease, taxes on the value, use, or occupancy of the Premises, the Buildings and/or the Parcel, and all other governmental impositions and charges of every kind and nature whatsoever, whether or not customary or within the contemplation of the parties hereto and regardless of whether the same shall be extraordinary or ordinary, general or special, unforeseen or foreseen, or similar or dissimilar to any of the foregoing which, at any time during the Lease Term, shall be applicable to the Premises, the Buildings and/or the Parcel or assessed, levied or imposed upon the Premises, the Buildings and/or the Parcel, or become due and payable and a lien or charge upon the Premises, the Buildings and/or the Parcel, or any part thereof, under or by virtue of any present or future laws, statutes, ordinances, regulations or other requirements of any governmental authority whatsoever. The term "Property Taxes" shall not include any federal, state or local net income, documentary transfer (unrelated to any transfer made of Tenant's interest under this Lease), franchise (unrelated to Tenant's operations), estate, gift or inheritance tax imposed on Landlord (the "PROPERTY TAX EXCLUSIONS").
                          -----------------------
          D.  Other Taxes.  Tenant shall, as Additional Rent, pay or reimburse
              -----------
Landlord for any tax based upon, allocable to, or measured by the area of the Premises or the Buildings or the Parcel; or by the rent paid, payable or received under this Lease; any tax upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of the Premises or any portion thereof; any privilege tax, excise tax, business and occupation tax, gross receipts tax, sales and/or use tax, water tax, sewer tax, employee tax, occupational license tax imposed upon Landlord or Tenant with respect to the Premises; any tax upon this transaction or any document to which Tenant is a party creating or transferring any of Tenant's interest or estate in the Premises; provided, however that nothing in this Subparagraph shall require Tenant to pay any Property Tax Exclusions.

          E.  Tenant's Right to Contest.  Tenant shall have the right, by
              -------------------------
appropriate proceedings, to protest or contest any assessment, reassessment or allocation of Property Taxes or any change therein. In the contest or proceedings, Tenant may act in its own name and/or the name of Landlord and Landlord will, at Tenant's request and expense, cooperate with Tenant in any way Tenant may reasonably require in connection with such contest. Tenant must pay all Property Taxes as and when required by Subparagraph 7.B., even those which are the subject of such protest or contest, but Tenant may sue to recover overpayments or Property Taxes as part of any such contest. With respect to any contest of Property Taxes, Tenant shall indemnify and hold Landlord and the Premises harmless from any liens or damage arising out of such protest or contest and shall pay any judgment that may be rendered for which Tenant would otherwise be liable under this Lease without such contest or protest. Any contest conducted by Tenant under this paragraph shall be at Tenant's expense and if interest or late charges become payable as a result of such contest or protest, Tenant shall pay the same. Any tax assessments reimbursed to Landlord as a consequence of such contest shall be reimbursed to Tenant, to the extent originally paid by Tenant under the terms of this Lease.

     8.   Insurance.
          ---------

          A.  Indemnity.  Tenant agrees to indemnify, protect and defend
              ---------
Landlord against and hold Landlord harmless from any and all claims, causes of action, judgments, obligations or liabilities, and all reasonable expenses incurred in investigating or resisting the same (including reasonable attorneys' fees), to the extent they arise out of, the operation, maintenance, use or occupancy of the Premises by Tenant and/or its Agents (except to the extent they arise from the negligence or willful misconduct of Landlord or its Agents). This Lease is made on the express understanding that Landlord shall not be liable for, or suffer loss by reason of, injury to person or property, from whatever cause (except to the extent it arises from the negligence or willful misconduct of Landlord or its Agents), which in any way may be connected with the operation, maintenance, use or occupancy of the Premises by Tenant and/or its Agents specifically including, without limitation, any liability for injury to the person or property of Tenant or its Agents.

          B.  Liability Insurance.  Tenant shall, at Tenant's expense, obtain
              -------------------
and keep in force during the term of this Lease a policy of commercial general liability insurance insuring Landlord and Tenant against claims and liabilities arising out of the operation, maintenance, use, or occupancy of the Premises. Such insurance shall provide combined single limit coverage of not less than Five Million Dollars ($5,000,000.00) per occurrence. Landlord shall have the right to require Tenant to increase the amount of coverage of such public liability insurance to the extent reasonably necessary to bring such insurance coverage into conformity with the level of coverage commonly carried by similar businesses in California leasing comparable buildings in the vicinity of the Premises, which right Landlord may exercise no more frequently than once every two (2) years during the Lease Term. The insurance shall be provided by companies (i) admitted to issue insurance in California and (ii) having a general policyholders' rating of at least "A" and a financial rating of at least "VIII" as set forth in the most current issue of Best's Insurance Guide. Tenant shall deliver to Landlord, prior to possession, and at least thirty (30) days prior to the expiration of any insurance policy required hereby, a certificate of insurance evidencing the existence of such policy and the certificate shall certify that the policy (1) names Landlord as an additional insured, (2) shall not be canceled or altered without thirty (30) days prior written notice to Landlord, (3) insures performance of the indemnity set forth in Subparagraph 8.A. above, (4) the coverage is primary and any coverage by Landlord is in excess thereto and (5) contains a cross-liability endorsement.

     Landlord may maintain a policy or policies of commercial general liability insurance insuring Landlord (and such others as are designated by Landlord), against liability for personal injury, bodily injury, death and damage to property occurring or resulting from an occurrence in, on or about the Premises, with such limits of coverage as Landlord may from time to time determine are reasonably necessary for its protection. Tenant shall, as Additional Rent, reimburse Landlord for the cost of any such insurance policy within ten (10) days after receipt of billing.

          C.  Property Insurance.  Landlord shall, at Tenant's expense, obtain
              ------------------
and keep in force during the Lease Term a policy of insurance covering loss or damage to the Improvements, in the amount of the full replacement value thereof with an Agreed Amount Endorsement, providing protection against those perils included within the classification of "special form" insurance, plus a policy of
                                                                ----
rental income insurance in the amount of one hundred percent (100%) of twelve
(12) months' rent (including, without limitation, sums payable as Additional
Rent), together with such additional coverages (such as earthquake and/or flood insurance) which Landlord may elect to maintain from time to time or which may be required from time to time by Landlord's Lender or by Tenant. Tenant shall have no interest in nor any right to the proceeds of any insurance procured by Landlord on the Buildings and Tenant Improvements. Tenant shall pay to Landlord, as Additional Rent, the cost of such insurance procured and maintained by Landlord on an annual basis within ten (10) days after receipt of demand therefore from Landlord. Tenant's liability for the cost of such insurance shall be prorated as of the commencement and termination of the Lease Term. Tenant acknowledges that such insurance procured by Landlord shall contain a deductible which reduces Tenant's cost for such insurance and, in the event of loss or damage, Tenant shall be required to pay to Landlord the amount of such deductible; provided, Tenant's liability for such deductible shall not exceed Twenty Five Thousand Dollars ($25,000), except Tenant's liability for the deductible on Landlord's earthquake insurance shall not exceed ten percent (10%) of the policy amount.

          D.  Tenant's Property Insurance.  Tenant acknowledges that the
              ---------------------------
insurance to be maintained Landlord on the Premises pursuant to Paragraph 8.C. above will not insure any of Tenant's Property. Accordingly, Tenant, at Tenant's own expense, shall maintain in full force and effect on all of Tenant's Property in the Premises, a policy of "special form" coverage insurance to the extent of at least ninety percent (90%) of insurable value of such property.

          E.  Mutual Waiver of Subrogation.  Notwithstanding anything to the
              ----------------------------
contrary contained in this Lease, Tenant and Landlord hereby mutually waive their respective rights of recovery against each other of any loss of or damage to the property of either party, to the extent such loss or damage is insured by either party at the time of such loss or damage or required to be insured pursuant to this Lease by the party having the right of recovery against the other party for such loss or damage. Each party shall obtain any special endorsements, if required by the insurer, whereby the insurer waives its right of subrogation against the other party hereto. The provisions of this Subparagraph 8.E. shall not apply in those instances in which the waiver of subrogation would cause either party's insurance coverage to be voided or otherwise made uncollectible; provided, such party has afforded the other party at least thirty (30) days prior written notice of such fact and a period of at least thirty (30) days has elapsed after delivery of such notice without identification of alternative, reasonably equivalent insurance that can be obtained without a voiding provision based on this waiver of subrogation.

     9.   Utilities. Tenant shall pay for all water, gas, light, heat, power,
          ---------
electricity, telephone, trash pick-up, sewer charges, and all other services supplied to or consumed on the Premises, and all taxes and surcharges thereon.

     10.  Repairs and Maintenance.
          -----------------------

          A.  Landlord's Repairs.  Subject to the provisions of Paragraphs 14
              ------------------
and 15 and the Improvement Agreement, Landlord, at its expense, shall keep and maintain the exterior walls and the structural elements of the Buildings in good order and repair. Landlord shall not, however, be required to maintain, repair or replace the interior surface of exterior walls, nor shall Landlord be required to maintain, repair or replace windows, doors, skylights or plate glass. Landlord shall not be in default because it fails to make repairs under this Subparagraph 10.A. until a reasonable time after receipt of written notice from Tenant of the need for such repairs. Notwithstanding the foregoing but subject to Subparagraph 8.E., Tenant shall reimburse Landlord, as Additional Rent, within fifteen (15) days after receipt of billing, for the cost of maintenance and repairs of the exterior walls and structural elements of the Buildings to the extent such maintenance or repair is required because of the negligence or willful misconduct of Tenant or its Agents, except as otherwise provided in Subparagraph 8.E. As used herein, the term "STRUCTURAL ELEMENTS OF
                                                        ----------------------
THE BUILDINGS" shall mean and be limited to the foundations, footings, floor
-------------
slab (but not flooring), roof structure (but not roofing or roof membrane), load bearing walls and structural portion of any second floor. If (a) repairs are required to be made by Landlord pursuant to this Subparagraph 10.A., (b) the failure to immediately make such repairs poses a threat of imminent danger to people or property, and (c) after Landlord's receipt of notice from Tenant for the need to make such repairs, Landlord does not immediately make such repairs, then Tenant shall be allowed to make such repairs and Landlord shall
----
reimburse Tenant for the reasonable third party costs incurred by Tenant upon receipt of written invoices for such repairs, lien releases from the third party making such repairs and inspection of the repairs made by Tenant.

          B.  Tenant's Repairs.
              ------------------

              (i) Except as expressly provided in Subparagraphs 8.E. and 10.A. above, Paragraphs 14 and 15 below and the Improvement Agreement, Tenant shall, at its sole cost, keep and maintain the entire Premises and every part thereof, including without limitation, the windows, window frames, plate glass, glazing, skylights, truck doors, doors and all door hardware, the interior walls and partitions, interior surfaces of exterior walls, carpets, flooring, roofing, roof membrane, gutters, down spouts, the electrical, plumbing, lighting, heating, ventilating and air conditioning systems and equipment, and all areas outside the Buildings (including all landscaping, irrigation systems, paving, driveways, parking areas, sidewalks, fences, signs and exterior lighting) in good order, condition and repair. The term "repair" shall include replacements, restorations and/or renewals when necessary as well as painting. Except as expressly provided in Subparagraphs 8.E. and 10.A. above, Paragraphs 14 and 15 below and the Improvement Agreement, Tenant's obligation shall extend to all alterations, additions and improvements to the Premises, and all fixtures and appurtenances therein and thereto. Tenant shall, at all times during the Lease Term, have in effect a service contract for the maintenance of the heating, ventilating and air conditioning ("HVAC") equipment with an HVAC repair and
                                   ----
maintenance contractor reasonably approved by Landlord. The HVAC service contract shall provide for periodic inspection and servicing at least once every three (3) months during the Lease Term, and Tenant shall provide Landlord with a copy of such contract and all periodic service reports. Landlord shall assign to Tenant for the Lease Term the benefit of all warranties available to Landlord which would reduce the cost of performing the obligations of Tenant to make repairs under this Subparagraph 10.B. Landlord shall cooperate with Tenant in the enforcement of such warranties. Notwithstanding anything to the contrary in this Lease, Tenant shall have no responsibility to perform or construct, any repair, maintenance or improvement that Landlord is required to perform pursuant to any other term of this Lease or the Improvement Agreement.

              (ii) Should Tenant fail to commence to make repairs required of Tenant hereunder within ten (10) days after written notice from Landlord or should Tenant fail thereafter to diligently complete the repairs, Landlord, in addition to all other remedies available hereunder or by Law and without waiving any alternative remedies, may make the same, and in that event, Tenant shall reimburse Landlord as Additional Rent for the cost of such maintenance or repairs within ten (10) days of written demand by Landlord.

              (iii) Notwithstanding anything to the contrary in this Lease, any capital replacements to the Premises which are otherwise found to be the obligation of Tenant under this Lease, whether or not required by law, which are required by generally accepted accounting principles ("GAAP") to be capitalized
                                                       ----
("CAPITAL REPLACEMENTS") shall be made by and paid for by the parties in
  --------------------
accordance with the following:

                    (a) Tenant shall promptly undertake and diligently complete, and Tenant shall be solely responsible for the cost of, all Capital Replacements that have a cost less than Three Hundred Thousand Dollars ($300,000).

                    (b) Upon Tenant's written notice to Landlord for the need of any Capital Replacement which Landlord is required to make pursuant to this Subparagraph 10.B.(iii)(b), Landlord shall promptly undertake and diligently complete all Capital Replacements having a cost in excess of Three Hundred Thousand Dollars ($300,000) ("LANDLORD'S CAPITAL REPLACEMENTS"). The cost of
                              -------------------------------
Landlord's Capital Replacements shall be borne by the parties as follows:

                          (1)  Tenant shall reimburse Landlord for Tenant's
Share of the Cost of Landlord's Capital Replacement within ten (10) days following delivery to Tenant of reasonable documentation of the amount owing by Tenant for completed work, which payments may be demanded by Landlord of Tenant on a monthly basis as the work progresses. The " TENANT'S SHARE OF THE COST OF
                                                 -----------------------------
LANDLORD'S CAPITAL REPLACEMENT," shall be equal to the total cost reasonably
------------------------------
incurred by Landlord to construct, permit and/or plan a Landlord's Capital Replacement (the "CAPITAL COST") times a fraction, the numerator of which is
                  ------------
equal to the number of unexpired months in the then existing Lease Term (without any consideration of Extended Terms that have not commenced), and the denominator of which is equal to the useful life (expressed in months) of such Landlord's Capital Replacement. The remainder of such cost shall be borne by Landlord, subject to Subparagraphs 10.B.(iii)(b)(2) and 10.B.(iii)(b)(3), below.

                          (2)  If the Lease Term is extended by Tenant as herein
permitted, then as a condition to each such extension and within ten (10) days following Landlord's written demand therefor, Tenant shall make an additional reimbursement of the Capital Cost of Landlord's Capital Replacement in an amount equal to the Capital Cost times a fraction, the numerator of which is equal to the lesser of (A) the useful life (expressed in months) of such Landlord's Capital Replacement not subject to reimbursement under Subparagraph 10.B.(iii)(b)(1) above and not subject to reimbursement under this Subparagraph 10.B.(iii)(b)(2) with respect to a prior extension of the Lease Term, or (B) the number of months in the extension period, and the denominator of which is equal to the total useful life (expressed in months) of such Landlord's Capital Replacement.

                          (3)  If Landlord terminates this Lease on account of
an Event of Default by Tenant, as permitted by Section 13.B.(ii) below, then in addition to Landlord's other remedies, Tenant shall pay to Landlord upon demand so much of the Capital Cost of Landlord's Capital Replacement, which has not been theretofore reimbursed by Tenant to Landlord.

              (iv) Landlord shall have no maintenance or repair obligations whatsoever with respect to the Premises except as expressly provided in this Lease and the Improvement Agreement. Tenant hereby expressly waives the provisions of Subsection 1 of Section 1932 and Sections 1941 and 1942 of the Civil Code of California and all rights to make repairs at the expense of Landlord as provided in Section 1942 of said Civil Code; provided, Tenant shall have the right to cure Landlord's defaults pursuant to the terms and conditions of Paragraph 38 hereof.

     11.  Alterations.
          -----------

          A.  Limitations.  Tenant shall not make, or suffer to be made, any
              -----------
alterations, improvements or additions in, on, about or to the Premises or any part thereof, without the prior written consent of Landlord (which consent shall not be unreasonably withheld) and without a valid building permit issued by the appropriate governmental authority; provided, however, Landlord's consent shall not be required for interior non-structural alterations which (i) cost less than Twenty Thousand Dollars ($20,000.00) per work of improvement and (ii) cost less than Seventy Five Thousand Dollars ($75,000.00) for all alterations made in any twelve (12) month period. As a condition to, and concurrently with, the giving of such consent Landlord may require that Tenant agree to remove any such alterations, improvements or additions at the termination of this Lease, and to restore the Premises to their prior condition. Unless Landlord requires that Tenant remove any such alteration, improvement or addition at the time that Landlord provides its consent thereto, any alteration, addition or improvement to the Premises, except movable furniture and trade fixtures not affixed to the Premises, shall become the property of Landlord upon termination of the Lease and shall remain upon and be surrendered with the Premises at the termination of this Lease. Without limiting the generality of the foregoing, all heating, lighting, electrical (including all wiring, conduit, outlets, drops, buss ducts, main and subpanels), air conditioning, partitioning, drapery, and carpet installations made by Tenant regardless of how affixed to the Premises, together with all other additions, alterations and improvements that have become an integral part of any of the Buildings, shall be and become the property of the Landlord upon termination of the Lease, and shall not be deemed trade fixtures, and shall remain upon and be surrendered with the Premises at the termination of this Lease.

          B.  Tenant's Rights.  All trade fixtures, movable furniture and
              ---------------
personal property installed in the Premises at Tenant's expense (collectively, "TENANT'S PROPERTY") shall at all times remain Tenant's property and Tenant
 -----------------
shall be entitled to all depreciation, amortization and other tax benefits with respect thereto, except for Tenant's Property which cannot be removed without structural injury to the Premises. At any time during the Lease Term, Tenant may remove Tenant's Property from the Premises, provided Tenant repairs all damage caused by such removal. Landlord shall have no lien or other interest whatsoever in any item of Tenant's Property or any portion thereof or interest therein, located in the Premises or elsewhere, and Landlord hereby waives all such liens and interests. Within ten (10) days following Tenant's written request, Landlord shall execute documents in form reasonably acceptable to Tenant and Landlord to evidence Landlord's waiver of any right, title, lien or interest in Tenant's Property located in the Premises.

          C.  Alterations Required by Law.  If, during the Lease Term, any
              ---------------------------
alteration,
addition or change of any sort to all or any portion of the Premises is required by Law, Tenant shall promptly make the same at its sole cost and expense; provided, Tenant shall only be obligated to make alterations, additions or changes required by Law to the "structural elements of the Buildings" (as defined in Subparagraph 10.A. above), if such requirement is triggered by (i) Tenant's particular use of the Premises, or (ii) Tenant's alterations, improvements or additions in, on, about or to the Premises or any part thereof; and if Landlord has performed its obligations under this Lease with respect to the structural elements of the Buildings.

     12.  Acceptance of the Premises.  By entry and taking possession of the
          --------------------------
Premises pursuant to this Lease, Tenant accepts the Premises as being in good and sanitary order, condition and repair and accepts the Premises in their condition existing as of the date of such entry and Tenant further accepts the Tenant Improvements to be constructed by Landlord, if any, as being completed in accordance with the plans and specifications for such Tenant Improvements, except for punch list items, and any express warranties by and obligations of Landlord set forth in this Lease. Tenant acknowledges that neither the Landlord nor Landlord's agents has made any representation or warranty as to the suitability of the Premises to the conduct of Tenant's business. Any agreements, warranties or representations not expressly contained herein shall in no way bind either Landlord or Tenant, and Landlord and Tenant expressly waive all claims for damages by reason of any statement, representation, warranty, promise or agreement not contained in this Lease. This Lease constitutes the entire understanding between the parties hereto and no addition to, or modification of, any term or provision of this Lease shall be effective until set forth in a writing signed by both Landlord and Tenant.

     13.  Default.
          -------

          A.  Events of Default.  A breach of this Lease by Tenant shall exist
              -----------------
if any of the following events (hereinafter referred to as "EVENT OF DEFAULT")
                                                            ----------------
shall occur:

              (i) Default in the payment when due of any installment of rent or other payment required to be made by Tenant hereunder, where such default shall not have been cured within five (5) days after written notice of such default is given to Tenant;

              (ii) Tenant's failure to perform any other term, covenant or condition contained in this Lease where such failure shall have continued for twenty (20) days after written notice of such failure is given to Tenant; provided, however, Tenant shall not be deemed in default if Tenant commences to cure such failure within said twenty (20) day period and thereafter diligently prosecutes such cure to completion;

              (iii) Tenant vacates the Premises for sixty (60) consecutive days and upon the expiration of such sixty (60) day period, Tenant has failed to perform any term, covenant or condition contained in this Lease (under such circumstances Tenant shall have no right to cure the default and Landlord shall have no requirement to notify Tenant of the default except as required by law);

              (iv) Tenant's assignment of its assets for the benefit of its creditors;

              (v) The sequestration of, attachment of, or execution on, any substantial part of the property of Tenant or on any property essential to the conduct of Tenant's business, shall have occurred and Tenant shall have failed to obtain a return or release of such property within thirty (30) days thereafter, or prior to sale pursuant to such sequestration, attachment or levy, whichever is earlier;

              (vi) Tenant or any guarantor of Tenant's obligations hereunder shall commence any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any Law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seek appointment of a receiver, trustee, custodian, or other similar official for it or for all or any substantial part of its property; or

              (vii) Any case, proceeding or other action against Tenant or any guarantor of Tenant's obligations hereunder shall be commenced seeking to have an order for relief entered against it as debtor, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any Law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action (i) results in the entry of an order for relief against it which is not fully stayed within seven (7) business days after the entry thereof or (ii) remains undismissed for a period of sixty (60) days.

     Any notice given by Landlord in order to satisfy the requirements of this Subparagraph 13.B. shall also satisfy the notice requirements of California Code of Civil Procedure Section 1161 and all similar statutes regarding unlawful detainer proceedings.

          B.  Remedies.  Upon any Event of Default, Landlord shall have the
              --------
following remedies, in addition to all other rights and remedies provided by law, to which Landlord may resort cumulatively, or in the alternative:

              (i)   Recovery of Rent.  Landlord shall be entitled to keep this
                    ----------------
Lease in full force and effect (whether or not Tenant shall have abandoned the Premises) and to enforce all of its rights and remedies under this Lease, including the right to recover rent and other sums as they become due, plus interest at the Permitted Rate (as defined in Paragraph 31 below) as therein provided.

              (ii)  Termination.  Landlord may terminate this Lease by giving
                    -----------
Tenant written notice of termination in accordance with applicable law. On the giving of the notice all of Tenant's rights in the Premises shall terminate. Upon the giving of the notice of termination,

Tenant shall surrender and vacate the Premises in the condition required by Paragraph 32, and Landlord may re-enter and take possession of the Premises and all the remaining improvements or property and eject Tenant or any of Tenant's subtenants, assignees or other person or persons claiming any right under or through Tenant or eject some and not others or eject none. This Lease may also be terminated by a judgment specifically providing for termination. Any termination under this paragraph shall not release Tenant from the payment of any sum then due Landlord or from any claim for damages or rent previously accrued or then accruing against Tenant. In no event shall any one or more of the following actions by Landlord constitute a termination of this Lease:

                    (a)  maintenance and preservation of the Premises;

                    (b)  efforts to relet the Premises;

                    (c) appointment of a receiver in order to protect Landlord's interest hereunder;

                    (d) consent to any subletting of the Premises or assignment of this Lease by Tenant, whether pursuant to provisions hereof concerning subletting and assignment or otherwise; or

                    (e) any other action by Landlord or Landlord's agents intended to mitigate the adverse effects from any breach of this Lease by Tenant.

              (iii) Damages.  In the event this Lease is terminated pursuant to
                    -------
Subparagraph 13.B.(ii) above, or otherwise, Landlord shall be entitled to damages in the following sums:

                    (a) the worth at the time of award of the unpaid rent which has been earned at the time of termination; plus

                    (b) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                    (c) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and

                    (d) any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom including, without limitation, the following: (i) reasonable expenses for cleaning, repairing or restoring the

Premises to surrender condition; (ii) real estate broker's fees, advertising costs and other expenses of reletting the Premises which are reasonably incurred by Landlord and applicable to the period after termination of this Lease; (iii) reasonable costs of carrying the Premises such as taxes and insurance premiums thereon, utilities and security precautions not otherwise included in Additional Rent; (iv) expenses in retaking possession of the Premises; and (v) reasonable attorneys' fees and court costs.

                    (e) The "worth at the time of award" of the amounts referred to in Subparagraphs (a) and (b) of this Subparagraph 13.B.(iii), is computed by allowing interest at the Permitted Rate. The "worth at the time of award" of the amounts referred to in Subparagraph (c) of this Subparagraph 13.B.(iii) is computed by discounting such amount at the discount rate of the Federal Reserve Board of San Francisco at the time of award plus one percent (1%). The term "rent" as used in this Paragraph 13 shall include all sums required to be paid by Tenant to Landlord pursuant to the terms of this Lease.

          C.  Waivers.  Tenant hereby waives any right of redemption or relief
              -------
from forfeiture under the laws of the State of California, or under any other present or future law, including the provisions of Sections 1174 and 1179 of the California Code of Civil Procedure.

     14.  Destruction.
          -----------

          A.  Landlord's Duty to Restore.  If the Improvements are damaged by
              --------------------------
any peril after the Commencement Date of this Lease, Landlord shall restore the Premises unless the Lease is terminated by Landlord pursuant to Subparagraph 14.B. or by Tenant pursuant to Subparagraph 14.C. All insurance proceeds available from the property damage insurance carried by Landlord pursuant to Subparagraph 8.C. shall be paid to and become the property of Landlord and shall be used for the restoration of the Premises, unless this Lease is terminated pursuant to Subparagraphs 14.B. or 14.C. or as otherwise required by Landlord's Lender. If this Lease is terminated pursuant to either Subparagraphs 14.B. or 14.C., then all insurance proceeds available from the insurance required to be carried by Tenant which covers loss to property that is Landlord's property or would become Landlord's property on the termination of this Lease shall be paid to and become the property of Landlord. If this Lease is not so terminated, then Landlord shall be entitled to all such insurance proceeds and upon receipt of such insurance proceeds (if the loss is covered by insurance) and the issuance of all necessary governmental permits, Landlord shall commence and diligently prosecute to completion the restoration of the Premises, to the extent then allowed by Law, to substantially the same condition in which the Premises were immediately prior to such damage. Landlord's obligation to restore shall be limited to the Buildings and Tenant Improvements constructed by Landlord as they existed as of the Commencement Date and to the extent Landlord receives insurance proceeds, any Tenant Improvements as they existed as of the Commencement Date which were paid for by Tenant, excluding any Tenant's Property or Tenant Improvements paid for by Tenant to the extent Landlord does not receive insurance proceeds for such Tenant Improvements.

          B.  Landlord's Right to Terminate.  Landlord shall have the option to
              -----------------------------
terminate this Lease in the event any of the following occurs, which option may be exercised only by delivery to Tenant of a written notice of election to terminate within thirty (30) days after the date of such damage:

              (i) The Improvements are damaged by any peril either (i) covered by the type of insurance Landlord is required to carry pursuant to Subparagraph 8.C. or (ii) covered by valid and collectible insurance actually carried by Landlord and in force at the time of such damage or destruction, to such an extent that the estimated restoration cost exceeds fifty percent (50%) of the then actual replacement cost thereof.

              (ii) The Improvements are damaged by any peril both (i) not covered by the type of insurance Landlord is required to carry pursuant to Subparagraph 8.C. and (ii) not covered by valid and collectible insurance actually carried by Landlord and in force at the time of such damage or destruction, to such an extent that the estimated restoration cost exceeds five percent (5%) of the then actual replacement cost of the Improvements; provided, however, that Landlord may not terminate this Lease pursuant to this Subparagraph 14.B.(ii) if Tenant agrees in writing to pay the amount by which the restoration cost exceed five percent (5%) of the replacement cost of the Improvements and deposits with Landlord or provides other reasonable assurances of payment (which assurances must be approved by Landlord's Lender) of an amount equal to the estimated amount of such excess within thirty (30) days after Landlord has notified Tenant with its election to terminate this Lease pursuant to this Subparagraph 14.B.(ii).

              (iii) The Improvements are damaged by any peril during the last twelve (12) months of the Lease Term to such an extent that the estimated cost to restore equals or exceeds an amount equal to six (6) times the Monthly Installment of rent then due; provided, however, that Landlord may not terminate this Lease pursuant to this Subparagraph 14.B.(iii) if Tenant, at the time of such damage, has an express written option to further extend the term of this Lease and Tenant exercises such option to so further extend the Lease Term within fifteen (15) days following notice of Landlord's termination of this Lease.

              (iv) The Improvements are damaged by any peril and, because of the Laws then in force, may not be restored at a cost less than or equal to the available insurance proceeds and any amounts Tenant is required by this Lease to pay or Tenant otherwise elects to pay, to substantially the same condition in which it was prior to such damage.

          C.  Tenant's Right to Terminate.  If the Improvements are damaged by
              ---------------------------
any peril and Landlord does not elect to terminate this Lease or is not entitled to terminate this Lease pursuant to Subparagraph 14.B., then as soon as reasonably practicable, Landlord shall furnish Tenant with the written opinion of Landlord's architect or construction consultant as to when the restoration work required of Tenant may be completed and the permits required for such work can be obtained. Tenant shall have the option to terminate this Lease in whole or in part as specified below in the event any of the following occurs, which option may be exercised only by delivery to Landlord of a written notice of election to terminate within fifteen
(15) days after Tenant receives from Landlord the estimate of the time needed to complete such restoration:

              (i) If any Building is damaged by any peril and, in the reasonable opinion of Landlord's architect or construction consultant, the restoration of such Building cannot be substantially completed within two hundred seventy (270) days after the date of the damage, then Tenant may terminate the Lease as to such damaged Building only.

              (ii) If any Building is damaged by any peril and all permits required for the commencement of restoration are not obtained within sixty (60) days beyond the time estimated by Landlord's architect or construction consultant, or if following receipt of such permits the restoration is not completed within sixty (60) days beyond the time estimated by Landlord's architect or construction consultant as the required restoration time (provided such time periods shall be extended by force majeure delays), then Tenant may terminate this Lease with respect only to such damaged Building for which permits are not timely obtained or which are not timely restored.

              (iii) If any Building is damaged by any peril within twelve (12) months of the last day of the Lease Term, and, in the reasonable opinion of Landlord's architect or construction consultant, the restoration of the Premises cannot be substantially completed within ninety (90) days after the date of such damage, then Tenant may term inate this Lease with respect only to such damaged Building.

              (iv) If two (2) of the three (3) Buildings are damaged by any peril and, in the reasonable opinion of Landlord's architect or construction consultant, the restoration of all Buildings cannot be substantially completed within two hundred seventy (270) days after the date of the damage, Tenant may terminate the entire Lease.

          D.  Abatement of Rent.  In the event of damage to the Premises which
              -----------------
does not result in the termination of this Lease, the Monthly Installment of rent and Additional Rent shall be temporarily abated from the date of inception of the loss until the damaged Building(s) are restored, in proportion to the degree to which Tenant's use of the Premises is impaired by such damage. Tenant shall not be entitled to any compensation from Landlord for loss of Tenant's property or loss to Tenant's business caused by such damage or restoration. Tenant hereby waives the provisions of Section 1932, Subdivision 2, and Section 1933, Subdivision 4, of the California Civil Code, and the provisions of any similar law, hereinafter enacted.

     15.  Condemnation.
          ------------

          A.  Definition of Terms.  For the purposes of this Lease, the term (1)
              -------------------
"TAKING" means a taking of the Premises or damage to the Premises related to
 ------
the exercise of the power of eminent domain and includes a voluntary conveyance, in lieu of court proceedings, to any agency, authority, public utility, person or corporate entity empowered to condemn property; (2) "TOTAL TAKING" means the
                                                        ------------
taking of the entire Premises or so much of the Premises as to prevent or substantially impair the use thereof by Tenant for the uses herein specified;
(3) "PARTIAL TAKING" means a Taking which does not constitute a Total Taking;
     --------------
(4) "DATE OF TAKING" means the date upon which the title to the Premises, or a
     --------------
portion thereof, passes to and vests in the condemnor or the effective date of any order for possession if issued prior to the date title vests in the condemnor; and (5) "AWARD" means the amount of any award made, consideration
                    -----
paid, or damages ordered as a result of a Taking.

          B.  Rights.  The parties agree that in the event of a Taking all
              ------
rights (as between them) in and to an Award shall be as set forth herein and Tenant shall have no right to any Award except as set forth herein; provided, however, that Tenant shall be entitled to any award for the taking of Tenant's Property.

          C.  Total Taking.  In the event of a Total Taking during the Lease
              ------------
Term (1) the rights of Tenant under the Lease and the leasehold estate of Tenant in and to the Premises shall cease and terminate as of the Date of Taking; (2) Landlord shall refund to Tenant any prepaid rent and any unapplied security deposit; (3) Tenant shall pay Landlord any unpaid rent or charges due Landlord under the Lease, each prorated as of the Date of Taking; (4) Tenant shall receive from the Award those portions of the Award attributable to Tenant's Property and for moving expenses of Tenant; and (5) the remainder of the Award shall be paid to and be the property of Landlord.

          D.  Partial Taking.  In the event of a Partial Taking during the Lease
              --------------
Term (1) the rights of Tenant under the Lease and the leasehold estate of Tenant in and to the portion of the Premises taken shall cease and terminate as of the Date of Taking; (2) Landlord shall refund to Tenant any prepaid rent and any unapplied security deposit relating to the portion of the Premises taken based on a square footage basis; (3) Tenant shall pay Landlord any unpaid rent or charges due Landlord under the Lease for the portion of the Premises taken, each prorated as of the Date of Taking; (4) from and after the Date of Taking the Monthly Installment of rent shall be an amount equal to the product obtained by multiplying the Monthly Installment of rent immediately prior to the Taking by a fraction, the numerator of which is the number of square feet contained in the Building after the Taking and the denominator of which is the number of square feet contained in the Building prior to the Taking; (5) Tenant shall receive from the Award those portions of the Award attributable to Tenant's Property and for moving expenses of Tenant; and (6) the remainder of the Award shall be paid to and be the property of Landlord.

     16.  Mechanics' Lien.  Tenant shall (A) pay for all labor and services
          ---------------
performed for,
materials used by or furnished to, Tenant or any contractor employed by Tenant with respect to the Premises; (B) indemnify, defend, protect and hold Landlord and the Premises harmless and free from any liens, claims, liabilities, demands, encumbrances, or judgments created or suffered by reason of any labor or services performed for, materials used by or furnished to, Tenant or any contractor employed by Tenant with respect to the Premises; (C) give notice to Landlord in writing five (5) days prior to employing any laborer or contractor to perform services related to, or receiving materials for use upon the Premises; and (D) permit Landlord to post a notice of nonresponsibility in accordance with the statutory requirements of California Civil Code Section 3094 or any amendment thereof. In the event Tenant is required to post an improvement bond with a public agency in connection with the above, Tenant agrees to include Landlord as an additional obligee.

     17.  Inspection of the Premises.  Tenant shall permit Landlord and its
          --------------------------
agents to enter the Premises at any reasonable time for the purpose of inspecting the same, performing Landlord's maintenance and repair responsibilities (upon 24 hour prior notice except in an emergency), posting a notice of non-responsibility for alterations, additions or repairs and at any time within two hundred seventy (270) days prior to expiration of this Lease, to place upon the Premises, ordinary "For Lease" or "For Sale" signs.

     18.  Compliance with Laws.  Tenant shall, at its own cost, comply with all
          --------------------
of the requirements of all municipal, county, state and federal authorities now in force, or which may hereafter be in force, pertaining to Tenant's use and occupancy of the Premises, and shall faithfully observe all municipal, county, state and federal law, statutes or ordinances now in force or which may hereafter be in force pertaining to Tenant's use and occupancy of the Premises. The judgment of any court of competent jurisdiction or the admission of Tenant in any action or proceeding against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such ordinance or statute in the use and occupancy of the Premises shall be conclusive of the fact that such violation by Tenant has occurred. Tenant shall indemnify, protect, defend, and hold Landlord harmless against any loss, expense, damage, attorneys' fees or liability to the extent arising out of the failure of Tenant to comply with any applicable law, except to the extent such failure of Tenant to comply with any applicable law is caused by the negligence or willful misconduct of Landlord or its Agents.

     19.  Subordination.  The following provisions shall govern the relationship
          -------------
of this Lease to any underlying lease, mortgage or deed of trust which now or hereafter affects the Premises or Landlord's interest or estate therein and any renewal, modification, consolidation, replacement, or extension thereof (a "SECURITY INSTRUMENT").
 -------------------

          A.  Priority.  This Lease is subject and subordinate to all Security
              --------
Instruments existing as of the Commencement Date. However, if any Lender so requires, this Lease shall become prior and superior to any such Security Instrument. Landlord, as a condition to Tenant's obligations under this Lease, shall obtain a recognition and non-disturbance agreement from all existing lienholders in form reasonably acceptable to Tenant and Landlord's Lender.

          B.  Subsequent Security Instruments.  At Landlord's election, this
              -------------------------------
Lease shall become subject and subordinate to any Security Instrument created after the Commencement Date, provided that the Lender holding such Security Agreement agrees that in the event of foreclosure of the Security Instrument in question, such Lender shall recognize the tenancy of Tenant on the terms and conditions contained in this Lease so long as no Event of Default (as defined in Paragraph 13.A. hereof) exists on the date such person acquires the Premises. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed so long as no Event of Default exists on the date such person acquires the Premises, unless this Lease is otherwise terminated pursuant to its terms.

          C.  Documents.  Tenant shall execute any reasonable document or
              ---------
instrument required by Landlord or any Lender to make this Lease either prior or subordinate to a Security Instrument, which may include such other matters as the Lender customarily and reasonably requires in connection with such agreements, including provisions that the Lender not be liable for (1) the return of the Security Deposit unless the Lender receives it from Landlord, and
(2) any defaults on the part of Landlord occurring prior to the time that the Lender takes possession of the Premises in connection with the enforcement of its Security Instrument. Tenant's failure to execute any such document or instrument within ten (10) days after written demand therefor shall constitute a default by Tenant. Tenant's obligation to execute and deliver any subordination agreement to any future Lender shall be conditioned upon such Lender agreeing that in the event of foreclosure of the mortgage or termination of the ground lease in question, such Lender shall recognize the tenancy of Tenant on the terms and conditions contained in this Lease as long as no Event of Default exists on the date such person acquires the Premises.

          D.  Tenant's Attornment.  Subject to the recognition obligations under
              -------------------
Subparagraphs 19.B. and 19.C. above, Tenant shall attorn (1) to any purchaser of the Premises at any foreclosure sale or private sale conducted pursuant to any Security Instrument encumbering the Premises; (2) to any grantee or transferee designated in any deed given in lieu of foreclosure; or (3) to the lessor under any underlying ground lease should such ground lease be terminated.

     20.  Holding Over.  This Lease shall terminate without further notice at
          ------------
the expiration of the Lease Term. Any holding over by Tenant after expiration shall not constitute a renewal or extension or give Tenant any rights in or to the Premises except as expressly provided in this Lease. Any holding over after the expiration without the consent of Landlord shall be construed to be a tenancy from month to month, at one hundred fifty percent (150%) of the monthly rent for the last month of the Lease Term, and shall otherwise be on the terms and conditions herein specified insofar as applicable.

     21.  Notices.  Any notice required or desired to be given under this Lease
          -------
shall be in writing with copies directed as indicated below and shall be personally served or given by facsimile (with receipt confirmed by telephone), personal delivery, mail or by prepaid next-business day courier. Personal delivery, mail and facsimile transmittal shall be effective when received or delivery is refused by the party. Any notice given by courier shall be deemed to have been given on the next business day after the time such notice was sent, addressed to the party to be served with a copy as indicated herein at the last address given by that party to the other party under the provisions of this paragraph. At the date of execution of this Lease, the address of Landlord is:

               South Bay Development Company, Inc.
               511 Division Street
               Campbell, California 95008
               Attn:  Mr. Scott Trobbe

               With a copy to:

               South Bay/San Tomas Associates
               c/o AEW Real Estate Advisors, Inc.
               399 Boylston Street
               Boston, Massachusetts 02116
               Attn:  Mr. Christopher Kazantis

               and the address of Tenant is:

               Auspex Systems, Inc.
               5200 Great America Parkway
               Santa Clara, California 95054
               Attn:  General Counsel

After the Commencement Date, the address of Tenant will be at the Premises.

     22.  Attorneys' Fees.  In the event either party shall bring any action or
          ---------------
legal proceeding for damages for any alleged breach of any provision of this Lease, to recover rent or possession of the Premises, to terminate this Lease, or to enforce, protect or establish any term or covenant of this Lease or right or remedy of either party, the prevailing party shall be entitled to recover as a part of such action or proceeding, reasonable attorneys' fees and court costs, including attorneys' fees and costs for appeal, as may be fixed by the court or jury. The term "prevailing party" shall mean the party who received substantially the relief requested, whether by settlement, dismissal, summary judgment, judgment, or otherwise.

     23.  Subleasing and Assignment.
          -------------------------

          A.  Landlord's Consent Required.  Tenant's interest in this Lease is
              ---------------------------
not assignable, by operation of Law or otherwise, nor shall Tenant have the right to sublet the Premises, transfer any interest of Tenant therein or permit any use of the Premises by another party, without the prior written consent of Landlord to each such assignment, subletting, transfer or use, which consent Landlord agrees not to withhold unreasonably subject to the provisions of Subparagraph 23.C. below. A consent to one assignment, subletting, occupancy or use by another party shall not be deemed to be a consent to any subsequent assignment, subletting, occupancy or use by another party. Any assignment or subletting without such consent shall be void and shall, at the option of Landlord, terminate this Lease. Landlord's waiver or consent to any assignment or subletting hereunder shall not relieve Tenant from any obligation under this Lease unless the consent shall so provide.

          B.  Transferee Information Required.  If Tenant desires to assign its
              -------------------------------
interest in this Lease or sublet the Premises, or transfer any interest of Tenant therein, or permit the use of the Premises by another party (hereinafter collectively referred to as a "TRANSFER"), Tenant shall give Landlord at least
                               --------
twenty (20) business days prior written notice of the proposed Transfer and of the terms of such proposed Transfer, including, but not limited to, the name and legal composition of the proposed transferee, a financial statement of the proposed transferee, the nature of the proposed transferee's business to be carried on in the Premises (including a list of the type and quantities of all Hazardous Materials to be used by the transferee on the Premises), the payment to be made or other consideration to be given to Tenant on account of the Transfer, and such other pertinent information as may be reasonably requested by Landlord, all in sufficient detail to enable Landlord to evaluate the proposed Transfer and the prospective transferee.

          C.  Landlord's Rights.  It is the intent of the parties hereto that
              -----------------
this Lease shall confer upon Tenant only the right to use and occupy the Premises, and to exercise such other rights as are conferred upon Tenant by this Lease. The parties agree that this Lease is not intended to have a bonus value nor to serve as a vehicle whereby Tenant may profit by a future Transfer of this Lease or the right to use or occupy the Premises as a result of any favorable terms contained herein, or future changes in the market for leased space. It is the intent of the parties that any such bonus value that may attach to this Lease shall be and remain the exclusive property of Landlord, except as provided in Subparagraph 23.C.(ii) below. In the event Tenant seeks to Transfer its interest in this Lease or the Premises, Landlord shall have the following options, which shall be exercised by Landlord, within twenty (20) business days of Landlord receiving all of the information regarding the Transfer that is required under Subparagraph 23.B., at Landlord's sole choice without limiting Landlord in the exercise of any other right or remedy which Landlord may have by reason of such proposed Transfer:

              (i) In the event of a Transfer constituting either an assignment of the entire Lease or a sublease of substantially all of the Premises for all or substantially all of the balance of the Lease Term, Landlord may elect to terminate this Lease effective as of the proposed effective date of the proposed Transfer and release Tenant from any further liability hereunder accruing after such termination date by giving Tenant written notice of such termination within fifteen (15) days after receipt by Landlord of Tenant's notice of intent to Transfer as provided above. If Landlord makes such election to terminate this Lease, Tenant shall surrender the Premises, in accordance with Paragraph 32, on or before the effective termination date; or

              (ii) Landlord may consent to the proposed Transfer on the condition that Tenant agrees to pay to Landlord, as additional rent, fifty percent (50%) of any and all rents or other consideration (including key money) received by Tenant from the transferee by reason of such Transfer in excess of the rent payable by Tenant to Landlord under this Lease (after reimbursement to Tenant of any brokerage commissions, attorneys' fees and advertising expenses incurred by Tenant in connection with the Transfer, and any tenant improvement costs related to such Transfer that are incurred by Tenant). Tenant expressly agrees that the foregoing is a reasonable condition for obtaining Landlord's consent to any Transfer;

              (iii) Landlord may consent to the proposed Transfer on the condition that if such Transfer is an assignment that Landlord in its sole and absolute discretion shall determine whether such Transfer shall include the right to exercise the Options to extend the Lease Term;

              (iv) Landlord may withhold its consent in its sole and absolute discretion to the proposed Transfer if the Transfer is a sublease and the term of the such sublease extends beyond the then existing Lease Term (the "then existing Lease Term" shall not include any unexercised options to extend the Lease Term); or

              (v) Landlord may reasonably withhold its consent to the proposed Transfer.

If Landlord agrees to consent to the proposed Transfer pursuant to Subparagraphs 23.C.(ii) or 23.C.(iii), Landlord shall provide such consent on Landlord's form within ten (10) business days of Landlord electing such option and receiving the final version of the document evidencing the Transfer.

          D.  Permitted Transfers.  Notwithstanding the foregoing, Tenant may,
              -------------------
without Landlord's prior written consent and without providing to Landlord the option described in Subparagraph 23.C.(i) above, assign its interest in the Lease or sublet the Premises or a portion thereof to (i) a subsidiary, affiliate, division or corporation controlled by or under common control with Tenant; (ii) a successor corporation related to Tenant by merger, consolidation, non-bankruptcy reorganization or government action; or (iii) a purchaser of substantially all of the Tenant's assets; provided that, in each instance described above, (a) each assignee assumes the obligations of Tenant under this Lease and each sublessee agrees to abide by this Lease in a written instrument delivered to Landlord; (b) Tenant as transferor remains liable as a primary obligor for the obligations of the tenant under this Lease; and (c) the financial strength of the transferee tenant is no less than Tenant's financial strength as of the Commencement Date or the date of such Transfer, whichever is greater. Additionally, Tenant may, without Landlord's prior written consent, sublease one (1) of the Buildings prior to taking occupancy thereof, provided that (x) the sublessee agrees to abide by the obligations of Tenant under this Lease in a written instrument delivered to Landlord; (y) Tenant as transferor remains liable as a primary obligor for the obligations of the tenant under this Lease; and (z) the term of the sublease does not exceed thirty-six
(36) months from the Commencement Date.

     24.  Successors.  The covenants and agreements contained in this Lease
          ----------
shall be binding on and inure to the benefit of the parties hereto and on their respective heirs, successors and assigns (to the extent the Lease is assignable).

     25.  Mortgagee Protection.  In the event of any default on the part of
          --------------------
Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage encumbering the Premises, whose address shall have been previously furnished to Tenant in writing by Landlord. Such beneficiary or mortgagee shall have the right to cure Landlord's default and so long as such beneficiary or mortgagee is making reasonable efforts to cure Landlord's default, including, but not limited to, obtaining possession of the Premises by power of sale or judicial foreclosure, if such should prove necessary to effect a cure, Tenant shall not have the right to terminate this Lease.


     26.  Estoppel Certificate.  Tenant and Landlord agree within ten (10) days
          --------------------
following request by the other party to (A) execute and deliver to other party any documents, including estoppel certificates presented to a party by the other party, (1) certifying that this Lease is unmodified, or if modified, indicating the modifications, and in full force and effect and the date to which the rent and other charges are paid in advance, if any, and (2) acknowledging that there are not, to such party's knowledge, any uncured defaults on the part of other party hereunder, or specifying the defaults, if any, and (3) evidencing the status of the Lease as may be reasonably required either by a lender making a loan to Landlord or to Tenant to be secured by a deed of trust or mortgage covering the Premises or a purchaser of the Premises from Landlord, and (B) Tenant agrees to deliver to Landlord the financial statement of Tenant with an opinion of a certified public accountant, including a balance sheet and profit and loss statement, for the last completed fiscal year all prepared in accordance with generally accepted accounting principles consistently applied. Tenant's failure to deliver an estoppel certificate within ten (10) days following a request by Landlord shall be an Event of Default under this Lease. Landlord's failure to deliver an estoppel certificate within ten (10) days following a request by Tenant shall be an event of default under this Lease.

     27.  Surrender of Lease Not Merger.  The voluntary or other surrender of
          -----------------------------
this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger and shall, at the option of Landlord, terminate all or any existing subleases or subtenants, or operate as an assignment to

Landlord of any or all such subleases or subtenants.

     28.  Waiver.  The waiver by Landlord or Tenant of any breach of any term,
          ------
covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. Any waiver shall be in writing and signed by both Landlord and Tenant.

     29.  General.
          -------

          A.  Captions.  The captions and paragraph headings used in this Lease
              --------
are for the purposes of convenience only. They shall not be construed to limit or extend the meaning of any part of this Lease, or be used to interpret specific sections. The word(s) enclosed in quotation marks shall be construed as defined terms for purposes of this Lease. As used in this Lease, the masculine, feminine and neuter and the singular or plural number shall each be deemed to include the other whenever the context so requires.

          B.  Definition of Landlord.  The term Landlord as used in this Lease,
              ----------------------
so far as the covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner at the time in question of the fee title of the Premises, and in the event of any transfer or transfers of the title of such fee, the Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved of all liability with respect to performance of any covenants or obligations on the part of Landlord contained in this Lease to be performed after the date of such transfer or conveyance which are assumed in writing by the transferee; provided that any funds in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be turned over to the grantee. It is intended that the covenants and obligations contained in this Lease on the part of Landlord shall, subject as aforesaid, be binding upon each Landlord, its heirs, personal representatives, successors and assigns only with respect to the obligations of Landlord arising during its respective period of ownership.

          C.  Time of Essence.  Time is of the essence for the performance of
              ---------------
each term, covenant and condition of this Lease.

          D.  Severability.  In case any one or more of the provisions contained
              ------------
herein, except for the payment of rent, shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Lease, but this Lease shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein. This Lease shall be construed and enforced in accordance with the laws of the State of California.

          E.  Quiet Enjoyment.  Upon Tenant paying the rent for the Premises and
              ---------------
observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

          F.  Law.  As used in this Lease, the term "LAW" or "LAWS" shall mean
              ---                                    ---      ----
any judicial decision, statute, constitution, ordinance, resolution, regulation, rule, administrative order, or other requirement of any government agency or authority having jurisdiction over the parties to this Lease or the Premises or both, in effect at the Commencement Date of this Lease or any time during the Lease Term, including, without limitation, any regulation, order, or policy of any quasi-official entity or body (e.g., board of fire examiners, public utility
                                   ----
or special district).

          G.  Agent.  As used in this Lease, the term "AGENT" shall mean, with
              -----                                    -----
respect to either Landlord or Tenant, its respective agents, employees, contractors (and their subcontractors), and invitees (and in the case of Tenant, its subtenants).

          H.  Lender.  As used in this Lease, the term "LENDER" shall mean any
              ------                                    ------
beneficiary, mortgagee, secured party or other holder of any deed of trust, mortgage or other written security device or agreement affecting Landlord's interest in the Premises.

          I.  Force Majeure.  Any prevention, delay or stoppage due to strikes,
              -------------
lock-outs, inclement weather, labor disputes, inability to obtain labor, materials, fuels or reasonable substitutes therefor, governmental restrictions, regulations, controls, action or inaction, civil commotion, fire or other acts of God, and other causes beyond the reasonable control of the party obligated to perform (except financial inability) shall excuse the performance, for a period equal to the period of any said prevention, delay or stoppage, or any obligation hereunder except the obligation of Tenant to pay rent or any other sums due hereunder.

     30.  Sign.  Tenant shall not place or permit to be placed any sign or
          ----
decoration on the Parcel or the exterior of any of the Buildings without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Tenant, upon written notice by Landlord, shall immediately remove any sign or decoration that Tenant has placed or permitted to be placed on the Parcel or the exterior of any of the Buildings without the prior written consent of Landlord, and if Tenant fails to so remove such sign or decoration within five (5) days after Landlord's written notice, Landlord may enter upon the Premises and remove said sign or decoration and Tenant agrees to pay Landlord, as additional rent upon demand, the cost of such removal. At the termination of this Lease, Tenant shall remove any sign which it has placed on the Parcel or any of the Buildings and shall repair any damage caused by the installation or removal of such sign.

     31.  Interest on Past Due Obligations.  Any Monthly Installment of rent due
          --------------------------------
from Tenant, or any other sum due under this Lease from Tenant, which is received by Landlord after the date ten (10) days following the date written notice is given by Landlord to Tenant that such sum has not been paid when due, shall bear interest from said due date until paid, at an annual rate equal to the lower of (the "PERMITTED RATE"): (1) twelve percent (12%); or (2) five
                   --------------
percent

(5%) plus the rate established by the Federal Reserve Bank of San Francisco, as of the twenty-fifth (25th) day of the month immediately preceding the due date, on advances to member banks under Sections 13 and 13(a) of the Federal Reserve Act, as now in effect or hereafter from time to time amended. Payment of such interest shall not excuse or cure any default by Tenant. In addition, Tenant shall pay all costs and attorneys' fees reasonably incurred by Landlord in collection of such amounts.

     32.  Surrender of the Premises.  On the last day of the term hereof, or on
          -------------------------
the sooner termination of this Lease, Tenant shall surrender the Premises to Landlord in their condition existing as of the Commencement Date of this Lease, except for (A) ordinary wear and tear; (B) acts of God; (C) condemnation; (D) Hazardous Materials which Tenant is not responsible for pursuant to this Lease; and (E) all alterations, improvements or additions which Tenant is not required to remove pursuant to this Lease. Tenant shall surrender the Premises with all originally painted interior walls washed, and other interior walls cleaned, and repaired or replaced, the air conditioning and heating equipment serviced and repaired by a reputable and licensed service firm as required by Paragraph 10.B. hereof, all floors cleaned and waxed, all to the reasonable satisfaction of Landlord. Tenant shall remove all of Tenant's Property from the Premises, and all property not so removed shall be deemed abandoned by Tenant. Tenant, at its sole cost, shall repair any damage to the Premises caused by the removal of Tenant's Property, which repair shall include, without limitation, the patching and filling of holes and repair of structural damage. If the Premises are not so surrendered at the termination of this Lease, Tenant shall indemnify, defend, protect and hold Landlord harmless from and against loss or liability resulting from delay by Tenant in so surrendering the Premises including without limitation, any claims made by any succeeding tenant or losses to Landlord due to lost opportunities to lease to succeeding tenants.

     33.  Authority.  The undersigned parties hereby warrant that they have
          ---------
proper authority and are empowered to execute this Lease on behalf of Landlord and Tenant, respectively.

     34.  CC&Rs.  This Lease is made subject to all matters of public record
          -----
affecting title to the property of which the Premises are a part as described in the Preliminary Title Report dated October 2, 1996, prepared by Santa Clara Land Title Company, Order No. 00121233, a copy of which is attached hereto as Exhibit
                                                                         -------
"G" (the "TITLE REPORT").  Tenant shall abide by and comply with all private
---       ------------
conditions, covenants and restrictions of public record now or hereafter affecting the Premises as described on Exhibit "H" with reference to the Title
                                       -----------
Report ("CC&RS"), except as may be otherwise provided in Exhibit "H".  Landlord
         -----                                           -----------
represents and warrants that to its actual knowledge no violation of the CC&Rs exists as of the date of this Lease. During the Lease Term, Landlord shall promptly notify Tenant of any modification to the CC&Rs.

     35.  Brokers.  The parties represent and warrant to each other that they
          ------
have not dealt with any broker respecting this transaction other than Cooper/Brady Corporate Real Estate Services (the "BROKER") and hereby agree to
                                                  ------
indemnify and hold each other harmless from and against any brokerage commission or fee, obligation, claim or damage (including attorneys' fees) paid or incurred respecting any broker claiming through the other party or with which/whom the other party has dealt. Landlord shall pay commission owing to the Broker pursuant to a separate agreement between Landlord and the Broker.

        36.  Limitation on Landlord's Liability.  Tenant, for itself and its
             ----------------------------------
successors and assigns (to the extent this Lease is assignable), hereby agrees that in the event of any actual, or alleged, breach or default by Landlord under this Lease that:

             A. Tenant's sole and exclusive remedy and recourse against Landlord shall be as against Landlord's interest in the Premises and this Lease;

             B. No partner of Landlord shall be sued or named as a party in a suit or action (except as may be necessary to secure jurisdiction of the partnership) for the breach of any obligation of Landlord or the act or omission of Landlord or its Agents;

             C. No service of process shall be made against any partner of Landlord with respect to any claim arising under or out of this Lease (except as may be necessary to secure jurisdiction of the partnership);

             D. No partner of Landlord shall be required to answer or otherwise plead to any service of process with respect to any claim arising under or out of this Lease (except as may be necessary to secure jurisdiction of the partnership);

             E. No judgment will be taken against any partner of Landlord for the breach of any obligation of Landlord or the act or omission of Landlord or its Agents; F. Any such judgment taken against any partner of Landlord may be vacated and set aside at any time nunc pro tunc;

             G. No writ of execution will ever be levied against the assets of any partner of Landlord for a judgment based on any breach of a Landlord's obligations under this Lease or any act or omission of Landlord; and

             H. The covenants and agreements of Tenant set forth in this Paragraph 36 shall be enforceable by Landlord and any partner of Landlord.

        37.  Hazardous Material.
             ------------------

             A.  Definitions.  As used herein, the term "HAZARDOUS MATERIAL"
                 -----------                             ------------------
shall mean any substance: (i) the presence of which requires investigation or remediation under any federal, state or local statute, regulation, ordinance, order, action, policy or common law; (ii) which is or becomes defined as a "hazardous waste," "hazardous substance," pollutant or contaminant under any federal, state or local statute, regulation, rule or ordinance or amendments thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.) and/or the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.); (iii) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is or becomes regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of the United States, the State of California or any political subdivision thereof; (iv) the presence of which on the Premises causes or threatens to cause a nuisance upon the Premises or to adjacent properties or poses or threatens to pose a hazard to the health or safety of persons on or about the Premises; (v) the presence of which on adjacent properties could constitute a trespass by Landlord or Tenant; (vi) without limitation which contains gasoline, diesel fuel or other petroleum hydrocarbons; (vii) without limitation which contains polychlorinated biphenyls (PCBs), asbestos or urea formaldehyde foam insulation; or (viii) without limitation radon gas.

             B.  Landlord's Obligation.  Except for the Existing Environmental
                 ---------------------
Condition (as defined in Subparagraph 37.L. hereof), Landlord has no actual knowledge, without any duty to make investigation, of any Hazardous Materials present in the soil or groundwater of the Parcel. Landlord, at its sole cost, shall comply with all Laws which impose liability or responsibility upon either Landlord or Tenant to investigate, remediate or otherwise take any action with respect to the Existing Environmental Condition; provided, however, that this covenant shall not require Landlord to perform any obligation Tenant has under this Paragraph 37. Subject to Subparagraph 8.E., Landlord shall indemnify, defend, protect and hold Tenant harmless from and against all liabilities, claims, penalties, fines, response costs and other expenses (including reasonable attorneys' fees) which result from Landlord's failure to timely perform the obligation stated in the immediate preceding sentence.

             C.  Permitted Use.  Subject to the compliance by Tenant with the
                 -------------
provisions of Subparagraphs D, E, F, G, I, J and K below, Tenant shall be permitted to use and store on the Premises those Hazardous Materials listed in Exhibit "E" attached hereto, in the quantities set forth in Exhibit "E" and
-----------                                                 -----------
such other Hazardous Materials approved by Landlord in writing.

             D.  Hazardous Materials Management Plan.
                 -----------------------------------

                 (i) Prior to Tenant or its subtenant using, handling, transporting or storing any Hazardous Material at or about the Premises (including, without limitation, those listed in Exhibit "E" other than customary
                                                -----------
quantities of janitorial and office supplies), Tenant shall submit to Landlord a Hazardous Materials Management Plan ("HMMP") for Landlord's review and
                                      ----
approval, which approval shall not be unreasonably withheld. The HMMP shall describe: (aa) the quantities of each material to be used, (bb) the purpose for which each material is to be used, (cc) the method of storage of each material,
(dd) the method of transporting each material to and from the Premises and within the Premises, (ee) the methods Tenant will employ to monitor the use of the material and to detect any leaks or potential hazards, and (ff) any other information any department of any governmental entity (city, state or federal) requires prior to the issuance of any required permit for the Premises or during Tenant's occupancy of the Premises. Landlord may, but shall have no obligation to review and approve the foregoing information and HMMP, and such review and approval or failure to review and approve shall not act as an estoppel or otherwise waive Landlord's rights under this Lease or relieve Tenant of its obligations under this Lease; provided that a failure to review and approve within a reasonable time shall not be deemed a disapproval. If Landlord determines in good faith by inspection of the Premises or review of the HMMP that the methods in use or described by Tenant are not adequate in Landlord's good faith judgment to prevent or eliminate the existence of environmental hazards, then Tenant shall not use, handle, transport, or store such Hazardous Materials at or about the Premises unless and until such methods are approved by Landlord in good faith and added to an approved HMMP. Once approved by Landlord, Tenant shall strictly comply with the HMMP and shall not change its use, operations or procedures with respect to Hazardous Materials without submitting an amended HMMP for Landlord's review and approval as provided above.

                 (ii) Tenant shall pay to Landlord when Tenant submits an HMMP (or amended HMMP) the amount reasonably determined by Landlord to cover all Landlord's costs and expenses reasonably incurred in connection with Landlord's review of the HMMP which costs and expenses shall include, among other things, all reasonable out-of-pocket fees of attorneys, architects, or other consultants incurred by Landlord in connection with Landlord's review of the HMMP. Landlord shall have no obligation to consider a request for consent to a proposed HMMP unless and until Tenant has paid to Landlord its reasonable estimate of all such costs and expenses to Landlord, and Tenant shall pay all such costs and expenses to Landlord irrespective of whether Landlord consents to such proposed HMMP. Tenant shall pay to Landlord on demand the excess, if any, of such costs and expenses actually incurred by Landlord over the amount of such costs and expenses actually paid by Tenant, and Landlord shall promptly refund to Tenant the excess, if any, of such costs and expenses actually paid by Tenant over the amount of such costs and expenses actually incurred by Landlord.

             E.  Use Restriction.  Except as specifically allowed in
                 ---------------
Subparagraph C above, Tenant shall not cause or permit any Hazardous Material to be used, stored, generated, discharged, transported to or from, or disposed of in or about the Premises, or any other land or improvements in the vicinity of the Premises. Without limiting the generality of the foregoing, Tenant, at its sole cost, shall comply with all Laws relating to the storage, use, generation, transport, discharge and disposal by Tenant or its Agents of any Hazardous Material. If the presence of any Hazardous Material on the Premises (other than an Existing Environmental Condition) caused or permitted by Tenant or its Agents results in contamination of the Premises or any soil, air, ground or surface waters under, through, over, on, in or about the Premises, Tenant, at its expense, shall promptly take all actions necessary to return the Premises and/or the surrounding real property to the condition existing prior to the appearance of such Hazardous Material to the extent feasible and in all events, to a condition which complies with applicable Environmental Law. In the event there is a release, discharge or disposal of or contamination of the Premises by a Hazardous Material which is of the type that has been stored, handled, transported or otherwise used or permitted by Tenant or its Agents on or about the Premises (other than an Existing Environmental Condition), Tenant shall have the burden of proving that such release, discharge, disposal or contamination is not the result of the acts or omissions of Tenant or its Agents.

             F.  Tenant Indemnity.  Tenant shall defend, protect, hold harmless
                 ----------------
and indemnify Landlord and its Agents and Lenders with respect to all actions, claims, losses (including, diminution in value of the Premises), fines, penalties, fees (including, but not limited to, attorneys' and consultants' fees) costs, damages, liabilities, remediation costs, investigation costs, response costs and other expenses arising out of, resulting from, or caused by
(i) any Hazardous Material used, generated, discharged, transported to or from, stored, or disposed of by Tenant or its Agents in, on, under, over, through or about the Premises and/or the surrounding real property or (ii) any disposal or release of any Hazardous Material on the surface of the Premises occurring after the Commencement Date and prior to the termination of this Lease that is not the result of the negligent acts or willful misconduct of Landlord or its Agents; provided that in no event shall the foregoing create any liability in Tenant for an Existing Environmental Condition. Tenant shall not suffer any lien to be recorded against the Premises as a consequence of the disposal of any Hazardous Material on the Premises by Tenant or its Agents, including any so called state, federal or local "super fund" lien related to the "clean up" of any such Hazardous Material in, over, on, under, through, or about the Premises.

             G.  Compliance.  Tenant shall immediately notify Landlord, and
                 ----------
Landlord shall notify Tenant, of any inquiry, test, investigation, enforcement proceeding by or against Tenant or the Premises concerning contamination of the Premises caused by any Hazardous Material. Any remediation plan prepared by or on behalf of Tenant must be submitted to Landlord prior to conducting any work pursuant to such plan and prior to submittal to any applicable government authority and shall be subject to Landlord's consent which consent shall not be unreasonably withheld or delayed. Tenant acknowledges that Landlord, as the owner of the Property, at its election, shall have the sole right to negotiate, defend, approve and appeal any action taken or order issued with regard to any Hazardous Material by any applicable governmental authority.

             H.  Assignment and Subletting.  It shall not be unreasonable for
                 -------------------------
Landlord to withhold its consent to any proposed assignment or subletting if (i) the proposed assignee's or subtenant's anticipated use of the Premises involves the storage, generation, discharge, transport, use or disposal of any Hazardous Material (other than reasonable quantities of office supplies, warehouse supplies and janitorial supplies that may contain Hazardous Materials) in a manner which represents a risk to the health and safety of persons on or about the Premises, and in Landlord's opinion, that risk is a material risk; (ii) if the proposed assignee or subtenant has been required by any prior landlord, lender or governmental authority to "clean up" or remediate any Hazardous Material resulting from the negligence or affirmative actions of the proposed assignee or subtenant within the last five (5) years; (iii) if the proposed assignee or subtenant is subject to investigation or enforcement order or proceeding by any governmental authority in connection with the use, generation, discharge, transport, disposal or storage of any Hazardous Material resulting from the negligence or affirmative actions of the proposed assignee or subtenant within the last five (5) years.

             I.  Surrender.  Upon the expiration or earlier termination of the
                 ---------
Lease, Tenant, at its sole cost, shall remove all Hazardous Materials from the Premises that Tenant or its Agents introduced to the Premises. If Tenant fails to so surrender the Premises, Tenant shall indemnify, protect, defend and hold Landlord harmless from and against all damages to the extent resulting from Tenant's failure to surrender the Premises as required by this Paragraph, including, without limitation, any actions, claims, losses, liabilities, fees (including, but not limited to, attorneys' and consultants' fees), fines, costs, penalties, or damages in connection with the condition of the Premises including, without limitation, damages occasioned by the inability to relet the Premises or a reduction in the fair market and/or rental value of the Premises by reason of the existence of any Hazardous Material that Tenant or its Agents introduced in, on, over, under, through or around the Premises.

             J.  Right to Appoint Consultant.  If Tenant or its Agents have used
                 ---------------------------
Hazardous Materials (other than customary quantities of janitorial or office supplies), Landlord shall have the right to appoint a consultant, at Tenant's expense, to conduct an investigation to determine whether any Hazardous Material is being used, generated, discharged, transported to or from, stored or disposed of in, on, over, through, or about the Premises, in an inappropriate or unlawful manner. If Tenant has violated any Law or covenant in this Lease regarding the use, storage or disposal of Hazardous Materials on or about the Premises, Tenant shall reimburse Landlord for the cost of such investigation. Tenant, at its expense, shall comply with all reasonable recommendations of the consultant or take other steps approved by Landlord required to conform Tenant's use, storage or disposal of Hazardous Materials to the requirements of applicable Law or to fulfill the obligations of Tenant hereunder.

             K.  Holding Over.  If during the Lease Term, Tenant or any of its
                 ------------
Agents is required to take any action of any kind required or requested to be taken by any governmental authority to clean-up, remove, remediate or monitor any Hazardous Material (the presence of which is the result of the acts or omissions of Tenant or its Agents and other than an Existing Environmental Condition) and such action is not completed prior to the expiration or earlier termination of the Lease, Tenant shall be deemed to have impermissibly held over until such time as such required action is completed, and Landlord shall be entitled to all damages directly or indirectly incurred in connection with such holding over, including without limitation, damages occasioned by the inability to re-let the Premises or a reduction of the fair market and/or rental value of the Premises.

             L.  Existing Environmental Reports.  Tenant hereby acknowledges
                 ------------------------------
that it has received, read and reviewed the reports and test results described in Exhibit "F" attached hereto and made a part hereof (the "EXISTING
   -----------                                              --------
ENVIRONMENTAL REPORTS"). The Hazardous Materials currently present in, on or
---------------------
under the Premises or the soil, groundwater, surface water or air thereof, or in, on, or under any property in the vicinity of the Premises, or the soil, groundwater, surface water or air thereof, as described in the Existing Environmental Reports are referred to herein as the "EXISTING ENVIRONMENTAL
                                                     ----------------------
CONDITION". Tenant shall keep the Existing Environmental Reports
----------
and all information contained therein confidential, except Tenant shall be allowed to disclose such information to Tenant's consultants and attorneys provided such parties agree to keep the information confidential.

             M.  Provisions Survive Termination.  The provisions of this
                 ------------------------------
Paragraph 37 shall survive the expiration or termination of this Lease.

             N.  Controlling Provisions.  The provisions of this Paragraph 37
                 ----------------------
are intended to govern the rights and liabilities of the Landlord and Tenant under this Lease respecting Hazardous Materials to the exclusion of any other provisions in this Lease that might otherwise be deemed applicable. The provisions of this Paragraph 37 shall be controlling with respect to any provisions in this Lease that are inconsistent with this Paragraph 37.

        38.  Landlord's Default.
             ------------------

             A. If Tenant believes Landlord has failed to perform or provide any service or pay any sum which Tenant in good faith believes Landlord is obligated to provide, perform or pay under this Lease, Tenant shall provide Landlord with written notice thereof. If Landlord does not perform or provide the required service or make such required payment within thirty (30) days after receipt of Tenant's notice (or if such failure cannot be cured within such thirty (30) day period, if Landlord does not promptly commence to provide or cure the same and diligently pursue the same to completion), Tenant shall have the right to provide, perform or pay the same. If Tenant, after such notice, provides and performs such service or makes such payment and sends to Landlord a written statement reflecting the reasonable costs for providing the same or the amount paid and Landlord fails to pay the same within twenty (20) days after receipt of such notice, Tenant shall have the right to seek and obtain damages from Landlord.

             B. In the event of any default by Landlord, Tenant's exclusive remedies shall be an action for specific performance or an action for damages. Tenant hereby waives the benefit of any laws granting it the right to terminate this Lease or withhold rent on account of any Landlord default. Tenant waives the provisions of Sections 1932(l), 1941 and 1942 of the California Civil Code and any similar or successor law regarding Tenant's right to terminate this Lease or to make repairs and deduct the expenses of such repairs from the rent due under this Lease.

        39.  Condition to Effectiveness.  The effectiveness of this Lease is
             --------------------------
conditioned upon Landlord obtaining architectural approval by April 1, 1997 from the City of Santa Clara for the construction of the ninety eight thousand four hundred thirty (98,430) square foot building described in the Lease Agreement between Landlord and Tenant dated concurrently with this Lease. This condition is for the benefit of Tenant and Tenant may waive this condition by written notice to Landlord on or before April 1, 1997. If on or before April 1, 1997 this condition is neither fulfilled nor waived by Tenant, then this Lease shall automatically terminate, Landlord shall return the Security Deposit to Tenant and the parties shall have no further rights or obligations hereunder. If this condition is fulfilled or waived by Tenant on or before April 1, 1997, then this Lease shall continue in full force and effect. Landlord shall use good faith and all reasonable efforts to obtain the architectural approval by April 1, 1997.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the dates set forth below.


LANDLORD                                    TENANT

South Bay/San Tomas Associates,             Auspex Systems, Inc.,
a California general partnership            a Delaware corporation

By:  CIIF Associates II Limited             By: _____________________
     partnership, a Delaware limited
     partnership, its general partner       Its:  VP & CFO
     By:  AEW Advisors, Inc.,
          a Massachusetts corporation,
          its managing general partner

          By:  /s/  Christopher Kazantis
          Its:  Vice President

                                  EXHIBIT "A"

                          Legal Description of Parcel
                          ---------------------------


All that certain real property situate in the City of Santa Clara, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

Parcel 1, as shown on that certain Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49.

RESERVING THEREFROM an easement for ingress and egress and for Emergency Vehicle Ingress and Egress for the benefit of Parcel 2, as shown and designated P.I.E.E. and E.V.I.E.E. established herein to benefit Parcel 2 on the map hereinabove referred to.

Reserving therefrom an easement for Landscape purposes for the benefit of Parcel 2, as shown and designated as P.L.E. established herein to benefit Parcel 2 on the map herein above referred to.

PARCEL TWO

An easement for ingress and egress over Parcel 1, of Parcel Map filed for record on September 19, 1990 in Book 618 of Maps, Pages 36, 37 and 38, shown as Ingress-Egress over Parcel 1 for the benefit of Parcel 2, as reserved in the Deed recorded October 156, 1990 in Book L 508, Page 283, Official Records.

PARCEL THREE

An easement for storm drain over all those portions of Parcel 2, designated "10' S.D.E. Established hereon To Benefit Parcel 1", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M 775, Page 1281, Official Records

PARCEL FOUR

An easement for sanitary sewer over that portion of Parcel 4, designated "15' x 438.12' P.S.S.E. Established Hereon To Benefit Parcels 1 and 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in

Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M 775, Page 1281, Official Records

PARCEL FIVE

An easement for sanitary sewer over all those portions of Parcel 2, designated P.S.S.E. Established Hereon to Benefit Parcel 1", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M 775, Page 1281, Official Records.

ARB No: 224-10-100

                                  EXHIBIT "B"

                                   Site Plan
                                   ---------


     [Diagram showing an area of approximately one hundred seventy one thousand three hundred eighty two (171,382) square feet consisting of three (3) two (2) story buildings located on the Central Expressway in the city of Santa Clara, State of California, together with related driveways, parking areas, and nearby buildings.]

                                  EXHIBIT "C"

                             Improvement Agreement
                             ---------------------

     THIS IMPROVEMENT AGREEMENT by and between SOUTH BAY/SAN TOMAS ASSOCIATES ("Landlord") and AUSPEX SYSTEMS, INC. ("Tenant"), dated January, 1997, is made part of that Lease (the "Lease"), between Landlord and Tenant, dated concurrently herewith. Landlord and Tenant agree that the following terms are part of the lease:

        1.  Definitions:  Except as defined below, capitalized terms in this
            -----------
Improvement Agreement shall have the meanings given those terms in the Lease.

             (a)  Architect shall collectively mean all architects, structural
                  ---------
engineers, mechanical engineers, and other design professionals retained by Landlord and needed to design the Tenant Improvements.

             (b)  Applicable Laws and Restrictions shall mean all laws
                  --------------------------------
(including without limitation the Americans With Disabilities Act), building codes, ordinances, regulations, title covenants, conditions and restrictions.

             (c)  Approved Plans shall mean the Final Tenant Improvement Plans,
                  --------------
as the same may be modified by a Change Order issued in accordance with this Improvement Agreement.

             (d)  Building shall mean each Building Shell and the Tenant
                  --------
Improvements therein.

             (e)  Buildings shall mean all of the Building Shells and all of the
                  ---------
Tenant Improvements.

             (f)  Building Shell shall mean each (concrete or two story tilt-up
                  --------------
R&D building), having the general specifications described on attached Exhibit
                                                                       -------
1, which shall be constructed by Landlord for Tenant generally in the
-
location and configuration shown on Exhibit B to the Lease.

             (g)  Construction Documents shall mean the Final Tenant Improvement
                  ----------------------
Plans, and any and all bid packages, contracts with Contractors and agreement with the Architect.

             (h)  Contractor(s) shall mean South Bay Construction and
                  -------------
Development Company and all other contractors, design-build contractors, subcontractors, and material supplies who provide labor and material for construction of the Tenant Improvements. To the extent required by Applicable Laws and Restrictions, each Contractor shall be duly licensed by the State of California.

             (i)  Construction Schedule shall mean the schedule for the
                  ---------------------
commencement, prosecution and Substantial Completion of the Tenant Improvements, which shall be in substantially the form of attached Exhibit 2, and which shall
                                                     ---------
be approved by the parties pursuant to this Improvement Agreement and, when agreed upon attached hereto in replacement of Exhibit 2 and incorporated
                                              ---------
herein by this reference.

             (j)  Final Tenant Improvement Plans shall mean those plans,
                  ------------------------------
specifications and working drawings for the Tenant Improvements, which shall be prepared, approved and identified in Exhibit 3 when approved in writing by
                                     ---------
Landlord and Tenant, and thereafter incorporated herein by this reference.

             (k)  Force Majeure shall mean any prevention, delay or stoppage due
                  -------------
to strikes, lock-outs, inclement weather, labor disputes, inability to obtain labor, materials, fuels or reasonable substitutes therefor, governmental restrictions, regulations, controls, action or inaction, civil commotion, fire or other acts of God, and other causes beyond the reasonable control of the party obligated to perform (except financial inability) shall excuse the performance, for a period equal to the period of any said prevention, delay or stoppage, or any obligation hereunder except the obligation of Tenant to pay any sums due hereunder.

             (l)  Landlord's Representative shall mean Scott Trobbe, whose
                  -------------------------
telephone number is (408) 379-0400, whose facsimile number is (408) 379-3229, and whose address for delivered notice is South Bay Development Company, Inc., 511 Division Street, Campbell, California 95008, or such other person as Landlord shall designate in writing to Tenant as its authorized representative for the proposes of administering this Improvement Agreement. Landlord's Representative may change its numbers and address by deliver of three (3) business days notice to Tenant's Representative.

             (m)  Planning Schedule shall mean the schedule for the preparation,
                  -----------------
approval and permitting of the Approved Plans for the Tenant Improvements attached hereto as Exhibit 4, and incorporated herein by this reference.
                   ---------

             (n)  Permits shall mean all of the permits, inspections, approvals
                  -------
and consents of governmental authorities.

             (o)  Substantial Completion shall mean that (i) the Tenant
                  ----------------------
Improvements have been completed in accordance with the provisions of this Improvement Agreement and the Final Tenant Improvement Plans therefor (except for minor punchlist items which do not substantially interfere with Tenant's use of the Premises), (ii) all utilities are connected and available for Tenant's use, and (iii) all necessary governmental approvals for occupancy of the Buildings have been obtained (including, if applicable, a certificate of occupancy); provided, however that, to the extent that Substantial Completion of the Buildings is delayed because of a Tenant Delay, the Substantial Completion Date shall be deemed to be the date the Buildings would have otherwise been Substantially Completed, absent the Tenant Delay.

             (p)  Tenant Delay shall mean any delay in the Substantial
                  ------------
Completion of the Tenant Improvements as a consequence of (i) Tenant's failure to promptly review and approve or properly disapprove plans for the Tenant Improvements in accordance with this Improvement Agreement and within the time permitted by the Planning Schedule; (ii) Tenant's request for special materials, finishes, or installations which are not readily available, provided the length of Tenant Delay due to such unavailability shall not exceed the amount of delay approved by Tenant when such materials, components, finish, or improvements were requested by Tenant; (iii) Change Orders requested by Tenant and approved by Landlord, provided that the amount of Tenant Delay as a consequence of any Change Order may not exceed the amount of delay specified in the Change Order;
(iv) Tenant's failure to complete any of its own improvement work identified in the Construction Schedule as being necessary for the Substantial Completion of the Tenant Improvements by the date specified in the Construction Schedule for completion of such work; (v) interference with Landlord's work caused by Tenant or Tenant's contractors or subcontractors.

             (q)  Tenant Improvements shall mean those improvements that
                  -------------------
Landlord is obligated to construct in the Premises pursuant to Final Tenant Improvement Plans.

             (r)  TI Allowance shall mean an amount equal to Four Million Two
                  ------------
Hundred Eighty Four Thousand Five Hundred Fifty Dollars ($4,284,550), which allowance is already reflected in the Monthly Installment amount set forth in Subparagraph 4.B. of the Lease.

             (s)  TI Costs shall mean all sums (i) paid to Contractors for labor
                  --------
and materials furnished in connection with construction of the Tenant Improvements; (ii) all costs, expenses, payments, fees, and charges whatsoever paid or incurred by Landlord to or at the direction of any city, county, or other governmental authority or agency which are required to be paid by Landlord in order to obtain all necessary governmental permits, licenses, inspections and approvals relating to the construction of the Tenant Improvements and the use and occupancy of the Premises, including without limitation all in lieu fees and utility fees; (iii) engineering and architectural fees for services required in connection with the design and construction of the Tenant Improvements; and (iv) premiums, if any, for course of construction insurance and for payment and completion bonds relating only to construction of the Tenant Improvements. In no event shall TI Costs include any of the following, all of which shall be the sole obligation of Landlord: (a) any cost attributable to the Building Shell, including without limitation the cost to design, permit, or construct the Building Shell improvements described on Exhibit 1 to this Exhibit "C", (b)
                                         ---------         -----------
charges and expenses for changes to the Construction Documents which have not been approved in writing by Tenant, except for those changes to the Construction Documents required by governmental authority, (c) wages, labor and overhead for overtime and premium time, unless approved in writing by Tenant; (d) additional costs and expenses incurred by Landlord on account of any Contractors' or Architects' default or construction defects in the Improvements; (e) interest and fees for construction financing; (f) labor and overhead costs for

Landlord's employees and office; and (g) bond premiums.

             (t)  TI Cost Estimate shall mean the total estimated cost of
                  ----------------
constructing the Tenant Improvements prepared and approved by Landlord and Tenant in accordance with this Improvement Agreement, as modified by change orders issued in accordance with this Improvement Agreement.

        2.   Designation of Representative.  Landlord and Tenant hereby
             -----------------------------
respectively appoint Landlord's Representative and Tenant's Representative as its sole representative for the purposes of this Improvement Agreement. Until replaced by written notice, Landlord's Representative and Tenant's Representative shall have the full authority and responsibility to act on behalf of Landlord and Tenant, respectively, as required in this Improvement Agreement.

        3.   Preparation and Approval of Plans.
             ---------------------------------

             (a)  Retention of Architect(s).  Tenant shall retain the
                  -------------------------
Architect(s) to prepare the plans and specifications for the Tenant Improvements, subject to Landlord's reasonable approval.

             (b)  Tenant Improvement Plans.
                  ------------------------

                  (i) To facilitate timely commencement and Substantial Completion of the Tenant Improvements, within the time specified in the Planning Schedule, Tenant shall prepare and submit to Landlord for Landlord's approval the Tenant's design requirements for the Tenant Improvements. At such time as Landlord has approved the Tenant's design requirements and within the time provided in the Planning Schedule, Landlord shall cause the Architect to proceed with the preparation of preliminary plans and specifications, and a preliminary cost estimate for the Tenant Improvements and shall notify Tenant of any revisions that may need to be made to the previously approved construction schedule. Tenant shall review and approve or disapprove of such items and any changes in the Construction Schedule within the time permitted by the Planning Schedule. If Tenant does not approve any preliminary plan or specification, the preliminary cost estimate, or a construction schedule change, Tenant and Landlord shall work with the Architect and negotiate in good faith to reach agreement on all such items within the time permitted by the Planning Schedule.

                  (ii) When the preliminary space plans, elevations, preliminary cost estimate and any Construction Schedule changes have been approved by Tenant, Landlord shall cause the Architect to prepare and deliver to Tenant by the date specified in the Planning Schedule (i) proposed final plans, specifications and working drawings for the Tenant Improvements, (ii) a proposed final TI Cost Estimate, and (iii) a proposed final Construction Schedule for the Improvements substantially in the form of attached Exhibit 2, all of which
                                                   ---------
shall be consistent with, and logical evolutions of the preliminary plans and elevations approved by Tenant pursuant to the foregoing, the terms of this Improvement Agreement and the Construction

Schedule and the changes thereto previously approved by the parties. Tenant shall review and approve the proposed final plans, specifications, and working drawings for the Tenant Improvements, the proposed TI Cost Estimate, or the proposed final Construction Schedule within the time permitted by the Planning Schedule. If Tenant reasonably disapproves of the plans, specifications or working drawings for the Tenant Improvements (which disapproval can only be based upon whether such plans, specification or working drawings are consistent with the preliminary plans), the proposed TI Cost Estimate, and/or the proposed final Construction Schedule, then Landlord and Tenant shall negotiate in good faith, using all reasonable efforts to reach agreement on such items within the time specified in the Planning Schedule; provided, however, that Landlord shall not unreasonably withhold its approval of such change requested by Tenant to the Tenant Improvements which does not materially delay the Scheduled Completion Date for the Tenant Improvements nor materially increase the cost that will be incurred by Landlord in constructing the Tenant Improvements. If Tenant believes that the cost estimate is incorrect, it may require that all or any portion of the work be submitted for competitive bids, in which case the amount for the rebid work included in the TI Cost Estimate shall not exceed the lowest responsible bid(s) from responsible Contractor(s) and Supplier(s) for such work. The plans, specifications, and working drawings for the Tenant Improvements, the final TI Cost Estimate, and the Construction Schedule approved by Tenant and Landlord pursuant to this Section, shall be the "Final Tenant Improvement Plans," "TI Cost Estimate" and "Construction Schedule" for the purposes of this Improvement Agreement.

             (c)  Disapprovals and Failures to Respond. Any disapproval by
                  ------------------------------------
Tenant of a preliminary plan, space plan, elevation final plan, specification, cost estimate, or construction schedule item submitted for its approval shall be communicated only by a writing, which is delivered to Landlord within the time permitted by the Planning Schedule and which specifies the disapproved item(s), the reason(s) for the disapproval, and the changes required to make the item acceptable to Tenant. If Tenant's disapproval of any item requiring its approval under this Construction Agreement is not delivered in accordance with the procedures and time limits specified in this Improvement Agreement, then Tenant shall be deemed to have given its approval to such item.

             (d)  Changes to Plans, Cost Estimate and Construction Schedule.
                  ---------------------------------------------------------
When the Final Tenant Improvement Plans, the TI Cost Estimate and Construction Schedule have been approved by Landlord and Tenant as provided above, the description of said plans and the Construction Schedule shall be initialed by the parties and attached to this Agreement as Exhibits 2 and 3, respectively.
                                              ----------     -
Once the Final Tenant Improvement Plans, the TI Cost Estimate, and the Construction Schedule (including, without limitation, the Scheduled Completion Date specified therein) are approved by Landlord and Tenant as provided above, neither party shall thereafter have the right to order extra work or change orders, nor will the Construction Schedule or the TI Cost Estimate be modified, except by a written "Change Order" approved by Landlord and Tenant, which approval shall not be unreasonably withheld, except as expressly stated to the contrary below. The Change Order shall clearly describe (i) the change, (ii) the party required to perform the change, (iii) any modification of the Approved Plans, (iv) the amount of delay or the time saved resulting therefrom and any revision of the Construction Schedule and Scheduled Completion Date occasioned by the change, (v) any added or reduced TI Cost resulting from the Change, (vi) any other cost, and the manner of payment of such costs which Tenant may be required to pay with respect to a Change requested by Tenant, or Landlord may be required to reimburse to Tenant as a consequence of a change requested by Landlord.

             (e)  Application for Permits.  As soon as the Final Tenant
                  -----------------------
Improvement Plans are approved by Landlord and Tenant, Landlord shall submit said plans to all appropriate governmental agencies and private parties from whom Permits are required for the construction and use of the Tenant Improvements. Landlord shall notify Tenant of any changes required by any governmental agencies, and Tenant shall have seven (7) days thereafter to indicate its approval thereof. All such changes required by governmental agencies shall be deemed acceptable to Tenant unless Tenant's use of the Premises is materially impaired thereby. The final plans, specifications and working drawings as approved, and all change orders specifically permitted pursuant to Subparagraph (c) below, shall be referred to herein as the "Approved Plans."

        4.  Construction.
            ------------

             (a)  General Contractor.  South Bay Development and Construction
                  ------------------
Company shall serve as the general Contractor. Contractor's fee as general Contractor for the Tenant Improvements shall be calculated as follows and shall be included in the TI Cost Estimate: five percent (5%) of the TI Costs not including such Contractor's fee.

             (b)  Subcontracts and Materials.  Prior to issuance of any
                  --------------------------
subcontract relating to Tenant Improvements, Landlord shall submit for Tenant's approval (which approval shall not be unreasonably withheld) a list of the Contractors and Suppliers for the Tenant Improvement work. At Tenant's request, all labor and materials for the Tenant Improvements shall be competitively bid by at least two (2) Contractors or Suppliers. Landlord may also bid on such work. If Tenant so desires, Tenant may also select a Contractor or Supplier, reasonably acceptable to Landlord, to bid the work. All bids shall be opened simultaneously. Landlord shall have the right to select the Contractor or Supplier to perform the work. Notwithstanding Tenant's right to approve the Contractors and Suppliers, the Contractors and Suppliers are a contractor only for Landlord, and Tenant shall have no liability to any Contractor or Supplier under any Construction Document or otherwise with respect to the Tenant Improvements; provided, Tenant shall be required to reimburse Landlord for its portion of the TI Costs pursuant to this Improvement Agreement.

             (c)  Commencement and Completion of Improvements.  As soon as (i)
                  -------------------------------------------
the Approved Plans have been developed as provided above, and (ii) all necessary Permits for commencement of construction of the Tenant Improvements have been obtained, Landlord shall cause its Contractor(s) to commence and to thereafter diligently prosecute to completion the construction of the Tenant Improvements in accordance with the Approved Plans by the

Scheduled Completion Dates therefor contained in the Construction Schedule; provided, however, Landlord shall not be liable for delay in the Substantial Completion Date for any Building to the extent reasonably attributable to a Force Majeure Delay, except as specifically provided in this Lease.

             (d)  Standard of Construction.  Landlord shall cause all work to be
                  ------------------------
constructed in a good and workmanlike manner, free from material design and workmanship defects in accordance with the Approved Plans, the other Construction Documents, the Permits, and Applicable Law and Restrictions. Notwithstanding anything to the contrary in the Lease or this Improvement Agreement, Tenant's acceptance of the Landlord's Work shall not waive the foregoing warranty and Landlord shall promptly remedy all violations of the warranty at its sole cost and expense which occur during the first twelve (12) months of the Lease Term. Such warranty shall expire and be of no further force or effect on the date which is twelve (12) months after the Commencement Date. Tenant shall promptly notify Landlord in writing during the warranty period of any defect in construction or in the operation of equipment discovered during such period, and promptly thereafter Landlord shall commence the cure of such defect and complete such cure with diligence at Landlord's sole cost. After said twelve (12) month period, Tenant shall conclusively be deemed to have approved the construction of the Tenant Improvements and accepted them "as is", subject only to defects claimed as provided above. With respect to defects discovered after the expiration of said one (1) year period, the parties hereto acknowledge that it is their intention that Tenant have the benefit of any construction or equipment warranties existing in favor of Landlord that would assist Tenant in correcting such construction defects and in discharging its obligations regarding the repair and maintenance of the Premises. Upon request by Tenant following the expiration of such twelve (12) month period, Landlord shall inform Tenant of all written construction and equipment warranties existing in favor of Landlord which affect the Tenant Improvements. Landlord shall assign such warranties to Tenant upon request in order that Tenant may enforce the same.

             (e)  Tenant Fixturing.  Landlord shall use all reasonable efforts
                  ----------------
to complete construction of Tenant Improvements of each Building to a point permitting Tenant's entry for installation of its fixtures and equipment on or before the date specified in the Construction Schedule. When the construction of each Building has proceeded to the point where Tenant's installation of its fixtures and equipment in the Building can be commenced in accordance with good construction practice, the Landlord shall notify Tenant to that effect and shall permit Tenant and its authorized representatives and contractors to have access to the Building for a period of not less than thirty (30) days for the purpose of installing Tenant's trade fixtures, equipment and other Tenant's Property in the Building. Landlord and Tenant shall cooperate in good faith to schedule and coordinate Tenant's fixturing with the Landlord's construction in a manner which will assure Substantial Completion of the Improvements by the Scheduled Completion Dates, will reduce each party's cost, and ensure labor harmony. While performing fixturing, Tenant shall comply, and shall cause its employees, contractors and suppliers to comply, with the reasonable work rules observed by Landlord's Contractors and Suppliers.

             (f)  Inspection & Punchlist.  Tenant's Representative and Tenant's
                  ----------------------
architect, designers and consultants shall have the right to enter on the Premises at all reasonable times and upon notice to Landlord's Representative for the purpose of inspecting the progress of the work. Tenant's Representative, Landlord's Representative and the Architect(s), and such advisers as they shall desire, shall inspect each Building upon its Substantial Completion using their best efforts to discover all uncompleted or defective construction. After such inspection has been completed, a list of "punchlist" items shall be prepared by Landlord which the parties agree are to be corrected by Landlord. Landlord shall use its best efforts to complete and/or repair such "punchlist" items within thirty (30) days. Tenant's taking possession of the Premises shall be deemed to be an acceptance by Tenant of the Premises as complete and in accordance with the terms of this Lease, subject to completion of the punchlist items within said period.

        5.  Payment of Construction Costs.  Landlord and Tenant shall each bear
            -----------------------------
their own cost for performance of their respective obligations under this Improvement Agreement, except that Tenant shall reimburse Landlord for the amount, if any, by which the TI Cost exceeds the TI Allowance in the following manner: Landlord shall submit receipted bills and/or lien releases evidencing Landlord's payment of TI Costs in such amounts and at such times as bills are submitted to Landlord for the TI Costs by Contractors and Suppliers for Tenant Improvement work in place prior to the date of the bill (a "TI Progress Cost"). On or before the twenty-fifth (25th) day following receipt of the request, Tenant shall pay to Landlord a sum equal to (i) the TI Progress Cost times a fraction, the numerator of which shall be equal to the TI Cost Estimate minus the TI Allowance and the denominator of which shall be equal to the TI Cost Estimate, minus (ii) the sums previously reimbursed by Tenant to Landlord; provided, however that in no event shall Tenant be required to reimburse Landlord (1) for more than 90% of the difference between the TI Cost Estimate and the TI Allowance prior to the Substantial Completion Date, (2) so long as Landlord has failed to use the reimbursements previously paid by Tenant to discharge the obligation of the Landlord to the Contractors and Suppliers, or
(3) so long as Landlord is in default of its obligations under this Improvement Agreement in any material respect.

        6.  Delay In Completion Caused By Tenant.  The parties hereto
            ------------------------------------
acknowledge that the date on which Tenant's obligation to pay the Monthly Installment would otherwise commence could be delayed because of Tenant Delays. It is the intent of the parties hereto that Tenant's obligation to pay the Monthly Installments of rent not be delayed by any of such causes or by any other act of Tenant, and in the event it is so delayed, then Tenant's obligation to pay the Monthly Installments shall commence as of the date it would otherwise have commenced absent said Tenant Delay. Tenant Delays in excess of thirty (30) days for any of the above-mentioned reasons may affect Landlord's financing of construction of the Premises, and Tenant agrees to pay any reasonable additional financing costs, including loan fees, incurred by Landlord as a result thereof.

        7.  Notices.  The notices to be delivered to the parties pursuant to
            -------
this Improvement Agreement shall be given by personal delivery or by facsimile (with receipt confirmed) to the

Tenant's Representative and the Landlord's Representative at the following address and facsimile number.

     Tenant's Representative: [FOLLOWING EXECUTION OF THIS LEASE, TENANT SHALL PROMPTLY PROVIDE LANDLORD WITH THE NAME, ADDRESS AND FACSIMILE NUMBER FOR TENANT'S REPRESENTATIVE.]


     Address:    Auspex Systems, Inc.
                 5200 Great America Pkwy.
                 Santa Clara, CA 95054
                 Attn:  Elizabeth Piceno

     Facsimile:  (408) 986-2525

     Landlord's Representative:

     Address:    South Bay Development Company, Inc.
                 511 Division Street
                 Campbell, California 95008
                 Attn:  Mr. Scott Trobbe

     Facsimile:  (408) 379-3229

     8.  Miscellaneous.  Except as otherwise expressly provided in this
         -------------
Improvement Agreement, whenever either party's consent, approval, designation, or advice is required by the other party, such consent, approval, designation, or advice shall not be unreasonably withheld or delayed. This Improvement Agreement and the Lease contain the entire agreement between the parties with respect to the construction of the Tenant Improvements and, in the event of any conflict between the terms of this Improvement Agreement and the Lease, this Improvement Agreement shall prevail. This Improvement Agreement may be amended and the provisions hereof may be waived only by a writing signed by Landlord and Tenant and the provisions hereof shall be binding upon the successors and assigns of the parties to the Lease. If any legal action, arbitration or other proceeding is commenced to interpret or enforce this Improvement Agreement, the prevailing party in such action, arbitration or proceeding shall be entitled to recover its reasonable attorneys' fees and costs.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the dates set forth below.


LANDLORD                                   TENANT

South Bay/San Tomas Associates,            Auspex Systems, Inc.,
a California general partnership           a Delaware corporation

By:  CIIF Associates II Limited            By:
     partnership, a Delaware limited           ----------------------------
     partnership, its general partner      Its:  VP & CFO

     By:  AEW Advisors, Inc.,
          a Massachusetts corporation,
          its managing general partner

          By:   /s/ Christopher Kazantis
          Its:  Vice President

                             EXHIBIT 1 TO EXHIBIT C

                         DEFINITION OF BUILDING SHELLS

     The components and systems below shall be included in the design of the new buildings. All code requirements should be considered minimum beginning requirements and not the highest level of design. Landlord's cost shall include all "hard and soft" costs related to the construction of the site and shell, including architectural and engineering services, permits, utility fees for connections and meters, etc.

1.  BUILDINGS STRUCTURE

    (a) All foundations to include footings, piers, caissons, pilings, grade beams, foundation walls or other building foundation components required to support the entire building structure.

    (b)  Columns shall be steel box or pipe columns.

    (c) All columns, beams, joists, purlins, headers, or other framing members to support the roof and roofing membrane.

    (d) Five inch (5") thick concrete slab on grade with welded wire mesh and any other reinforcing or structural connections that may be necessary or required.

    (e) Exterior walls that enclose the perimeter of the building with steel reinforcing and structural connections that may be necessary or required.

    (f) All exterior glass and glazing with anodized aluminum frames. Glass to be tinted as appropriate to the aesthetic design of the building. All exterior doors, door closer and locking devices necessary for proper functioning.

    (g)  Wood panel roof system to support roofing membrane.

    (h) Three (3) ply built up roofing with cap sheet and all flashings by Owens-Corning, John Manville, or equal.

    (i) Exterior painting of all concrete with Tex-Coat or Kel-Tex textural paint. All caulking of exterior concrete joints in preparation for painting.

    (j) The multi-story buildings are to be designed for a minimum of one elevator per building, the elevator shafts to be a part of Landlord's shell costs.

    (k) The foundation and structural framing should be designed to support a minimum live load of 100 psf in all areas.

    (l) The floor-to-floor height of the buildings shall allow a minimum of 10'-0" interior drop ceiling height.

2.  PLUMBING

    (a) Underground sanitary sewer laterals connected to the city sewer main in the street and piped into each building and under the concrete slab on grade for the length of the buildings. Main waste lines under the slabs will be in as close proximity as possible to the building rest room locations.

    (b) Domestic water mains connected to the city water main in the street and stubbed to the buildings. Water mains to each building shall not be less than 2.5" in size.

    (c) Roof drain leaders piped and connected to the site storm drainage systems.

    (d) Gas lines connected to the city public utility mains and gas meters adjacent to, and in close proximity to each building. Meters supplied by utility company.

3.  ELECTRICAL

    (a) All primary electrical service to each building that is complete including underground conduit and wire feeders from transformer pads into the building's main switchgear electrical room. The electrical characteristics of the secondary side of transformers shall be 277/480 Volt. 3 Phase and the rated capacity of the transformers shall be 2,000 amps for each building. All electrical panels and breakers will have isolated grounds and surge protectors.

    (b) Underground pull section, meter, and panel(s), for site lighting and landscaping.

    (c) Underground conduit from the street to the building for telephone trunk line service by Pacific Telephone. Conduit to each building shall not be less than 4".

    (d) An electrically operated landscape irrigation controller that is a complete and functioning system.

    (e) Underground conduit from the building to the main fire protection system, shut off valve (PIV) for installation of security alarm wiring.

    (f) All parking lot and landscaping lighting to include fixtures, underground conduit, wire, distribution panel and controller. All exterior lighting shall be a complete and functioning system.

4.  FIRE PROTECTION (SPRINKLERS)

    (a) A complete and fully functional overhead system distributed throughout the building. The systems shall be classified ordinary hazard group II and be distributed throughout the building.

    (b) System shall include all sprinkler heads that may be required by building codes above the ceiling, when ceilings are installed.

    (c) Site sprinkler main to be sized adequately to support Tenant's uses within each building.

5.  SITEWORK

    (a) All work outside the building perimeter walls shall be considered site work for the building shell and shall include grading, asphalt concrete, paving, landscaping (hard and soft), landscape irrigation, storm drainage, utility service laterals, including conduit for voice and data connecting the buildings, curbs, gutters, sidewalks, specialty paving (if required), retaining walls, fencing and gates, trash enclosures, planters, sign monuments, parking lot and landscape lighting and other exterior lighting per code.

    (b) Paving sections for automobile and truck access shall be according to the Geological Soils Report.

    (c) All parking lot striping to include handicap signage and spaces (parking ratio: no less than 1 space per 295 gross square feet).

    (d) Underground site storm drainage system shall be connected to the city storm system main.

                             EXHIBIT 2 TO EXHIBIT C

                             CONSTRUCTION SCHEDULE


                               [TO BE DETERMINED]

                             EXHIBIT 3 TO EXHIBIT C

                         FINAL TENANT IMPROVEMENT PLANS


                               [TO BE DETERMINED]

                             EXHIBIT 4 TO EXHIBIT C

                               PLANNING SCHEDULE

                               [TO BE DETERMINED]


Required Action                                                        Last Date for Completion
---------------------------------------------------------------------------------------------------------------
                                 Tenant Improvements Plans and Specifications
---------------------------------------------------------------------------------------------------------------
     1.  Tenant delivers its design requirements to      _________________, 199__
      __________.
---------------------------------------------------------------------------------------------------------------
     2.  Landlord causes the Architect to deliver        ______ Days after Task 1 is satisfied
      preliminary plans, and a preliminary cost
      estimate for the Tenant Improvements and a list
      of any expected construction schedule changes
      to Tenant for its review.
---------------------------------------------------------------------------------------------------------------
     3.  Tenant approves or disapproves the items        ______ Days after Task 2 is completed
      delivered pursuant to Task 8.
---------------------------------------------------------------------------------------------------------------
     4.  Landlord and Tenant agree upon preliminary      _________________, 199__
      plans, a cost estimate and any construction
      schedule changes for Tenant Improvements.
---------------------------------------------------------------------------------------------------------------
     5.  Landlord delivers proposed plans,               ______ Days after Task 4 is completed
      specifications and working drawings, a proposed
      final TI Cost Estimate for the Tenant
      Improvements, and a final Construction Schedule
      to Tenant for its review.
---------------------------------------------------------------------------------------------------------------
     6.  Tenant approves or disapproves the items        ______ Days after Task 5 is completed
      delivered pursuant to Task 1.
---------------------------------------------------------------------------------------------------------------
     7.  Landlord and Tenant agree upon Final Tenant     __________________, 199__
      Improvement Plans, a final TI Cost Estimate,
      and a final Construction Schedule.
---------------------------------------------------------------------------------------------------------------
                                         Permitting & Governmental Approvals
---------------------------------------------------------------------------------------------------------------
     8.  Landlord submits the Final Tenant               ______ days after Task 7 is completed
      Improvement Plans to all applicable
      governmental authorities for Permits.
---------------------------------------------------------------------------------------------------------------
     9.  All governmental permits and approvals          ___________________, 199__
      necessary for the construction of the
      Improvements for the Permitted Uses are
      obtained.
---------------------------------------------------------------------------------------------------------------

                                  EXHIBIT "D"

                          Commencement Date Memorandum
                          ----------------------------

     With respect to that certain Lease Agreement ("Lease"), dated January ____, 1997, by and between South Bay/San Tomas Associates, a California general partnership ("LANDLORD"), and Auspex Systems, Inc., a Delaware corporation
              --------
("TENANT"), whereby Landlord leased to Tenant and Tenant leased from Landlord
--------
the Premises (as defined in the Lease). All terms not defined herein shall have the same meaning as set forth for such terms in the Lease. Tenant hereby acknowledges and certifies to Landlord as follows:


     (1) The Lease commenced on ___________________, 19___ ("Commencement
Date");

     (2) The Initial Term of the Lease shall expire on ____________________,

______ (the "Expiration Date");

     (3) The initial Monthly Installment of Rent for the Premises is

_______________________________ Dollars ($_________________); and

     (4) Tenant has accepted [and is currently in possession of] the Premises.


     IN WITNESS WHEREOF, this Commencement Date Memorandum is executed this ______ day of __________________, 199____.

                              "Tenant"
                              Auspex Systems, Inc., a

                              Delaware corporation

                              By: __________________________

                              Its: _________________________

                                  EXHIBIT "E"

                          List of Hazardous Materials
                          ---------------------------
                        Tenant Will Use on The Premises
                        -------------------------------

Janitorial Supplies (including handsoaps, detergents, furniture polish, glass and bowl cleaners, disinfectant cleaners, etc.)


Copier Supplies (including:  toners, developers, etc.)


Painting Supplies (wall and trim paints)

                                  EXHIBIT "F"

                 Description of Existing Environmental Reports
                 ---------------------------------------------

                     Environmental Reports & Correspondence
                             The Former Unisys Site

1.  Environmental Baseline Report - Revised October 1989

     A.  Including the following tables, figures and appendices (359 pages)

                                     Tables
                                     ------

          1.  Tanks and Chemical Storage

          2.  Previous Tank Storage Summary

          3.  Groundwater Monitoring Data 10/88

                                    Figures
                                    -------

          1.  Map

          2.  Site Map

          3.  Tank Locations

          4.  Previous Tank Storage Sites

          5.  Monitoring Well Locations

                                   Appendices
                                   ----------

               PCB Information

               Asbestos Information

               Tank Pull 1/84

               Well Destruction Investigation

               Hydrogeological Investigation 10/87
               Unisys for SFRWQCB; Environmental Baseline Investigation

               (Appx 60 pages)

               Hydrogeological Investigation 11/88

               Soil Gas Survey 5/89

               Semi-Annual Sampling 5/89

               Clarifier Removal 10/89

2.   Tank Removal - Completed 2/6/90 - Santa Clara Fire Department Permit

3.   Internal Memo 3/2/90 Regional Water Quality Control Board/2 pages

4.   Letter: 3/5/90 to Unisys from Pacific Environmental Group, Inc./4 pages

5.   Table 1: Summary of Current Groundwater Laboratory Results/4 pages.

6.   Letter: 6/11/90 to E2C, Inc. from Chips Environmental Consultants/16 pages

7. Letter: 6/28/90 to South Bay Construction and Development Company from E2C, Inc./3 pages

8. Report: 6/29/90 Level II Environmental Site Assessment prepared by E2C, Inc., previously forwarded to ASK 3/17/92

9. Television inspection location sheet dated 7/16/90-VCR tape available/2 pages

10.  Letter: 7/19/90 to City of Santa Clara from E2C, Inc./1 page

11. Progress report sanitary sewer line video and groundwater analysis dated 8/7/90 prepared by E2C, Inc./44 pages

12. Letter: 8/31/90 to South Bay Construction and Development Company from E2C, Inc./3 pages

13. Television inspection location sheet dated 8/31/90-VCR tape available/2 pages

14. Letter: 10/19/90 to Prevention Bureau, Santa Clara Fire Department from Pacific Environmental Group, Inc./22 pages

15. Letter; 10/23/90 to South Bay Construction and Development Company from Unisys/9 pages

16. Letter: 11/1/90 to South Bay Construction and Development Company from Unisys/9 pages

17. Letter: 11/1/90 to Prevention Bureau, Santa Clara Fire Department from Pacific Environmental Group, Inc./8 pages

18. Letter: 11/21/90 to South Bay Construction and Development Company from E2C, Inc./6 pages

19.  Letter: 1/3/91 to South Bay/San Thomas Associates from Unisys/2 pages

20.  Memo: 1/29 91 to Unisys Corporation from Pacific Environmental group,
Inc./41
pages

21.  Fax: 2/11/91 to Unisys from E2C, Inc./7 pages

22.  Final submittals-Unisys Corporation-Asbestos/25 pages

23. Letter: 3/15/91 to Pacific Environmental Group from Clayton Environmental Consultants/26 pages

24. Letter: 3/19/91 to E2C, Inc., from Pacific Environmental Group, Inc./16 pages

25.  Letter: 3/21/91 to South Bay/San Tomas Associates from Unisys/16 pages

26.  Letter: 3/21/91 to Unisys from Pacific Environmental Group, Inc./12 pages

27.  Letter: 3/22/91 to South Bay Development Company from Unisys/2 pages

28.  Fax: 4/4/91 to Pacific Environmental Group/1 page

29.  Fax: 4/4/91 to Pacific Environmental Group/1 page

30. Fax: 4/8/91 from Pacific Environmental Group-Organic Analysis Data Sheets/8 pages

31. Fax: 4/10/91 from Pacific Environmental Group-Permits Santa Clara Fire Department/5 pages

32. Letter: 4/12/91 to San Francisco Regional Water Quality Control Board from Unisys/81 pages

33.  Letter: 4/23/91 to South Bay Development Company from Unisys/1 page

34.  Letter: 5/21/91 to South Bay Development Company from Unisys/7 pages

35.  Uniform Hazardous Waste Manifests 5/22/91/44 pages

36. Letter: 6/5/91 to Unisys from California Regional Water Quality Control Board/2 pages

37. Report of Abatement Observation and Air Monitoring June 6, 1991 prepared by Law Associates/66 pages

38.  Letter. 6/20/91 to Unisys from Pacific Environmental Group, Inc./18 pages

39.  Soil & Groundwater Assessment dated July 11, 1991, prepared by E2C, Inc.

40.  Fax: 8/28/91 to SBC&D Co., from E2C, Inc./7 pages

41. Letter: 1/14/92 to California Regional Water Quality Control Board from Unisys/8 pages

42.  Letter: 1/14/92 to Unisys from Pacific Environmental Group, Inc./4 pages

43. Report: 1/20/92 Second and Third Quarter Split Sampling prepared by E2C, Inc./121 pages

44. Letter: 2/3/92 from Unisys from California Regional Water Quality Control Board/2 pages

45. Letter: 3/24/92 to South Bay Construction and Development from E2C, Inc./8 pages

46. Letter: 3/25/92 to Regional Water Quality Control Board from Unisys/12 pages

47.  Report: 4/2/92 Installation of B-Zone Well prepared by E2C, Inc./53 pages

48. Report: 8/25/92 Phase I Environmental Assessments Building 14 prepared for the ASK Companies by Environ Corporation

49. Letter: 11/10/92 to South Bay Development Company from Unisys/9 pages; Justification for Removal

50. Letter: 12/11/92 to South Bay Construction and Development company from E2C, Inc./3 pages

51. Letter 12/11/92 to South Bay Construction and Development Company from E2C, Inc./4 pages

52. Letter: 12/11/92 to Regional Water Quality Control Board from Unisys/8 pages; Table-Unisys Monitoring Well Removal Notification

53. Letter: 12/14/92 to Regional Water Quality Control Board from E2C, Inc./4 pages

54. Letter: 12/21/92 to E2C, Inc. from California Regional Water Quality Control Board/1 page

55. Letter: 12/28/92 to The ASK Companies from South Bay Construction and Development Company/1 page

56.  Letter: 1/22/93 to Regional Water Quality Control Board from Unisys/1 page

57. Fax: 3/29/93 to South Bay Construction and Development Company from E2C, Inc./2 pages

58.  Letter: 4/1/93 to South Bay/San Tomas from E2C, Inc./1 page

59. Letter: 4/8/93 to South Bay Construction and Development Company from E2C, Inc./8 pages; Well Destruction Report

60. Letter: 6/15/93 to Regional Water Quality Control Board from Unisys/15 pages; Well Abandonment Report

61. Site Investigation Summary by Unisys Corporate Environmental Affairs dated March 6, 1995 containing Report, Figures, Tables and Appendices A through D

62. Letter: 6/22/95 to Regional Water Quality Control Board from Unisys/21 pages

63.  Letter: 9/11/95 to Regional Water Quality Control Board from Unisys/8 pages

64. Letter: 12/19/95 to South Bay Construction and Development Company from Unisys/14 pages

65. Letter: 1/26/96 to California Regional Water Quality Control Board from Unisys/21 pages

66.  Fax: 4/10/96 to Larry Patterson from Asbestos Control Center/13 pages

67. Report: 7/19/96 System Installation and Additional Investigation prepared by Unisys Corporate Environmental Affairs

                                  EXHIBIT "G"

                            Preliminary Title Report
                            ------------------------



Santa Clara Land Title Company            ESCROW BRANCH:
                                          -------------
PRELIMINARY REPORT                        701 MILLER STREET
ORDER NO. 00121233                        SAN JOSE, CA  95110
                                          (408) 288-7800 FAX (408) 275-0824
                                          ESCROW OFFICER:  LIZ  ZANKICH
                                          -----------------------------


                                          TITLE & ADMINISTRATIVE SERVICES:
                                          701 MILLER STREET, SAN JOSE, CA  95110
                                          (408) 288-7800   FAX (408) 993-1070
                                          TITLE OFFICER:  LIZ ZANKICH/MAL

                                          REF. NO:
SOUTH BAY DEVELOPMENT
511 DIVISION STREET                       PROPERTY ADDRESS:
CAMPBELL, CALIF. 95008
ATTN:  SCOTT TROBBE


In response to the above referenced application for a policy of title insurance, this Company reports that it is prepared to issue, or cause to be issued, as of the date hereof, a Policy or Policies of Title Insurance describing the land and the estate or interest therein hereinafter set forth, insuring against loss which may be sustained by reason of any defect, lien or lien or encumbrance not shown or referred to as an Exception herein or not excluded from coverage pursuant to the printed Schedules, Conditions and Stipulations of said Policy forms. The printed Exceptions and Exclusions from the coverage of said Policy or Policies are set forth in Exhibit A attached.

Please read the exceptions shown or referred to below and the Exceptions and Exclusions set forth in Exhibit A of this report carefully. The exceptions and exclusions are meant to provide you with notice of matters which are not covered under the terms of the title insurance policy and should be carefully considered.

It is important to note that this preliminary report is not a written representation as to the condition of title and may not list all liens, defects, and encumbrances affecting title to the land. This report (and any supplements hereto) is issued solely for the purpose of facilitating the issuance of a policy of title insurance and no liability is assumed hereby. If it is desired that liability be assumed prior to the issuance of a policy of title insurance, a Binder or Commitment should be requested.

The form of policy of title insurance contemplated by this report is:


Dated as of October 2nd, 1996 at 7:30 a.m.

The estate or interest in the land hereinafter described or referred to covered by this Report is:

A FEE as to Parcel Number(s) One

EASEMENT as to Parcel Number(s) Two, Three, Four and Five

Title to said estate or interest at the date hereof is vested in:

South Bay/San Tomas Associates, a California general partnership

At the date hereof exceptions to coverage in addition to the printed Exceptions and Exclusions in said policy wold be those as shown on the following page.

1.   TAXES for the fiscal year 1996-97, a lien, shown as follows:
     1st Installment...................        $31,135.14  Open
     2nd Installment...................        $31,135.14  Open
     Assessor's Parcel No. 224-45-022..  Code Area 07-059
     Land  $5,837,028.00...............  IMP NONE          PP NONE  Exempt NONE


2. The lien of supplemental taxes, if any, assessed pursuant to the provisions of Chapter 3.5, (commencing with Section 75) to the Revenue and Taxation Code of the State of California.

3. The fact that the ownership of said land does not include any right of ingress or egress to or from the highway contiguous thereto, said right having been relinquished by deed,
     From:        Memorex Corporation
     To:          City of Santa Clara, California a municipal corporation
     Recorded:    January 20, 1970 in Book 8804, Page 535, Official Records
     Except:      described as follows:

     Beginning at point "D" as therein described and running thence from a tangent bearing S. 73 19' 17" W. on a curve to the right with a radius of
     112.81 feet through an angle of 30 50' 40" for a distance of 60.73 feet to a point.

     (Affects a portion of the premises' Central Expressway frontage)

4. An Agreement, affecting said land, for the purposes stated herein and subject to the terms, covenants, conditions, restrictions, and easements, if any, contained therein
     For:         Agreement Regarding Separation of Certain Utilities
     Dated:       September 11, 1990
     Executed by: City of Santa Clara, a California municipal corporation and
                  Unisys Corporation, a Delaware corporation
     Recorded:    September 19, 1990 in Book L 483, Page 0989, Official Records.

5.   Covenants, conditions and restrictions in the deed,
     Recorded:    October 15, 1990 in Book L 508, Page 283, Official Records

     Restrictions, if any, based upon race, color, religion, sex, handicap, familial status, or national origin are deleted.

     Said covenants, conditions and restrictions do not provide for reversion of title in the event of a breach thereof.

     Which provides that a violation thereof shall not defeat or render invalid the lien of any mortgage or deed of trust made in good faith and for value.

     Reference to the records is hereby made for further particulars.

6. An easement affecting the portion of said land and for the purpose stated herein and incidental purposes,
     In Favor Of:  Unisys Corporation, a Delaware corporation
     For:          ingress and egress
     Recorded:     October 15, 1990 in Book L 508, Page 0283, Official Records
     Affects:      Over Parcel 2, for the benefit of Parcel 1, as shown on the
                   Parcel Map filed for record on September 19, 1990 in Book
                   618 of Maps, Pages 36, 37 and 38.

7. Matters in an instrument which among other things, provided for the reciprocal exchange of rights and easements, limitations, covenants, conditions and restrictions,
     Executed by:    Southbay/San Tomas Associates, a California general
                     partnership and Unisys Corporation, a Delaware corporation
     Recorded:       October 15, 1990 in Book L 508, Page 301, Official Records.
     Among other things said instrument, in part, provides for an easement or easements affecting the portion of said land and for the purpose stated herein and incidental purposes,
     In favor of:    Unisys Corporation, a Delaware corporation
     (A)  For:       ingress and egress
          Affects:   That portion designated Ingress and Egress Easement over
                     Parcel 2 of the benefit of Parcel 1, as shown upon the
                     Parcel Map filed for record September 19, 1990 in Book 618 of Maps, pages 36 thru 38.

     (B)  For:       Surface water drainage rights
          Affects:   All of Parcel 2, as shown upon Parcel map filed for record
                     September 19, 1990 in Book 618 Maps, pages 36 thru 38,
                     Santa Clara County Records

     (Affects Parcel One)

8. An easement affecting the portion of said land and for the purpose stated herein and incidental purposes, shown or dedicated by the map herein referred to:


     (A)   For:      Private Ingress and Egress Easement
           Affects:  as shown upon said Map


     (B)   For:      Private landscape Easement
           Affects:  as shown upon said Map

     (C)   For:      Light and Air (designated as Building setback line)
           Affects:  as shown upon said Map

     (D)   For:      Emergency Vehicle Ingress and Egress Easement
           Affects:  as shown upon said Map


9. Matters in an instrument which among other things, provides for the reciprocal exchange of rights and easements, limitations, covenants, conditions and restrictions,
     Executed by:    South Bay/San Tomas Associates, a California general
                     partnership
     For:            Development of the Plan
     Recorded:       May 13, 1993 in Book M 775, Page 1281, Official Records

10. Rights of parties in possession of said land by reason of unrecorded leases, or rental agreements, if any.

11.  Any facts, rights, interests or claims which a correct survey would show.

12. The requirement that this company be provided with evidence that CIIF Associates II, Limited Partnership, a Delaware Limited Partnership remains in existence and is in compliance with the Revised Limited Partnership Act of the State of California. Whether said partnership has or has not elected to be governed by said act, a Certificate of Limited Partnership must be filed in the Office of the Secretary of State as required by said act and this company requires that a certified copy thereof be recorded in the Office of the Recorder of the County of Santa Clara.



NOTES:

a.   Date last insured:  10/15/1990

b. This report does not reflect requests for notice of default, requests for notice of delinquency, subsequent transfers of easements, and similar matters not germane to the issuance of the policy of title insurance anticipated hereunder.

c. If this company is requested to disburse funds in connection with this transaction, Chapter 598 of 1989 Mandates of the California Insurance Code requires hold periods for checks deposited to escrow or sub-escrow accounts. Such periods vary depending upon the type of check and anticipated methods of deposit should be discussed with the escrow officer.

d. No endorsement issued in connection with the policy and relating to covenants, conditions or restrictions provides coverage for environmental protection.

e.  Title of the vestee herein was acquired by Deed--
    Grantor:          Unisys Corporation, a Delaware corporation
    Grantee:          South Bay/San Tomas Associates, a California general
                      partnership
    Recorded:         October 15, 1990 in Book L 508, Page 0283, Official
                      Records

f. The Records of Santa Clara County Recorder's Office disclose that a Statement of General Partnership has been recorded as follows--
    Name:             South Bay/San Tomas Association
    Recorded:         June 7, 1996 in Book P 365, Page 2094, Official Records
    General Partners: CIIF Associates II Limited Partnership, a Delaware
                      limited partnership and CIIF II Holding Corp., a Massachusetts corporation

                                   SCHEDULE C

                               LEGAL DESCRIPTION


All that certain real property situated in the City of Santa Clara, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

Parcel 1, as shown on that certain Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49.

RESERVING THEREFROM an easement for ingress and egress and for Emergency Vehicle Ingress and Egress for the benefit of Parcel 2, as shown and designated P.I.E.E. and E.V.I.E.E. established herein to benefit Parcel 2 on the map hereinabove referred to.

Reserving therefrom an easement for Landscape purposes for the benefit of Parcel 2, as shown and designated as P.L.E. established herein to benefit Parcel 2 on the map herein above referred to.

PARCEL TWO:

An easement for ingress and egress over Parcel 1, of Parcel Map filed for record on September 19, 1990 in Book 618 of Maps, Pages 36, 37 and 38, shown as Ingress-Egress over Parcel 1 for the benefit of Parcel 2, as reserved in the Deed recorded October 15, 1990 in Book L 508, Page 283, Official Records.

PARCEL THREE:

An easement for storm drain over all those portions of Parcel 2, designated "10' S.D.E. Established Hereon To Benefit Parcel 1", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M 775, Page 1281, Official Records.

PARCEL FOUR:

An easement for sanitary sewer over that portion of Parcel 4, designated "15' x 438.12' P.S.S.E. Established Hereon To Benefit Parcels 1 and 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants,

Conditions, Restrictions and Easements recorded May 13, 1993 in Book M 775, Page 1281, Official Records.

PARCEL FIVE:

An easement for sanitary sewer over all those portions of Parcel 2, designated P.S.S.E. Established Hereon To Benefit Parcel 1", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M 775, Page 1281, Official Records.

ARB No: 224-10-100

                                   PARCEL MAP
                                   ----------

                           Consisting of Four Sheets

                 Being all of Parcel 2, Book 618, Pages 36  38
                  Santa Clara County Records and a Portion of
                      The Northwest Quarter of Section 34
                         Township 6 South, Range 1 West
                          Mount Doable Base & Meridian
                       (and Graphical Depiction of Same)

                                  EXHIBIT "A"

                   LIST OF PRINTED EXCEPTIONS AND EXCLUSIONS

--------------------------------------------------------------------------------
NOTE: This Exhibit reflects the matters which are excluded and excepted from coverage in the 1990 CLTA Standard Coverage Policy and the 1992 ALTA Extended Coverage Loan Policy with ALTA endorsement Form 1 Coverage. If the issuance of any other type of policy is anticipated, the escrow officer should be contacted to determine the applicable exclusions and exceptions.
--------------------------------------------------------------------------------

       1992 AMERICAN LAND TITLE ASSOCIATION EXTENDED COVERAGE LOAN POLICY
                     WITH ALTA ENDORSEMENT  FORM 1 COVERAGE

                            EXCLUSIONS FROM COVERAGE

1.  (a)   Any law, ordinance or governmental regulation (including but not limited to building and zoning laws, ordinances, or regulations) restricting, regulating, prohibiting or relating to (i) the occupancy, use, or enjoyment of the land; (ii) the character, dimensions or locations of any improvement now or hereafter erected on the land;
          (iii) a separation in ownership or a change in the dimensions or area of the land or any parcel of which the land is or was a part; or (iv) environmental protection, or the effect of any violation of these laws, ordinances or governmental regulations, except to the extent that a notice of the enforcement thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land had been recorded in the public records at Date of policy.

    (b) Any governmental police power not excluded by (a) above, except to the extent that a notice of the exercise thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the public records at date of policy.

2. Rights of eminent domain unless notice of the exercise thereof has been recorded in the public records at date of policy, but not excluding from coverage any taking which has occurred prior to Date of policy which would be binding on the rights of a purchaser for value without knowledge.

3.        Defects, liens, encumbrances, adverse claims or other matters:
    (a)   created, suffered, assumed or agreed to by the insured claimant;
    (b) not known to the Company, not recorded in the public records at date of policy, but known to the insured claimant and not disclosed in writing to the Company by the insured claimant prior to the date the insured claimant became an insured under this policy;
    (c)   resulting in no loss or damage to the insured claimant;
    (d) attaching or created subsequent to date of policy (except to the extent that this policy insures the priority of the lien of the insured mortgage over any statutory liens for services, labor or materials, or to the extent insurance is afforded herein as to assessments for street improvements under construction or completed at date of policy); or
    (e) resulting in loss or damage which would not have been sustained if the insured claimant had paid value for the insured mortgage.

4. Unenforceability of the lien of the insured mortgage because of the inability or failure of the insured at date of policy, or the inability or failure of any subsequent owner of the indebtedness, to comply with applicable doing business laws of the state in which the land is situated.

5. Invalidity or unenforceability of the lien of the insured mortgage, or claim thereof, which arises out of the transaction evidenced by the insured mortgage and is based upon usury or any consumer credit protection or truth-in-lending law.

6. Any statutory lien for services, labor or materials (or the claim or priority of any statutory lien for services, labor or materials over the lien of the insured mortgage) arising from the improvement or work related to the land which is contracted for and commenced subsequent to date of policy and is not financed in whole or in part by proceeds of the indebtedness secured by the insured mortgage which at date of policy the insured has advanced or is obligated to advance.

7. Any claim, which arises out of the transaction creating the interest of the mortgagee insured by this policy, by reason of the operation of federal bankruptcy, state insolvency or similar creditors' rights laws that is based on

    (i) the transaction creating the interest of the insured mortgagee being deemed a fraudulent conveyance or fraudulent transfer; or
    (ii) subordination of the interest of the insured mortgagee as the result of the application of the doctrine of equitable subordination; or
    (iii) the transaction creating the interest of the insured mortgagee being deemed a preferential transfer accept where the preferential transfer results from the failure;
    (a)   to timely record the instrument of transfer; or
    (b) of such recordation to impart notice to purchaser for value or a judgment or lien creditor.

                             EXHIBIT "A"  CONTINUED

        CALIFORNIA LAND TITLE ASSOCIATION STANDARD COVERAGE POLICY  1990

                            EXCLUSIONS FROM COVERAGE

1.  (a)   Any law, ordinance or governmental regulation (including but not limited to building and zoning laws, ordinances, or regulations) restricting regulating, prohibiting or relating to (i) the occupancy, use, or enjoyment of the land; (ii) the character, dimensions or locations of any improvement now or hereafter erected on the land;
          (iii) a separation in ownership or a change in the dimensions or area of the land or any parcel of which the land is or was a part; or (iv) environmental protection, or the effect of any violation of these laws, ordinances or governmental regulations, except to the extent that a notice of the enforcement thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land had been recorded in the public records at date of policy.

    (b) Any governmental police power not excluded by (a) above, except to the extent that a notice of the exercise thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the public records at date of policy.

2. Rights of eminent domain unless notice of the exercise thereof has been recorded in the public records at date of policy, but not excluding from coverage any taking which has occurred prior to date of policy which would be binding on the rights of a purchaser for value without knowledge.

3.        Defects, liens, encumbrances, adverse claims or other matters:
    (a) whether or not recorded in the public records at date of policy, but created, suffered, assumed or agreed to by the insured claimant;
    (b) not known to the Company, not recorded in the public records at date of policy, but known to the insured claimant and not disclosed in writing to the Company by the insured claimant prior to the date the insured claimant became an insured under this policy;
    (c)   resulting in no loss or damage to the insured claimant;
    (d)   attaching or created subsequent to date of policy; or
    (e) resulting in loss or damage which would not have been sustained if the insured claimant had paid value for the insured mortgage or the estate of interest insured by this policy.

4. Unenforceability of the lien of the insured mortgage because of the inability or failure of the insured at date of policy, or the inability or failure of any subsequent owner of the indebtedness, to comply with applicable doing business laws of the state in which the land is situated.

5. Invalidity or unenforceability of the lien of the insured mortgage, or claim thereof, which arises out of the transaction evidenced by the insured mortgage and is based upon usury or any consumer credit protection or truth-in-lending law.

6. Any claim, which arises out of the transaction vesting in the insured the estate or interest insured by this policy or the transaction creating the interest of the insured lender, by reason of the operation of federal bankruptcy, state insolvency or similar creditors' rights laws.

--------------------------------------------------------------------------------

EXCEPTIONS FROM COVERAGE

1. Taxes or assessments which are not shown as existing liens by the records of any taxing authority that levies taxes or assessments on real property or by the public records. Proceedings by a public agency which may result in taxes or assessments, or notices of such proceedings, whether or not shown by the records of such agency or by the public records.

2. Any facts, rights, interests or claims which are not shown by the public records but which could be ascertained by an inspection of the land or which may be asserted by persons in possession thereof.

3. Easements, liens or encumbrances, or claims thereof, which are not shown by the public records.

4. Discrepancies, conflicts in boundary lines, shortage in area, encroachments, or any other facts which a correct survey would disclose, and which are not shown by the public records.

5.  (a)   Unpatented mining claims;
    (b) reservations or exceptions in patents or in Acts authorizing the issuance thereof;
    (c) water rights, claims or title to water, whether or not the maters excepted under (a), (b) or (c) are shown by the public records.

                                  EXHIBIT "H"

                        CC&R's and Excluded Obligations
                   Under CC&R's Described in the Title Report
                   ------------------------------------------

     The documents referred to in the following specially enumerated exceptions in the Title Report attached as Exhibit "G" to this Lease constitute the
                                -----------
"CC&R's" referred to in Paragraph 34 of the Lease. Pursuant to Paragraph 34 of the Lease, except as otherwise stated below as being obligations of Landlord, Tenant shall abide by and comply during the Lease Term with the obligations stated below with respect to the documents listed below to the extent the obligations arise from the ownership or occupancy of the Premises (and to the extent they arise from Landlord's ownership of the Premises together with Landlord's ownership of other property, then to the extent such obligations are reasonably allocable to the Premises).

     Exception No. 4 pertains to an Agreement Regarding Separation of Certain Utilities between the City of Santa Clara and Unisys Corporation. Tenant shall not be responsible for any obligations thereunder, with any obligations affecting the Premises to be borne by Landlord.

     Exception No. 5 pertains to a Grant Deed with Grant and Reservation of Easements from Unisys Corporation to Landlord. Tenant shall be responsible for the obligations embodied therein as relate to the use by Tenant of the easements which are reflected therein as appurtenances to the Premises.

     Exception No. 7 pertains to a Declaration of Covenants, Conditions, Restrictions and Easements between Landlord and Unisys Corporation. Tenant shall be responsible for the obligations thereunder pertaining to maintaining ingress and egress easement areas located within the boundaries of the Premises in the manner required by that Declaration and for the obligations not to unreasonably interfere with the surface water drainage easement in favor of Unisys over the Premises.

     Exception No. 5 pertains to a Grant Deed with Reservation of Easement from Unisys Corporation to Landlord, which grants Unisys Corporation certain rights of access over the Premises associated with the operation of groundwater monitoring wells on the Property. Paragraph 2(b) of this document indicates that the rights and obligations of the parties thereunder are set forth in and are subject to certain terms and conditions in the Agreement of Purchase and Sale and Escrow Instructions between Landlord and Unisys Corporation. Tenant's only obligation with regard to the easements reserved in this Grant Deed is not to unreasonably interfere with the access of Unisys to any monitoring wells that may be hereafter placed upon the Property. Landlord shall be responsible under this Lease to ensure that if any monitoring wells are to be installed on the Premises by Unisys, that they shall be installed in a manner which will not unreasonably interfere with Tenant's use of the Premises and that Unisys exercises its rights under this Grant Deed in manner not to unreasonably interfere with Tenant's use of the Premises.

     Exception No. 9 pertains to a Declaration of Covenants, Conditions, Restrictions and Easements executed by Landlord. Tenant shall have the obligations for maintenance of such easements and utilities as are located within the boundaries of the Premises as referred to in this Declaration, and the obligation to contribute the share of expenses (as provided therein) which is allocable to the Premises associated with the costs of maintenance of the easement areas on other parcels for the benefit of the Premises. As relates to easements over, under or across the Premises for the benefit of other parcels, Tenant shall have the right to obtain reimbursement from the owners of other parcels for the cost of maintenance of the easements in accordance with the terms of this Declaration, including recovery from Landlord to the extent it is at such time the owner of any other parcel which is obligated to share in such costs under this Declaration. Landlord shall cooperate with Tenant in any collection efforts from other owners.

                            CAFETERIA USE AGREEMENT


     THIS CAFETERIA USE AGREEMENT ("Agreement") is made effective as of July 15, 1998, by and between AUSPEX SYSTEMS, INC., a Delaware corporation ("Licensor"), and COVAD COMMUNICATIONS GROUP, INC., a Delaware corporation ("Licensee"), in the context of the following facts and circumstances:

  A. Licensor, as tenant, is leasing from South Bay/San Tomas Associates, a California general partnership, approximately 171,382 feet of leasable area consisting of three (3) two (2) story buildings located on the Central Expressway in the City of Santa Clara, State California, together with related driveways, parking areas and related fixtures and improvements (collectively, the "Complex").

     B. Licensor, as sublessor, and Licensee, as sublessee, have entered into a Sublease Agreement of even date herewith (the "Sublease") for one (1) of the three (3) buildings located within the Complex containing approximately 62,504 square feet of leasable area and commonly known as 2330 Central Expressway, Santa Clara, California (the "Sublease Premises").

  C. Pursuant to the terms and conditions set forth below, Licensor has agreed to allow Licensee to use the cafeteria located within the Complex.

  NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

  1. LICENSE AREA AND LOCATION. Licensor hereby grants to Licensee a non-assignable, non-transferable right and revocable license to use of that certain cafeteria (the "Cafeteria"), located on the first floor of the building commonly referred to as Building A located at 2300 Central Expressway, Santa Clara, California, and shown on the floor plan attached hereto as EXHIBIT A. Licensor reserves, in its sole and absolute discretion, the right from time to time to make changes in the shape, size, location, structure, nature and extent of the Cafeteria and services provided therein and suspend operations from time to time

  2. TERM; RIGHT TO TERMINATE. The term of this Agreement (the "License Term") will commence as of the date Licensee first occupies the Sublease Premises pursuant to the Sublease (the "Commencement Date"), and will terminate on the date which the Sublease terminates, unless sooner terminated (the "Termination Date") pursuant to any of the following provisions:

        (a) Licensor may terminate this Agreement by giving three (3) business days written notice to Licensee if Licensee fails to observe or perform any term, covenant, or condition of this Agreement or the Sublease.

        (b) Licensor may terminate this Agreement by giving three (3) business days written notice to Licensee if the Cafeteria is damaged or destroyed by a fire or other casualty that makes it impracticable for Licensor to continue to allow Licensee to use the Cafeteria.

        (c) Licensor may terminate this Agreement by giving thirty (30) days written notice to Licensee if Licensor, in Licensor's sole discretion, discontinues operating the Cafeteria.

  3. LICENSE FEE. Licensee shall not be required to pay a monthly fee for use of the Cafeteria. Notwithstanding the foregoing, if at any time during the term of this Agreement Licensor elects to subsidize the cost of food sold at the Cafeteria for the benefit of Licensor's employees, such benefit shall not be provided to Licensee or Licensee's employees who shall be required to pay the full (unsubsidized) cost for food purchased at the Cafeteria.

  4. USE. Licensee shall use the Cafeteria during the License Term only as a cafeteria, as contemplated by this Agreement, and for no other purpose without Licensor's prior written approval which may be withheld in Licensor's sole and absolute discretion. Subject to Licensor's reasonable approval, Licensee may use the Cafeteria for company meetings on a prescheduled and available basis. Licensee's use of the Cafeteria shall be subject to rules and regulations promulgated by Licensor from time to time.

  5. RULES OF CONDUCT. Licensee and its employees shall at all times use the Cafeteria in compliance with the following provisions, which rules Licensor may change from time to time in Licensor's sole discretion:

        (a) Licensee shall at all times conduct its activities in or about the Building in a professional and proper manner in accordance with Licensor's rules and regulations.

        (b) Licensee shall abide by Licensor's policies and procedures regarding building access and security, which policies and procedures Licensor may change from time to time in Licensor's sole discretion.

        (c) Licensee shall access the Cafeteria during business hours only, which shall be established by Licensor in its sole discretion.


     6. INDEMNIFICATION OF LICENSOR. Licensee shall, at its sole cost and expense, indemnify, protect, defend (with counsel acceptable to Licensor) and hold harmless Licensor, its partners, shareholders, officers, directors, attorneys, agents, beneficiaries, employees, affiliates, contractors, and related entities (collectively, "Licensor's Related Parties") from and against all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including reasonable attorneys' fees, which may arise in any manner out of or in connection with (i) Licensee's use of the Cafeteria; (ii) any act or omission of Licensee or Licensee's partners, shareholders, officers, directors, attorneys, agents, beneficiaries, employees, affiliates, contractors, and related entities (collectively, "Licensee's Related Parties"); and/or (iii) any breach by Licensee under this Agreement; provided, however, Licensee shall have no obligation to defend or indemnify Licensor from claims which are caused by the sole negligence or willful acts of Licensor or Licensor's Related Parties.

  7. WAIVER OF RESPONSIBILITY. Licensor and Licensor's Related Parties shall not be liable for, and Licensee waives, all claims for loss or damage or injury to person or property sustained by Licensee or any person claiming by, through, or under Licensee, resulting from any accident or occurrence in, on or about the Cafeteria, including, without limitation, claims for loss, theft or damage resulting from: (i) any furnishings or other equipment or appurtenances being in disrepair; (ii) any defect in or failure to operate, for whatever reason, any equipment or facilities in Cafeteria; (iii) any act, omission or negligence of other licensees, any other users or occupants of the Complex, any of Licensor's employees, or the public; or (iv) any other cause of any nature. To the maximum extent permitted by law, Licensee agrees to use the Cafeteria at Licensee's own risk.

  8. WAIVER OF RIGHT OF RECOVERY. Licensee (for itself and its insureds) hereby releases and waives all right of recovery which it might otherwise have (including rights of subrogation) against Licensor and Licensor's Related Parties by reason of any loss or damage resulting from any recovery, claim, action or cause for damages or injury or other occurrence no matter how caused, to the extent that the same is covered by Licensee's insurance.

  9. DEFAULT. Each party may exercise any remedy available to it at law or in equity upon the other party's breach or default of this Agreement, and the rights, remedies, and benefits provided by this Agreement and by law are cumulative and nonexclusive. In the event of any action or other proceeding to interpret or enforce this Agreement, the prevailing party shall be entitled to recover its reasonable attorney's fees from the other party.

  10. MISCELLANEOUS PROVISIONS. This Agreement may be modified only in writing by Licensor and Licensee. This Agreement shall be governed by the laws of the State of California. This Agreement shall not be strictly construed against the party preparing it, but shall be construed as if all parties prepared this Agreement jointly upon the advice of their respective legal counsel. If any provision in this Agreement is held by any court to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect. Waiver by Licensor of any breach of any term, covenant or condition herein contained shall not be deemed a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained. Time is of the essence of this Agreement and of every term, covenant and condition hereof.

  11. DELIVERY BY COUNTERPARTS AND FACSIMILES. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and which together shall constitute one and the same instrument. Each party may execute and deliver this instrument by facsimile, and facsimiles of signatures shall be deemed original signatures for all purposes, but each party executing and delivering this instrument by facsimile shall also send the other party an original of this instrument containing such party's ink signature.


  IN WITNESS WHEREOF, the parties have executed this Agreement on the respective dates set forth below.

                         "Licensor"

                         AUSPEX SYSTEMS, INC.,

                         a Delaware corporation



                         By:  /s/ R. Marshall Case
                              -------------------------------------

                         Title:  VP & CFO
                                 ----------------------------------

                         Date Signed:  6 July 98
                                       ----------------------------


                         "Licensee"

                         COVAD COMMUNICATIONS GROUP, INC.,
                         a Delaware corporation



                         By:  /s/ Timothy Laehy
                              -------------------------------------

                         Title:  CFO
                                 ----------------------------------

                         Date Signed:  7/6/98
                                       ----------------------------

                            CAFETERIA USE AGREEMENT

                                   Exhibit A



[Diagram showing the floor plan of the first floor of Building A located at 2300 Central Expressway, Santa Clara, California and the cafeteria located thereon.]